        As filed with the Securities and Exchange Commission on         , 1997
                                           -------------

                                    Registration No. 333-25269



                                SECURITIES AND EXCHANGE COMMISSION
                                      WASHINGTON, D.C. 20549

                                             FORM S-1
                      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933



                         FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
                                    (Exact name of Registrant)

                  NEW YORK                                              63




                  93-1225432
         (State of Incorporation)                              (Primary Standard




         (I.R.S. Employer
                                                                  Industrial




         Identification No.)
                                                              Classification Code






                                                                  Number)

                                     125 Wolf Road, Suite 110
                                      Albany, New York 12205
                                          (800) 537-2033
                          (Address,  including zip code, and telephone  number,
                            including  area code,  or  registrant's  principal
                                       executive officer)

                                        William T. McCallum
                               President and Chief Executive Officer
                         First Great-West Life & Annuity Insurance Company
                                      8515 East Orchard Road
                                     Englewood, Colorado 80111
                              (Name and Address of Agent for Service)

                                             Copy to:
                                       James F. Jorden, Esq.
                                Jorden Burt Berenson & Johnson LLP
                        1025 Thomas Jefferson Street, N.W., Suite 400 East
                                    Washington, D.C. 20007-0805

         Approximate Date of Proposed Public Offering: Upon the effective date of this Registration Statement.


         It is proposed that this  Registration  Statement will become effective
         on July   , 1997.

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following:

         If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the
         following box and list the Securities  Act  registration   statement
         number of the earlier effective registration statement for the same offering:

         If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement for the same offering:

         If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box:




         The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said Section 8(a) may determine.

                                                 Cross Reference Sheet
                                                 Showing Location in Prospectus
                                                 and Statement of Additional
                                                 Information As Required by
                                                 Form S-1

         FORM  S-1
   PROSPECTUS
         CAPTION ITEM

         1.       Forepart of Registration Statement
                  and Outside Front Cover Page                                      Cover Page

         2.       Inside Front and Outside                                          Cover Page;
                           Back Cover Pages                                               Table of
   Contents

         3.       Summary Information, Risk Factors                                 Key Features
      of
                           and Ratio of Earnings
   the
         Annuity;  First
                           to Fixed Charges
         Great-West Life &

      Annuity
         Insurance

      Company

         4.         Use of Proceeds
   Not
      Applicable

         5.        Determination of Offering  Price
   Not
      Applicable

         6.        Dilution
   Not
      Applicable

         7.         Selling Security Holders






   Not
      Applicable

         8.        Plan  of Distribution
   Distribution
      of
         the

         Contracts

         9.         Description of Securities
   The
      Guarantee
         Period

      Fund;













         The Market Value

         Adjustment

         10.        Interest of Named Experts
   Legal
      Matters;
         Experts
                           and Counsel

         11.      Information with Respect                                               First
         Great-Life &
                           to the Registrant

      Annuity
         Insurance

      Company
         and The

      Series
         Account Selected

         Financial Data; Legal





















         Proceedings; Financial

         Statements

         12.      Disclosure of Commission,
                           Position on Indemnification
                           for Securities Act Liabilities



   INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATMENT RLEATING TO THESE SECURITIESHAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICIATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.



                                                          THE  SCHWAB VARIABLE
   ANNUITY(TM)
                                   A  FLEXIBLE  PREMIUM   DEFERRED  FIXED  AND
   VARIABLE ANNUITY

   Distributed by
                                                              CHARLES SCHWAB &
   CO., INC.

   ---------------------------------------------
                                                                       Issued
   by
                                                         FIRST GREAT-WEST LIFE
   & ANNUITY
                                                                   INSURANCE
   COMPANY


         This prospectus describes interests under a flexible premium deferred annuity contract, The Schwab Variable Annuity (the "Contract"). The Contract is issued on a group basis by First Great-West Life & Annuity Insurance Company (the
         "Company"). Participation in the Contract will be accounted for by the issuance of a certificate showing your interest under the Contract. Your certificate is also hereafter referred to as the "Contract."

         Your investment in the Contract may be allocated among twenty-four Investment
         Divisions of the Variable Annuity-1 Series Account ("Series Account") and the
         available Guarantee Periods under the Guarantee Period Fund. The Investment
         Divisions invest in various underlying funds (open-end investment companies)
         offered by fund families such as Federated, INVESCO, Janus, Lexington, Berger,
         Alger, Schwab Funds, Stein Roe, Strong, Montgomery, American Century,

   SAFECO and
         Van Eck. You also have the option of allocating some or all of your investment in the Contract to the Guarantee Period Fund which allows you to select one or more Guarantee Periods, each of which offers you a specified interest rate for a
         specified  period.   There  may be  a  market   value  adjustment  on
   the  amounts
         withdrawn from the Guarantee Period Fund.

         The minimum   initial   investment is $5,000   ($2,000 if  an IRA) or
   $1,000 if made
         under   an  Automatic   Contribution   Plan  ("ACP").   The  minimum
   subsequent
         Contribution is $500 (or $100 per month if made under an ACP).

         There are no sales charges, redemption, surrender or withdrawal charges. The
         Contract   provides   a Free   Look   Period of 10  days   from  your
   receipt  of the
         Contract, during which time you may cancel your investment in the Contract.
         During   the Free Look  Period,  all  Contributions  allocated  to an
   Investment
         Division will be allocated first to the Schwab Money Market Investment Division and will remain there until the next Transaction Date following the end of the
         Free Look Period. Contributions to the Guarantee Period Fund will be allocated immediately into the specified Guarantee Period(s).

         Your Variable Account Value will increase or decrease based on the investment performance of the options you select. You bear the entire investment risk under the Contract prior to the annuity commencement date for all amounts in your

         Variable Sub-Accounts. While there is a guaranteed death benefit, there is no guaranteed or minimum Variable Account Value on amounts allocated to Investment
         Divisions. Therefore, the Annuity Account Value you receive could be less than the total amount of your Contributions.

         Amounts allocated to the Guarantee Period Fund may be subject to a Market Value
         Adjustment which could result in receipt of less than your Contributions if you surrender, Transfer, make a partial withdrawal or apply amounts to purchase an annuity before a Guarantee Period Maturity Date. Whether such a result actually occurs depends on the timing of the transaction, the amount of the Market Value
         Adjustment and the interest rate credited. The interest rate in subsequent
         Guarantee Periods may be more or less than the rate of a previous Guarantee
         Period.


         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
         EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
         AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
         ACCURACY OR ADEQUACY OF THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
         CRIMINAL OFFENSE. NO PERSON IS AUTHORIZED BY THE COMPANY TO GIVE INFORMATION OR
         TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN
         CONNECTION WITH THE OFFERS CONTAINED IN THIS PROSPECTUS. THIS PROSPECTUS DOES
         NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT
         LAWFULLY BE MADE. PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.


                                                   Prospectus            Dated
   ______________, 1997

         The Contracts are not deposits of, or guaranteed or endorsed by any bank, nor
         are  the  Contracts   federally   insured  by  the  Federal  Deposit
   Insurance
         Corporation,   the Federal  Reserve   Board or  any other  government
   agency.  The

         Contracts    involve   certain     investment    risks,     including
   possible  loss  of
         principal.

         To Place Orders and for Account Information: Contact the Schwab Annuity Service
         Center at 800-838-0649 or P.O. Box 7806, San Francisco, California 94120-9327.

         About This Prospectus: This Prospectus concisely presents important information you should have before investing in the Contract. Please read it carefully and
         retain  it  for   future  reference.  You  can  find   more  detailed
   information
         pertaining to the Contract in the Statement of Additional Information dated
         _____________, 1997 (as may be amended from time to time), and filed with the
         Securities and Exchange Commission. The Statement of Additional Information is
         incorporated by reference into this Prospectus, and may be obtained without charge by contacting the Schwab Annuity Service Center at 800-838-0649 or P.O.
         Box 7806 San Francisco, California 94120-9327.

                                                                   TABLE    OF
   CONTENTS






                    Page



   DEFINITIONS................................................................
   ....................
                  K   E   Y          F   E   A   T   U   R   E   S           O
    F          T   H   E

   ANNUITY....................................................................
         FIRST GREAT-WEST LIFE & ANNUITY  INSURANCE COMPANY
                                                A  N  D            T  H  E
        S  E  R  I  E  S
      ACCOUNT..............................................................
                           T      H      E         E      L      I      G
   I      B      L      E

   FUNDS......................................................................
   .......
                  T   H   E          G   U   A   R   A   N   T   E   E
   P   E   R   I   O   D

   FUND......................................................................
                  T   H   E                  M   A   R   K   E   T
       V   A   L   U   E

   ADJUSTMENT.................................................................
   ...
                        A     P     P      L     I     C     A     T      I
   O     N   A     N     D

   CONTRIBUTIONS..............................................................
   ....
               A  N  N  U  I  T  Y                  A  C  C  O  U  N  T
           V  A  L  U  E







   .........................................................................


   TRANSFERS..................................................................
   ....................
                                                   C              A
    S              H

   WITHDRAWALS................................................................
   ...............
                              T        E       L       E        P       H
   O       N       E

   TRANSACTIONS...............................................................
   ..........
                                             D            E            A
       T            H

   BENEFIT....................................................................
   ..............
                              C        H       A       R        G       E
   S     A       N       D

   DEDUCTIONS.................................................................
   ........
                                    P         A         Y         M         E
         N         T

   OPTIONS....................................................................
   ............
                              F        E       D       E        R       A
   L     T       A       X

   MATTERS....................................................................
   ........
                        A     S      S     I     G     N     M      E     N
   T     S         O     R

   PLEDGES....................................................................
   .....
                           P      E      R      F      O      R      M      A
      N      C      E

   DATA.......................................................................
   ........
                  D   I   S   T   R   I   B    U   T   I   O   N            O
   F            T   H   E

   CONTRACTS..................................................................
                  S   E   L   E   C   T   E   D                     F   I   N
   A   N   C   I   A   L

   DATA.......................................................................






   .
                                       V          O          T          I
      N          G

   RIGHTS.....................................................................
   .............
               R  I  G  H   T  S            R  E  S   E  R  V  E  D
   B  Y            T  H  E













      COMPANY.................................................................
                                             L            E            G
       A            L

   PROCEEDINGS................................................................
   ..............
                                             L            E            G
       A            L

   MATTERS....................................................................
   ..............


   EXPERTS....................................................................
   ....................
                              A        V       A       I        L       A
   B       L       E

   INFORMATION................................................................
   ..........


   EXHIBITS...................................................................
   ....................
                              F        I       N       A        N       C
   I       A       L

   STATEMENTS.................................................................
   ..........F-1




   ---------------------------------------------------------------------------
   -----


         THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH
         SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON, OR OTHER PERSON
         IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION
         WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN
         OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED

   ON.


   ---------------------------------------------------------------------------
   -----

                                  The Contract is not available in all states.

   -----------------------------------------------


   DEFINITIONS

   -----------------------------------------------

         Accumulation Period - The period between the Effective Date and the Payment
         Commencement Date.

         Annuitant - The person named in the application upon whose life the payment of an annuity is based and who will receive annuity payments. If a Contingent
         Annuitant is named, then the Annuitant will be considered the Primary Annuitant.
         While  the  Annuitant   is  living  and at  least  30 days  prior  to
   the  annuity
         commencement date, the Owner may, by Request, change the Annuitant.

         Annuity Account - An account established by the Company in the name of the Owner that reflects all account activity under this Contract.

         Annuity Account Value - The sum of the Variable and Fixed Sub-Accounts credited to the Owner under the Annuity Account; less Transfers, partial withdrawals, amounts applied to an annuity option, periodic withdrawals, charges deducted under the Contract and, less Premium Tax, if any.

         Annuity Payment Period - The period beginning on the annuity commencement date and continuing until all annuity payments have been made under the Contract.

         Annuity Unit - An accounting measure used to determine the dollar value of any variable annuity payment after the first annuity payment is made.

         Automatic Contribution Plan ("ACP") - A plan which allows for automatic periodic
         Contributions. The Contribution amount will be withdrawn from a designated pre-authorized  account  and  automatically credited  to  the Annuity
   Account.

         Beneficiary - The person(s) designated by the Owner, in the application, or as subsequently changed by the Owner by Request, to receive any death benefit which may become payable under the terms of the Contract. If the surviving spouse of an Owner is the surviving Joint Owner, the surviving spouse will become the
         Beneficiary upon such Owner's death and may elect to take the death benefit, if any, or elect to continue the Contract in force.

         Company -  First Great-West Life  & Annuity Insurance  Company,   the
   issuer of this
         annuity, located at 125 Wolf Road, Suite 110, Albany, New York 12205.

         Contingent Annuitant - The person named in the application, unless later changed by the Owner by Request while the Annuitant is alive and before annuity payments have commenced, who becomes the Annuitant when the Primary Annuitant dies. No
         new   Contingent  Annuitant  may be  designated   after the  death of
   the  Primary
         Annuitant.

         Contractual Guarantee of a Minimum Rate of Interest - The minimum interest rate applicable to each Fixed Sub-Account equal to an annual effective rate in effect at the time the Contribution is made and as reflected in written confirmation of the Contribution. This is the minimum rate allowed by law and is subject to change in accordance with changes in applicable law. Under current law, the minimum rate is 3%.

         Contributions   - Purchase   amounts  received under the Contract and
   allocated to
         the Fixed or Variable Sub-Account(s) prior to any Premium Tax or other deductions.

         Effective  Date  - The  date on  which the  first   Contribution   is
   credited to the
         Annuity Account.

         Eligible Fund - A registered management investment company, or portfolio thereof, in which the assets of the Series Account may be invested.

         Fixed    Sub-Accounts   -   The   subdivision(s)  of   the   Owner's
   Annuity
      Account
         reflecting  the   value   of    Contributions   made   to   a   fixed
   interest
      investment  option
         available under the Contract and any Fixed Sub-Account Riders.

         Guarantee    Period  - One   of  the time  intervals     available in
   the
      Guarantee Period
         Fund during  which the Company will credit a stated rate of interest.
   The
      Company
         may  stop  offering  any  time     interval  at  any  time   for  new
   Contributions.
      Amounts
         allocated   to one  or more   Guaranteed   Periods may  be subject to
   a
      Market  Value
         Adjustment.

         Guarantee  Period  Fund  -  A  Fixed   Sub-Account  in  which amounts
   allocated
      will be
         credited   a   stated   rate   of   interest   for   the   applicable
   Guarantee
      Period(s).

         Guarantee  Period Maturity  Date  -  The last  day of  any  Guarantee
   Period.

         Individual   Retirement  Annuity   (IRA) - An annuity contract   used
   in a
      retirement
         savings   program  that  is intended  to  satisfy the    requirements
   of
      Section 408 of
         the Internal Revenue Code of 1986, as amended.

         Investment  Division  -  A division  of the Series Account containing the
      shares of
         an   Eligible Fund.   There  is  an  Investment  Division  for   each
   Eligible
      Fund.

         Market Value   Adjustment  - An  adjustment     which may be  made to
   amounts
      paid out
         before    the   Guarantee     Period     Maturity     Date   due   to
   surrenders,
      partial
         withdrawals,  Transfers,    and  amounts  applied to    the  periodic
   withdrawal
      option or
         to purchase  an annuity, as  applicable.  The Market Value Adjustment may
      increase
         or    decrease   the    amount   payable    on   one    of   the
   above-described
      distributions.  A
         negative  adjustment   may result   in an  effective  interest   rate
   lower
      than the
         applicable   Contractual  Guarantee of a Minimum Rate of Interest and
   the
      value of
         the  Contribution(s)   allocated  to  the   Guarantee  Period   being
   less
      than the
         Contribution(s)   made. The   Market Value Adjustment is  detailed on
   page
      ---.

         Net   Investment Factor   - The   Net Investment   Factor  for   each
   Variable

      Sub-Account
         for  any  valuation date   is  determined  by dividing  (a)   by (b),
   and
      subtracting (c)
         from  the  result   where:   (a) is  the net   result of  (i) the net
   asset
      value per
         share   of  underlying  fund   shares  determined  as of the  end  of
   the
      current
         valuation  period,  plus (ii) the per share   amount of any  dividend
   (or
      capital
         gain,  if  applicable)   if the  "ex-dividend"  date   occurs  during
   the
      current
         valuation period,   minus or  plus (iii) a per  unit charge or credit
   for
      any taxes
         incurred  by or  provided for  in  the Variable  Sub-Account,   which
   is
      determined by
         First GWL&A  to have  resulted   from the  investment  operations  of
   the
      Variable
         Sub-Account;    and (b) is the net result of (i) the net asset  value
   per
      share of
         the   underlying     fund   determined    as  of  the    end  of  the
   immediately
      preceding
         valuation period, minus or  plus (ii) the  per unit charge  or credit for
      any taxes
         incurred by or provided  for in the  Variable Sub- Account;   and (c)
   the
      mortality
         risk charge of 0.85%.

         Non-Qualified  Annuity   Contract  - An  annuity   contract which  is
   not
      intended to be
         part  of  a  qualified   retirement  plan    and   is not   intended
   to
      satisfy  the
         requirements of Section 408 of the Internal Revenue Code of 1986, as
      amended.

         Owner  (Joint Owner)  or  You -  The person(s),  while the  Annuitant is
      living, named
         in the   Contract Data Page who  is entitled to  exercise all  rights
   and
      privileges
         under the  Contract.  Joint  Owners  must be husband and wife   as of
   the
      date the
         Contract  is   issued.   The Annuitant    will be  the Owner   unless
   otherwise
      indicated
         in the  application.   If a Contract is  purchased   as an IRA,   the
   Owner
      and the
         Annuitant   must  be the same   individual   and no Joint   Owner may
   be
      named.  Any
         reference   to   Owner in  the  singular   tense shall    include the
   plural,
      and vice
         versa, as applicable.

         Payment  Commencement  Date -  The date on which   annuity  payments
   or
      periodic
         withdrawals      commence  under  a  payment    option.  The  Payment
   Commencement
      Date must
         be at least  one year  after the   Effective  Date of  the  Contract.
   If a
      Payment
         Commencement   Date is   not shown   on   the Contract   Data Page,
   annuity
      payments will
         commence on  the  first  day  of the  month   of the     Annuitant's
   90th
      birthday.  The
         Payment  Commencement   Date may be changed   by the Owner  within 60
   days
      prior to
         commencement   of  annuity    payments   or  it  may  be  changed  by
   the
      Beneficiary  upon
         the death of the Owner.  If this is an IRA,   payments  which satisfy
   the
      minimum
         distribution requirements  of the  Internal  Revenue   Code of  1986,
   as
      amended, must
         begin no later than the Owner's attainment of age 70 1/2.

         Premium  Tax    - The   amount  of   tax,   if  any,   charged  by  a
   state
      or  other
         governmental authority.

         Request -  Any instruction in   a form   satisfactory to  the Company
   and
      received at
         the   Schwab  Annuity   Service Center   (or  other  annuity  service
   center
      subsequently
         named) from the  Owner or the Owner's    designee  (as specified in a
   form
         acceptable to  the  Company) or the   Beneficiary  (as   applicable)
   as
      required by
         any provision  of  the   Contract or  as  required by   the  Company.
   All
      Requests are
         subject to any action taken or payment made by the Company before it was processed.

         Schwab   Annuity   Service   Center   -      P.O.   Box   7806,   San
   Francisco,
      California
         94120-9327, telephone 800-838-0649.

         Series    Account  - The  segregated   account    established  by the
   Company
      under New
         York  law  and  registered as  a  unit investment  trust  under   the
   Investment
      Company
         Act of 1940, as amended.

         Simplified   Employee  Pension  - An individual   retirement  annuity
   (IRA)
      which may
         accept   contributions    from  one or  more   employers    under   a
   retirement
      savings
         program intended to satisfy the requirements of Section 408(k) of the
      Internal
         Revenue Code of 1986, as amended.

         Surrender  Value   -  The  Annuity  Account  Value   with  a   Market
   Value
      Adjustment,  if
         applicable, on the effective date of the surrender, less Premium Tax, if any.

         Transaction   Date - The date  on  which  any Contribution or Request
   from
      the Owner
         will   be   processed   by   the   Company  at  the   Schwab  Annuity
   Service
      Center.
         Contributions  and  Requests  received after 4:00  p.m.  EST/EDT will be
      deemed to
         have been  received  on the  next business  day.   Requests  will  be
   processed
      and the
         Variable   Account  Value   will be  determined  on each day that the
   New
      York Stock
         Exchange is open for trading.

         Transfer   -  The moving   of  money   from  among and  between   the
   Investment
      Division(s)
         and the Guaranteed Period Fund.

         Variable   Account    Value   - The   sum of  the    values   of the
   Variable
      Sub-Accounts
         credited to the Owner under the Annuity Account.

         Variable   Sub-Accounts   -  The   sub-division(s)    of  the Owner's
   Annuity
      Account
         containing   the  value   credited   to the  Owner under  the Annuity
   Account
      from an
         Investment Division.

         We,  our,  us, or  First   GWL&A:   First  Great-West Life  & Annuity
   Insurance
      Company.

                                                              KEY  FEATURES OF
   THE
      ANNUITY

         The  Contract   currently   allows  you to   invest in  your   choice
   of
      twenty-four
         different     Investment    Divisions     offered    by     thirteen
   different
      mutual  fund
         investment  advisers.    You  can   also invest in   the   Guarantee
   Period
      Fund.  Your
         Annuity   Account Value  allocated  to an  Investment   Division will
   vary
      with the
         investment  performance    of the  Investment   Division  you select.
   You
      bear the
         entire     investment risk    for   all  amounts   invested  in   the
   Investment
      Division(s).
         Your    Annuity   Account  Value   could  be  less  than   the  total
   amount
      of your
         Contributions.

         Who should  invest.  The   Contract is  designed  for  investors  who
   are
      seeking
         long-term   tax   deferred  asset   accumulation  with a  wide  range
   of
      investment
         options.     The Contract  can   be  used   for  retirement or  other
   long-term
      investment
         purposes.  The deferral of  income taxes is particularly   attractive
   to
      investors
         in  high  federal  and state   tax brackets who  have already   fully
   taken
      advantage of
         their    ability  to  make  IRA      contributions    or  "pre-tax"
   contributions
      to their
         employer sponsored retirement or savings plans.

         A   Wide  Range   of  Variable   Investment  Choices.   The  Contract
   gives
      you an
         opportunity   to     select   among   twenty-four        different
   Investment
      Divisions.  Each
         Investment    Division    invests  in shares  of an  Eligible   Fund.
   The
      Eligible Funds
         cover a wide range of investment objectives as follows:



         Investment Objective                                 Eligible Funds
         Aggressive Growth                                    SteinRoe Capital
   Appreciation Fund
                                                              Janus      Aspen
   Aggressive Growth Portfolio
                                                              Alger   American
   Small Capitalization
         Portfolio
                                                              American
   Century     VP     Capital
      Appreciation
                                                              Berger IPT-Small
   Company Growth Fund













                                                              Strong Discovery
   Fund II

         International Aggressive  Growth
   Montgomery Variable  Series:
      International
                                                                    Small  Cap
   Fund
                                                              Lexington
   Emerging Markets Fund

         Growth                                                     Montgomery
   Variable Series: Growth Fund
                                                              Schwab     Asset
   Director - High Growth
         Portfolio
                                                              Janus      Aspen
   Growth Portfolio
                                                              Alger   American
   Growth Portfolio

         International  Growth                                     Janus Aspen
   Worldwide Growth Portfolio
                                                              American Century
   VP International

         Index                                                  Schwab S&P 500
   Portfolio

         Growth & Income                                            SAFECO RST
   Equity Portfolio
                                                              Federated
   American Leaders Fund II

         Equity Income                                                 INVESCO
   VIF-Industrial Income Portfolio

         Balanced/Asset Allocation                                     INVESCO
   VIF-Total Return Portfolio

         Specialized                                                 Federated
   Utility Fund II
                                                              Van          Eck
   Worldwide Hard Assets Fund

         High Yield Bond                                      INVESCO VIF-High
   Yield Portfolio






         Government Bond                                        Federated Fund
   for U.S. Government
         Securities II

         Money  Market                                            Schwab Money
   Market Portfolio

         The distinct  investment  objectives and  policies for each  Eligible
   Fund
      are more
         fully  described in   their  individual  fund    prospectuses   which
   are
      available from
         the   Schwab   Annuity   Service   Center,    P.O. Box   7806,    San
   Francisco,
      California
         94120-9327, or via telephone at 1-800-838-0649.

         The   Guarantee   Period   Fund.   The   Contract    also gives   you
   an
      opportunity  to
         allocate your     Contributions    and   to  transfer your   Annuity
   Account
      Value to the
         Guarantee Period Fund.  This Fixed  Sub-Account   option is comprised
   of
      Guarantee
         Periods,   each of which has  its own stated rate of interest and its own
      maturity
         date.   The  stated  rate of   interest for  the   Guarantee   Period
   will
      depend on the
         date the   Guarantee  Period is   established  and  the  duration  of
   the
      Guarantee
         Period you select  from among those available.    The rates  declared
   are
      subject to
         a minimum (Contractual Guarantee of a Minimum Rate of Interest),  but
   the
      Company
         may   declare   higher   rates   (the   stated  rate  of  interest).
   The
      Contractual
         Guarantee  of a  Minimum  Rate of  Interest  will  be   disclosed  in
   the
      written
         confirmation.    The stated rate of  interest will not  be less  than
   the
      Contractual
         Guarantee   of  a   Minimum   Rate  of   Interest   and will  also be
   disclosed
      in the
         written    confirmation.    Amounts  withdrawn  or  transferred  from
   a
      Guarantee Period
         prior to the    Guarantee   Period    Maturity  Date   may be subject
   to a
      Market Value
         Adjustment. (See "Market Value Adjustment," page __.)

         How  to Invest.  You  must complete a Contract    application form in
   order
      to invest
         in the   Contract  and you   must pay  by  check  or instruct   us to
   transfer
      funds from
         your Schwab   account.   The minimum initial    investment  is $5,000
   (or
      $2,000 if in
         an IRA).   Subsequent   investments   must  be at least  $500.    The
   minimum
      initial
         investment    may be reduced  to $1,000   should  the Owner  agree to
   make
      additional
         $100 per month minimum recurring deposits through an ACP.

         Free Look  Period.   The Contract  provides  for a  Free  Look Period
   which
      allows you
         to   cancel  your   investment   generally   within 10  days of  your
   receipt
      of the
         Contract.   You can cancel  the Contract during the Free  Look Period
   by
      delivering
         or   mailing the  Contract to  the Schwab   Annuity Service  Center.
   The
      cancellation
         is  not effective   unless we  receive a  notice which  is postmarked
   before
      the end
         of the Free  Look Period. If the Contract  is returned,  the Contract will
      be void
         from  the  start and the  greater of:   (a)  Contributions   received
   less
      surrenders,
         withdrawals and  distributions,  or  (b)  the Annuity   Account Value
   less
      surrenders,
         withdrawals and distributions, will be refunded. These procedures may vary where
         required  by state  law. (See  "Application and  Contributions," page
   ___.)

         Allocation   of    the     Initial   Investment.       Any    initial
   Contribution
      allocated to an
         Investment     Division  (other  than   certain   1035  exchanges   -
   see
      "Application  and
         Contributions,"    page __)  will be  allocated to   the Schwab Money
   Market
      Portfolio
         until the  next   Transaction   Date following   the end of  the Free
   Look
      Period.  At
         that time,   the   Variable  Account  Value  will be  allocated    to
   the
      Investment
         Divisions  in  accordance with  your   instructions.    (See "Annuity
   Account
      Value,"
         page  __.)  Your  initial  investment  inthe   Guarantee Period  Fund
      will  be
         immediately  allocated  to   the  Guarantee  Period(s)  specified  in
   the
      application.

         Charges   and Deductions Under the  Contract.  The  Contract is a "no
   load"
      variable
         annuity   and,  as such,    imposes  no  sales  charges,   redemption
   or
      withdrawal
         charges.

         There is  a Mortality   and Expense   Risk   Charge at an   effective
   annual
      rate of
         0.85%  of the   value of the net  assets  in  the  Variable  Account.
   A
      Contract
         Maintenance  Charge  of $25 will  be deducted     annually from  your
   Annuity
      Account
         Value.   There will  be a transfer fee   of $10  for each Transfer in
   excess
      of twelve
         Transfers per calendar year. (See "Charges and Deductions," page __.)

         Depending   on your  state of    residence,  we  may deduct  a charge
   for
      Premium Tax
         from  purchase   payments   or   amounts   withdrawn   or  at     the
   Payment

      Commencement Date.
         (See "Charges and Deductions," page __.)

         The  Market  Value   Adjustment   may increase  or decrease the value
   of a
      Guarantee
         Period   if the Guarantee   Period  is broken prior  to the Guarantee
   Period
      Maturity
         Date. A   negative  adjustment may  result  in an effective  interest rate
      lower than
         the  stated   rate of   interest  for  the  Guarantee   Period    and
   the
      Contractual
         Guarantee  of a  Minimum  Rate of  Interest    and the  value  of the
   Guarantee
      Period
         being less   than Contribution(s).  (See "Market   Value Adjustment,"
   page
      __.)

         Switching   Investments.    You  may    switch  Contributions   among
   the
      Investment
         Divisions    or Guarantee   Period  Fund as  often as  you like  with
   no
      immediate  tax
         consequences.   You  may make  a Transfer   Request  to the   Schwab
   Annuity
      Service
         Center.   A  transfer     fee  may  apply.     (See   "Charges  and
   Deductions,"
      page __.)
         Amounts   Transferred    out of  a  Guarantee   Period  prior  to the
   Guarantee
      Period
         Maturity    Date  may be  subject to   a Market Value    Adjustment.
   (See
      "Market Value
         Adjustment," page __.)

         Full and  Partial   Withdrawals.  You may  withdraw   all or  part of
   your
      Annuity
         Account Value before the earlier  of the annuity   commencement  date
   you
      selected
         or the  Annuitant's   or Owner's  death.  Withdrawals  may be taxable
   and
      if made
         prior to age 59 1/2 may be subject to a 10% penalty tax.  Withdrawals of
      amounts
         allocated to  a  Guarantee   Period prior  to the  Guarantee   Period
   Maturity
      Date may
         be  subject  to  Market     Value  Adjustment.  (See  "Market   Value
   Adjustment,"
      page __.)
         The  minimum     partial    withdrawal   prior  to  the Market  Value
   Adjustment
      is $500.
         There  is no  limit  on the   number of   withdrawals    made.   The
   Company
      may delay
         payment of withdrawals  from your Variable   Sub-Accounts by up to  7
   days
      and may
         delay    withdrawals  from  the Guarantee   Period Fund  by up   to 6
   months.
      (See "Cash
         Withdrawals," page __.)

         Annuity  Options.     Beginning on    the  first day  of   the  month
   immediately
      following
         the     annuity  commencement   date you   select,  you  may elect to
   receive
      annuity
         payments  on  a fixed  or variable  basis. (The default   date is the
   first
      day of the
         month that   the   Annuitant   attains   age 91.)   A wide  range  of
   annuity
      options are
         available   to provide      flexibility   in choosing  an  annuity
   payment
      schedule that
         meets  your   particular    needs.  These   annuity  options  include
   alternatives
      designed
         to   provide  payments   for life   (for   either  a  single or joint
   life),
      with or
         without   a   guaranteed     minimum   number of   payments.     (See
   "Payment
      Options," page
         __.)

         Death   Benefit.   The  amount of  the death   benefit,   if  payable
   before
      annuity
         payments    commence,    will be  the   greater of  (a)  the  Annuity
   Account
      Value with a
         Market Value  Adjustment,  if applicable,   as of the  date a Request
   for
      payment is
         received,     less  Premium  Tax, if    any; or  (b)    the sum    of
   Contributions
      paid, less
         partial   withdrawals   and  Periodic   Withdrawals,   less   charges
   deducted
      under the
         Contract, if any, less Premium Tax, if any. (See "Death Benefit," page
      __.)

         Customer   Service.  Schwab's  professional      representatives  are
   available
      toll-free
         to   assist you.  If you have   any  questions about  your  Contract,
   please
      telephone
         the Schwab  Annuity Service Center   (800-838-0649) or  write to  the
   Schwab
      Annuity
         Service      Center   at P.O.   Box   7806,      San     Francisco,
   California
      94120-9327.  All
         inquiries should include  the Contract number and the   Owner's name.
   As a
      Contract
         Owner  you   will  receive   periodic  statements     confirming  any
   transactions
      relating
         to your Contract, as well as a quarterly statement and an annual report.

                                                       VARIABLE   ANNUITY  FEE
   TABLE

                  The purpose  of this table  and the examples that  follow is to
      assist you
         in   understanding    the various  costs and expenses that  you  will
   bear
      directly or
         indirectly   when   investing   in  the   Contract.   The   table and
   examples
      reflect
         expenses    related  to the  Investment   Divisions   as well  as  of
   the
      Eligible Funds.
         The table  assumes  that   the entire   Annuity   Account  Value   is
   allocated
      to one or
         more  Investment   Divisions.  The   information  set   forth  should
   be
      considered
         together  with the   narrative  provided under  the heading  "Charges
   and
      Deductions,"
         page  __  of  this  Prospectus,  and with  the  Funds'  prospectuses.
   In
      addition to the
         expenses listed below, Premium Tax may be applicable.

         Contract Owner Transaction Expenses1

                           Sales Load




         None
                           Surrender Fee




         None
                           Transfer Fee (First 12 Per Year)2




         None
                           Annual Contract Maintenance Charge3

                    $25.00

         Investment Division Annual Expenses1
         (as a percentage of average Variable
         Account assets)

                           Mortality and Expense Risk Charge




         0.85%
                           Administrative Expense Charge




         0.00%
                           Other Fees and Expenses of the Variable Account










         0.00%





         -----
                           Total Investment Division Annual Expenses




         0.85%














         --------
         1  The   Contract   Owner Transaction   Expenses    apply   to   each
   Contract,
      regardless of
         how  the   Annuity Account  Value   is  allocated.     The Investment
   Division
      Annual
         Expenses do not apply to the Guarantee Period Fund.
         2 There  is a  $10 fee   for  each transfer  in excess of  12 in  any
   calendar
      year.
         3 The  Contract    Maintenance   Charge  is currently   waived  for
   Contracts
      with an
         Annuity     Account Value of  at  least  $50,000.   If  your  Annuity
   Account
      Value falls
         below   $50,000 due  to a   withdrawal,   the  Contract   Maintenance
   Charge
      will be
         reinstated until such time as your Annuity Account Value is equal to or greater
         than $50,000. This charge may also be waived for Contracts issued under certain
         sponsored arrangements.

                                        Eligible Fund Annual Expenses (1)
            (as   a   percentage  of   Eligible   Fund   net   assets,   after
   expenses
      reimbursements)






             Total


                                                            Management

      Other             12b-1


                 Eligible Fund
                                                            Fees

      Expenses          Fees


                 Expenses
                                                            (after    expenses

      (after expenses   (after
         expenses  (after expenses
                                                             reimbursement)

      reimbursement)
         reimbursement)    reimbursement)
                   Portfolio

                  Alger American Growth Portfolio       .75%              .04%

                 0%


         .79%
                  Alger American Small
                    Capitalization Portfolio                    .85%







      .03%               0%


               .88%
                  American Century VP Capital Appreciation               1.00%

                 0%


                 0%           1.00%
                  American Century VP International              1.50%

        0%


           0%         1.50%













                  Berger IPT-Small Company Growth Fund            .0%

      1.15%             0%


              1.15%
                  Federated American Leaders  Fund II

      .53%              .32%


                 0%            .85%
                  Federated Fund for U.S. Government Securities II         .0%

               .80%


                 0%            .80%
                  Federated Utility Fund II                      .24%

      .61%          0%


               .85%
                  INVESCO VIF-High Yield  Portfolio             .60%

      .27%               0%





















               .87%
                  INVESCO VIF-Industrial Income Portfolio  .75%           .20%

                 0%


         .95%
                  INVESCO VIF-Total Return Portfolio           .75%

      .19%               0%


               .94%
                  Janus Aspen Aggressive
                     Growth Portfolio                           .72%

      .04%               0%


               .76%
                  Janus Aspen Growth Portfolio          .65%              .04%

                 0%


         .69%
                  Janus Aspen Worldwide
                    Growth Portfolio                            .66%

      .14%               0%


               .80%
                  Lexington Emerging Markets Fund                .85%

      .79%


           0%         1.64%
                  Montgomery Variable Series: Growth Fund2       1.00%







      .25%


           0%         1.25%
                  Montgomery Variable Series:
                    International Small Cap Fund2                1.25%

      .25%


           0%         1.50%
                  SAFECO RST Equity Portfolio            .70%            .02%

      0%       .72%
                  Schwab Asset Director -













                    High Growth Portfolio               .60%              .15%

                 0%


         .75%
                  Schwab Money Market  Portfolio                .44%

      .06%               0%


               .50%
                  Schwab S&P 500  Portfolio3                    .13%

      .15%               0%


               .28%
                  SteinRoe Capital Appreciation Fund                      .50%

               .26%


                 0%            .76%
                  Strong  Discovery Fund II                     1.00%

      .21%               0%


              1.21%
                  Van Eck Worldwide Hard Assets Fund                      .90%

               .18%


                 0%           1.08%

         ---------------------------------

         (1)  The figures   given  above   (other   than  for the   Montgomery
   Variable
      Series:
         Growth Fund,   Montgomery Variable  Series: International   Small Cap
   Fund
      and Schwab

         S&P   500 Portfolio   - see   notes 2   and 3,   below)   reflect the
   amounts
      deducted after
         expense offset     arrangements,   if any,   from the  Eligible Funds
   during
      1996. From
         time  to   time,  an  Eligible  Fund's investment   adviser,  in  its
   sole
      discretion, may
         waive   all   or  part  of  its   fees   and/or  voluntarily   assume
   certain
      expenses.  For a
         more  complete     description   of  the  Eligible   Funds'  fees and
   expenses,
      see the
         Eligible  Funds'     prospectuses.     As   of  the   date  of   this
   Prospectus,
      certain fees
         are being  waived or  expenses   are being  assumed,  in each case on
   a
      voluntary
         basis.    Without such   waivers or     reimbursements,    the  total
   Eligible
      Fund annual
         expenses that   would  have been  incurred   for the last   completed
   fiscal
      year would
         be:  8.57%  for  Berger  IPT-Small  Company  Growth  Fund; 1.07%  for
   Federated
      American
         Leaders  Fund   II;   1.81%   for Federated      Fund   for   U.S.
   Government
      Securities  II;
         1.32%  for  INVESCO     VIF-High  Yield     Portfolio;    1.19%   for
   INVESCO
      VIF-Industrial
         Income  Portfolio;    1.30% for INVESCO VIF-Total  Return Portfolio;
   .83%
      for Janus
         Aspen  Aggressive   Growth   Portfolio;     .83%  for   Janus   Aspen
   Growth
      Portfolio;  .91%
         for  Janus  Aspen Worldwide  Growth  Portfolio;  2.23%  for Lexington
   Emerging
      Markets
         Fund; and 0.95% for Schwab Money Market Portfolio; 2.68% forSchwab S&P 500

         Portfolio  and  3.92%  for  Schwab  asset  Directors-  High  Growth
   Portfolio.
      See the
         Eligible  Funds'   prospectuses  for a  discussion   of  fee  waiver
   and
      expense
         reimbursements.

         2  For  the   Montgomery     Variable   Series:   Growth   Fund  and
   Montgomery
      Variable
         Series:  International   Small-Cap    Fund,  the  fund    manager has
   agreed
      to reduce
         management  fees,  if  necessary,   to  keep  total annual  operating
   expenses
      to 1.25%
         and   1.50%,      respectively.      The  fund   manager   may   also
   voluntarily
      further reduce
         management  fees and   other  expenses  to  increase  the  return  to
   the
      Funds'
         investors and   voluntarily   elected to do   so in 1996  so that the
   actual
      expenses
         charged in  1996  for both  of these  funds   were  0.00%.    Without
   such
      waivers or
         reimbursements,  the total    Eligible Fund expenses that would  have
   been
      incurred
         for  the  last completed    fiscal  year   would  be:  6.98%  for the
   Montgomery
      Variable
         Series:   Growth   Fund and  6.30%   for   the   Montgomery  Variable
   Series:
      International
         Small-Cap Fund.

         3 The   figures  given   above   reflect a  voluntary   waiver   of a
   portion
      of the
         management   fee for the Schwab  S&P 500 Portfolio   effective May 1,
   1997.
      Prior to
         that date the applicable management fee was 0.20%.

                                                               Examples(1)

         If you  retain, annuitize, or surrender  the Contract at  the end  of the
      applicable
         time   period,  you  would   pay the  following   fees  and  expenses
   on a
      $1,000
         investment, assuming a 5% annual return on assets:


         Investment Divisions                                          1 Year

                      3
         Years

         Alger American Growth Portfolio                               $ 8.26


         $27.11
         Alger American Small
           Capitalization Portfolio                                    $ 9.20


         $30.16
         American Century VP Capital Appreciation                      $10.45


         $34.21
         American Century VP International                             $15.63


         $50.93
         Berger IPT-Small Company Growth Fund                          $12.00


         $39.25
         Federated American Leaders Fund II                            $ 8.89


         $29.14
         Federated Fund for U.S. Government Securities II              $ 8.37








         $27.45
         Federated Utility Fund II                                     $ 8.89


         $29.14
         INVESCO VIF-High Yield Portfolio                              $ 9.09


         $29.82
         INVESCO VIF-Industrial Income Portfolio                       $ 9.93


         $32.52
         INVESCO VIF-Total Return Portfolio                            $ 9.82


         $32.19
         Janus Aspen Aggressive
            Growth Portfolio                                           $ 7.95















         $26.09
         Janus Aspen Growth Portfolio                                  $ 7.22


         $23.71
         Janus Aspen Worldwide
           Growth Portfolio                                            $ 8.37


         $27.45
         Lexington Emerging Markets Fund                               $17.08


         $55.57
         Montgomery Variable Series: Growth Fund                       $13.04


         $42.60
         Montgomery Variable Series:
           International Small-Cap Fund                                $15.63


         $50.93
         SAFECO RST Equity Portfolio                                   $ 7.53


         $24.73
         Schwab Asset Director -
           High Growth Portfolio                                       $ 7.84


         $25.75
         Schwab Money Market Portfolio                                 $ 5.24


         $17.23
         Schwab S&P 500 Portfolio                                      $ 2.94

                       $
         9.68
         SteinRoe Capital Appreciation Fund                            $ 7.95


         $26.09
         Strong Discovery Fund II                                      $12.63








         $41.26
         Van Eck Worldwide Hard Assets Fund                            $11.28


         $36.90


         THESE  EXAMPLES SHOULD  NOT  BE  CONSIDERED REPRESENTATIONS  OF  PAST
   OR
      FUTURE
         EXPENSES.   ACTUAL  EXPENSES PAID MAY BE  GREATER OR  LESS THAN THOSE
   SHOWN,
      SUBJECT
         TO THE GUARANTEES IN THE CONTRACT.

         These  examples  assume that  no  premium  taxes  have  been assessed
   (although
      premium
         taxes may be applicable - see "Premium Tax," page __).

         (1) The  Eligible   Fund Annual   Expenses  and these   examples  are
   based
      on data
         provided by the  Eligible Funds.  The  Company has no reason to doubt the
      accuracy
         or  completeness  of that   data,  but the Company has not   verified
   the
      Eligible
         Funds'   figures.  In preparing   the Eligible Fund Expense table and
   the
      Examples
         above,  the   Company has relied  on   the figures  provided by   the
   Eligible
      Funds.

      ------------------------------------------------------

                                       FIRST  GREAT-WEST  LIFE     &   ANNUITY
   INSURANCE
      COMPANY
                                                         AND     THE    SERIES
   ACCOUNT

      ------------------------------------------------------

         First Great-West Life & Annuity Insurance Company  ("First GWL&A")

                  The Company  is a stock  life insurance   company  organized
   under
      the laws
         of  the state of New York. First GWL&A  was incorporated on April  9,
   1996
      and is a
         wholly   owned   subsidiary   of   Great-West   Life   &   Annuity
   Insurance
      Company
         ("Great-West"). First GWL&A commenced operations upon receipt of its certificate
         of  authority from the Superintendent of Insurance of New York on May
   28,
      1997.

                  First   GWL&A is   principally   engaged   in the   sale  of
   life
      insurance,
         accident and  health  insurance  and  annuities.   It is admitted  to
   do
      business in
         the states of New York and Iowa.

                  Great-West is a  wholly-owned subsidiary  of The  Great-West
   Life
         Assurance Company   ("GWL").  GWL   is  a subsidiary   of  Great-West
   Lifeco
      Inc., a
         holding company.   Great-West   Lifeco Inc. is  in turn  a subsidiary
   of
      Power

         Financial  Corporation,  a     financial  services  company.    Power
   Corporation
      of
         Canada,   a holding and   management company, has voting   control of
   Power
      Financial
         Corporation.     Mr. Paul  Desmarais,   through a  group   of private
   holding
      companies,
         which he controls, has voting control of Power Corporation of Canada.

         The Series Account

                  The     Variable       Annuity-1      Series      Account
   ("Series
      Account")  was
         established    by  the Company  on January   15,  1997 as  a separate
   account
      under the
         laws  of the   State  of   New   York.   The   Series   Account    is
   registered
      with the
         Securities  and  Exchange  Commission    ("Commission")    under  the
   Investment
      Company
         Act of  1940,  as  amended ("1940   Act"),  as  a  unit   investment
   trust.

      The Series
         Account  meets  the   definition  of  a  "separate   account"   under
   the
      federal
         securities   laws.    However,       such  registration     does  not
   involve
      supervision of the
         management of the Series Account or the Company by the Commission.

                  The Company  does not  guarantee the  investment performance of
      the Series
         Account.  The portion  of  the Annuity  Account  Value  attributable to
      the Series
         Account and  the amount of  variable  annuity   payments    depend on
   the
      investment
         performance  of  the Eligible  Funds.  Thus,   the    Contract  Owner
   bears
      the full
         investment  risk  for  all  Contributions  allocated  to  the  Series
   Account.

                  The  Series   Account is   administered  and   accounted for
   as
      part of the
         general  business of the  Company;   but the income,  capital  gains,
   or
      capital
         losses   of each  Investment   Division are  credited to   or charged
   against
      the assets
         held in that    Investment  Division in accordance with the  terms of
   the
      Contract,
         without  regard  to other income,  capital  gains or  capital  losses of
      any other
         Investment  Division    or   arising   out of  any  other   business
   the
      Company  may
         conduct. Under  New York law,  the assets of the Series   Account are
   not
      chargeable
         with  liabilities  arising out of  any other  business   the  Company
   may
      conduct.
         Nevertheless,   all    obligations  arising    under  the   Contracts
   are
      generally
         corporate obligations of the Company.

                  The  Series    Account     currently     has   twenty-four
   Investment
      Divisions
         available  for   allocation  of  Contributions.   If, in the  future,
   the
      Company
         determines   that   marketing    needs and   investment    conditions
   warrant,
      it may
         establish additional    Investment  Divisions  which  will   be  made
   available
      to Owners
         to the  extent  and on a basis   to be   determined  by the Company,
   (See
      "Addition,
         Deletion,   or  Substitution").   Each Investment   Division  invests
   in
      shares of an
         Eligible Fund, each having a specific investment objective.

      ------------------------------------------------------
                                                           THE ELIGIBLE FUNDS

      ------------------------------------------------------

                  The  Eligible    Funds  described      below  are    offered
   exclusively
      for use as
         funding  vehicles for  insurance  products   and,  consequently,  are
   not
      publicly
         available  mutual   funds.    Each    Eligible Fund  has   separate
   investment
      objectives
         and policies.     As a  result,   each Eligible  Fund  operates  as a
   separate
      investment
         portfolio  and the  investment  performance  of one Eligible Fund has no
      effect on
         the investment   performance  of  any other  Eligible Fund.  See  the
   Eligible
      Funds'
         prospectuses for more information.

         The Alger American Fund

                  Alger   American  Small  Capitalization  Portfolio:    Seeks
   long-term
      capital
                  appreciation   by   investing   at  least 65%  of its  total
   assets,
      except
                  during  temporary  defensive periods,   in equity securities
   of
      companies
                  that,    at  the    time   of   purchase,       have   total
   market
      capitalization within
                  the   range of     companies   included    in the   Russell
   2000
      Growth  Index
                  ("Russell Index") or the S&PSmallCap 600Index ("S&P Index"), updated
                  quarterly.   Both     indexes    are  broad    indexes    of
   small
      capitalization
                  stocks.  As    of    March  31,    1997,  the    range   of
   market
      capitalization of the
                  companies   in the   Russell     Index was  $10  million  to
   $1.94
      billion;  the
                  range of market   capitalization  of the  companies  in  the
   S&P
      Index at
                  that   date was  $32 million   to $2.579    billion.     The
   combined
      range as of
                  that   date  was $10  million   to $2.579    billion.    The
   Portfolio
      may invest
                  up  to  35%  of its  total  assets  in  equity    securities
   of
      companies  that,
                  at   the    time  of    purchase,      have  total    market
   capitalization
      outside this
                  combined range, and in excess of that amount (up to 100% of its assets)
                  during temporary defensive periods.

                  Alger   American   Growth   Portfolio:      Seeks  long-term
   capital
      appreciation
                  by   investment  of at  least   65% of its   total   assets,
   except
      during
                  temporary  defensive  periods,  in    equity  securities  of
   companies
      that, at
                  the   time  of    purchase    of   the   securities,    have
   total
      market
                  capitalization  of $1   billion  or greater.  The  Portfolio
   may
      invest up to
                  35%   of  its   total assets   in  equity    securities   of
   companies
      that, at the
                  time of   purchase,  have total   market  capitalization  of
   less
      than $1
                  billion.

         American Century Variable Portfolios, Inc.

                  American     Century   VP Capital     Appreciation:   Seeks
   capital
      growth by
                  investing        in   common      stocks       (including
   securities
      convertible  into
                  common   stocks and   other  equity     equivalents)     and
   other
      securities that
                  meet  certain    fundamental  and  technical  standards   of
   selection
      and have,
                  in    the   opinion       of    the    investment   manager,
   better-than-average
      potential
                  for  appreciation.   The  Portfolio's   investment   manager
   intends
      to stay
                  fully  invested in  such  securities,    regardless  of  the
   movement
      of stock
                  prices generally.

                  American  Century  VP  International:  Seeks capital  growth by
      investing
                  primarily  in an   internationally    diversified  portfolio
   of
      securities of
                  foreign  companies    that  meet  certain  fundamental   and
   technical
      standards
                  of    selection   and  have,   in  the     opinion   of  the
   investment
      manager,
                  potential  for   capital appreciation.  The   Portfolio will
   invest
      primarily
                  in  common    stocks   (defined  to   include   depository
   receipts
      for common
                  stock   and    other   equity      equivalents)  of   such
   companies.
      Investment in
                  securities   for  foreign  issues   typically   involves   a
   greater
      degree of
                  risk than an investment in domestic securities.

         Berger Institutional Products Trust

                  Berger    IPT-Small   Company    Growth   Fund:        Seeks
   capital
      appreciation by
                  investing primarily  in equity  securities (including common
   and
                  preferred stocks, convertible debt securities and other
                  securities     having    equity     features)     of   small
   growth
      companies  with
                  market capitalization of less than $1 billion at the time of initial
                  purchase.

         Federated Insurance Series

                  Federated       American   Leaders  Fund   II:    Seeks   to
   achieve
      long-term growth
                  of capital     as  a  primary    objective    and  seeks  to
   provide
      income as a
                  secondary  objective   through  investment of  at least 65 %
   of
      its total
                  assets  (under   normal    circumstances)  in  common stocks
   of
      "blue chip"
                  companies.

                  Federated  Fund for U.S.  Government  Securities  II:  Seeks
   to
      provide
                  current  income   through   investment of   at least  65% of
   its
      total assets
                  in  securities  which are   primary   or direct  obligations
   of
      the U.S.
                  government or  its agencies  or instrumentalities  or  which are
      guaranteed
                  as to   principal and  interest  by  the  U.S. government,
   its
      agencies,  or
                  instrumentalities   and    in  certain      collateralized
   mortgage
      obligations,
                  and repurchase agreements.

                  Federated   Utility  FundII:  Seeks to provide   highcurrent
      income and
                  moderate    capital   appreciation    by   investing    in
   a
      professionally-managed,
                  diversified   portfolio  of   utility  company   equity  and
   debt
      securities.

         INVESCO Variable Investment Funds, Inc.

                  INVESCO   VIF-Industrial  Income   Portfolio:   Seeks   the
   best
      possible
                  current  income  while    following    sound    investment
   practices.
      Capital
                  growth   potential is   an   additional   consideration   in
   the
      selection of
                  portfolio   securities.   The Portfolio     normally invests
   at
      least 65% of
                  its total  assets in   dividend-paying  common  stocks.   Up
   to
      10% of the
                  Portfolio's    total   assets  may  be  invested  in  equity
   securities
      that do
                  not  pay  regular   dividends.    The  remaining  assets are
   invested
      in other
                  income-producing  securities  such   as  corporate    bonds.
   The
      Portfolio also
                  has the flexibility to invest in other types of securities.

                  INVESCO    VIF-Total   Return    Portfolio:  Seeks   a high
   total
      return  on
                  investment     through capital   appreciation   and  current
   income.
      The Total
                  Return Portfolio  seeks to achieve its  investment objective by
      investing
                  in   a combination   of equity   securities (consisting   of
   common
      stocks and,
                  to  a   lesser degree, securities  convertible   into common
   stock)
      and fixed
                  income securities.

                  INVESCO  VIF-High  Yield  Portfolio:   Seeks  a high   level
   of
      current income
                  by investing   substantially    all of its   assets in lower
   rated
      bonds and
                  other debt    securities  and  in preferred    stock.  These
   bonds
      and other
                  securities  are    sometimes  referred  to as  "junk bonds."
   The
      High Yield
                  Portfolio      pursues   its     investment     objective
   through
      investment in a
                  variety    of    long-term,      intermediate-term,      and
   short-term
      bonds.
                  Potential   capital    appreciation   is   a   factor    in
   the
      selection  of
                  investments,   but   is   secondary   to   the   Portfolio's
   primary
      objective.

         Janus Aspen Series

                  Janus    Aspen   Aggressive     Growth   Portfolio:    Seeks
   long-term
      growth of
                  capital in   a manner    consistent with  the   preservation
   of
      capital.  The
                  Portfolio   normally    invests  at    least   50%   of its
   equity
      assets  in
                  securities     issued    by       medium-sized    companies.
   Medium-sized
      companies are
                  those whose market   capitalizations  fall within the  range
   of
      companies
                  in   the   S&P   MidCap     400   Index    (the     "MidCap
   Index").
      Companies  whose
                  capitalization    falls     outside  this  range  after  the
   Portfolio's
      initial
                  purchase      continue    to be    considered   medium-sized
   companies
      for the
                  purpose of   this   policy.  As  of December    30,   1996,
   the

      MidCap  Index
                  included      companies    with        capitalizations
   between
      approximately  $192
                  million to  $6.5  billion.   The range of  the MidCap  Index
   is
      expected to
                  change on a regular   basis.  Subject to the above  policy,
   the
      Portfolio
                  may also invest in smaller or larger issuers.

                  Janus  Aspen Growth   Portfolio:   Seeks  long-term   growth
   of
      capital in a
                  manner    consistent  with the    preservation  of  capital.
   The
      Portfolio
                  pursues   its  objective   by  investing  in  common  stocks
   of
      companies of any
                  size.    This  Portfolio    generally    invests in larger,
   more
      established
                  issuers.

                  Janus  Aspen     Worldwide   Growth     Portfolio:    Seeks
   long-term
      growth of
                  capital in  a manner    consistent with  the    preservation
   of
      capital.  The
                  Portfolio   pursues     its   objective   primarily  through
   investments
      in common
                  stocks   of   foreign     and   domestic   issuers.    The
   Portfolio
      has  the
                  flexibility      to   invest   on   a   worldwide     basis
   in
      companies   and
                  organizations    of   any  size,     regardless  of  country
   of
      organization  or
                  place  of   principal  business   activity.  The   Portfolio
   normally
      invests in
                  issuers    from at  least   five    different     countries,
   including
      the United
                  States;  however,  it  may at  times invest   in fewer  than
   five
      countries or
                  even a single country.

         Lexington Emerging Markets Fund, Inc.

                  Lexington  Emerging  Markets  Fund:  Seeks long term  growth of
      capital
                  primarily     through   investment  in   equity  securities
   of
      companies
                  domiciled  in,   or doing  business in  emerging   countries
   and
      emerging
                  markets. For purposes   of its investment   objective,   the
   Fund
      considers
                  emerging  country   equity   securities  to be   any country
   whose
      economy and
                  market the  World Bank  or United   Nations   considers   to
   be
      emerging or
                  developing.     The   Fund     may    also    invest   in
   equity
      securities  and
                  equivalents  traded in any market of companies  that  derive
   50%
      or more
                  of  their  total    revenue from  either  goods or  services
   produced
      in such
                  emerging  countries  or   markets  or  sales  made  in  such
   countries.

         Montgomery Variable Series

                  Montgomery   Growth Fund:   Seeks   capital    appreciation
   by
      investing at
                  least 65% of  its  total assets (under  normal  conditions)
   in
      the equity
                  securities    of    domestic   corporations.   In   addition
   to
      capital
                  appreciation,   this Fund    emphasizes  value.    While the
   Fund
      emphasizes
                  investments   in  common stock,   it   also invests in other
   types
      of equity
                  securities     (including       options     on     equity
   securities,
      warrants  and
                  futures contracts  on  equity  securities).  The   Fund  may
   invest
      up to 35%
                  of its total assets  in debt  securities   rated within  the
   three
      highest
                  grades   of  S&P,     Moody's  or  Fitch, or    unrated debt
   securities
      deemed to
                  be of    comparable  quality   by its portfolio    manager
   using
      guidelines
                  approved by the Board of Trustees.

                  Montgomery      International   Small   Cap   Fund:    Seeks
   capital
      appreciation by
                  investing at   least   65%  of   its   total assets   (under
   normal
      conditions) in
                  equity    securities  of  companies    outside  the   United
   States
      having total
                  market    capitalizations   of  less    than  $1   billion,
   sound
      fundamental
                  values  and    potential for    long-term     growth   at  a
   reasonable
      price.  The

                  Fund   generally   invests    the   remaining    35% of  its
   total
      assets in a
                  similar     manner  but   may   invest   those   assets   in
   companies
      having market
                  capitalizations    of  $1 billion  or  more,    or  in  debt
   securities,
      including
                  up to   5% of its   total assets in debt  securities   rated
   below
      investment
                  grade.

         SAFECO Resource Series Trust

                  SAFECO RST  Equity    Portfolio:  Seeks   long-term   growth
   of
      capital  and
                  reasonable   current  income.   The   Portfolio   ordinarily
   invests
      principally
                  in common stocks or securities convertible into common stocks.

         Schwab Annuity Portfolios

                  Schwab  Money   Market   Portfolio: Seeks   maximum  current
   income
      consistent
                  with  liquidity and   stability  of capital.   It seeks   to
   achieve
      its
                  objective by investing in short-term money market
                  instruments.     This     Portfolio  is  neither     insured
   nor
      guaranteed by the
                  United States Government and there can be no assurance that it will be
                  able to maintain a stable net asset value of $1.00 per share.

                  Schwab   Asset   Director-High   Growth   Portfolio:   Seeks
   to
      provide high
                  capital   growth  with   less     volatility  than   an  all
   stock
      portfolio.  The
                  High Growth Fund seeks to meet its investment objective by investing in
                  a mix of stocks, bonds, and cash equivalents.

                  Schwab  S&P  500   Portfolio:  Seeks  to track    the  price
   and
      dividend
                  performance    (total    return)    of  common    stocks  of
   U.S.
      companies,  as
                  represented  in the   Standard &  Poor's Composite Index  of
   500
      stocks (the
                  "Index").    The S&P  500  Fund  invests    primarily in the
   common
      stocks of
                  companies composing the Index.


         SteinRoe Variable Investment Trust

                  SteinRoe Capital   Appreciation  Fund: Seeks capital  growth
   by
      investing
                  primarily     in   common      stocks,       convertible
   securities,
      and  other
                  securities selected for prospective capital growth.

         Strong Discovery Fund II, Inc.

                  Strong    Discovery  Fund II:  Seeks  capital  growth.   The
   Fund
      invests in
                  securities     that   the     Fund's   investment    adviser
   believes
      represent
                  attractive    growth       opportunities.       The     Fund
   normally
      emphasizes equity
                  investments,   although it has the  flexibility to invest in
   any
      security
                  the Fund's investment adviser believes has the potential for capital
                  appreciation.

         Van Eck Worldwide Insurance Trust

                  Van   Eck     Worldwide     Hard   Assets   Fund:     Seeks
   long-term
      capital
                  appreciation   by  investing  in   hard asset   securities;
   i.e.,
      commodities
                  or    securities   of    firms    involved    (directly   or
   indirectly)
      in the
                  following    areas:      precious    metals,    ferrous  and
   non-ferrous
      metals,
                  energy,   real  estate,     and   other  non-agricultural
   commodities.
      The Fund
                  seeks   opportunities  in  all the  global    stock,  bond,
   and
      commodity
                  markets,    including   domestic  markets.   Current  income
   is
      not  an
                  investment objective.

                  The   two  Alger   American  Funds   are  advised   by  Fred
   Alger
      Management, Inc.
         of  New   York, New  York.     The  two  American   Century  Variable
   Portfolios,
      Inc., are
         advised   by  American   Century  Investment   Management   of Kansas
   City,
      Missouri,
         advisers  to  the American  Century  family  of  mutual funds.    The
   Berger
      IPT-Small
         Company  Growth  Fund  is advised  by  Berger Associates  of  Denver,
   Colorado.
      The
         three    Federated Insurance    Series Portfolios   are  advised   by
   Federated
      Advisers of
         Pittsburgh,  Pennsylvania.   The three  INVESCO Variable   Investment
   Funds,
      Inc.,
         Portfolios   are   advised  by   INVESCO   Funds   Group,   Inc.,  of
   Denver,
      Colorado.
         INVESCO    Trust   Company  is  the   sub-adviser  for   the  INVESCO
   VIF-Industrial
      Income
         Portfolio.   The three  Janus Aspen Series Portfolios  are advised by
   Janus
      Capital

         Corporation of Denver, Colorado.  The Lexington Emerging Markets Fund
   is
      advised
         by  Lexington  Management Corporation  of  Saddle Brook, New  Jersey.
   The
      two
         Montgomery  Variable   Series  Funds   are  advised   by   Montgomery
   Asset
      Management,
         L.P. of San Francisco, California.   The  SAFECO RST Equity Portfolio
   is
      advised
         by   SAFECO Asset Management   Company of Seattle, Washington.    The
   three
      Schwab
         Annuity  Portfolios  are     advised  by  Charles  Schwab  Investment
   Management,
      Inc., of
         San  Francisco, California.  The SteinRoe  Capital Appreciation  Fund
   is
      advised by
         Stein   Roe  & Farnham  Incorporated  of  Chicago,  Illinois.  Strong
   Discovery
      Fund II
         is  advised  by    Strong  Capital Management,  Inc.    of Milwaukee,
   Wisconsin.
      The Van
         Eck   Worldwide   Hard   Assets  Fund   is   advised   by   Van   Eck
   Associates
      Corporation of
         New York, New York.

                                                                   ***

                  Meeting   investment     objectives    depends  on   various
   factors,
      including,
         but not  limited   to,  how well  the   Eligible     Fund    managers
   anticipate
      changing
         economic and market  conditions. THERE IS NO   ASSURANCE THAT ANY  OF
   THESE
      ELIGIBLE
         FUNDS WILL ACHIEVE THEIR STATED OBJECTIVES.

                  The   Contracts   are  not deposits  of, or   guaranteed  or
   endorsed
      by, any
         bank, nor  are  the  Contracts   federally    insured by the  Federal
   Deposit
      Insurance
         Corporation,    the    Federal    Reserve     Board or    any other
   government
      agency.  The
         Contracts     involve   certain    investment     risks,    including
   possible
      loss  of
         principal.

                  Each   Eligible Fund is  registered  with the  Commission as
   an
      open-end
         management   investment     company  or  portfolio    thereof.    The
   Commission
      does not
         supervise the management or the investment practices and policies of any of the
         Eligible Funds.

                  Since  some  of   the  Eligible   Funds  are  available   to
   registered
      separate
         accounts of other insurance    companies  offering  variable  annuity
   and
      variable
         life  products, there is  a possibility that a  material conflict may arise
      between
         the interests of the Series Accountand one or more other separate accounts
         investing    in   the    Eligible    Funds.   In  the  event  of  a
   material
      conflict,  the
         affected insurance companies are required to take any necessary steps to
      resolve
         the   matter,    including    stopping  their    separate    accounts
   from
      investing in the
         Eligible Funds. See the Eligible Funds' prospectuses for more details.

                  Additional          information       concerning      the
   investment
      objectives  and
         policies  of   all  of   the Eligible   Funds  and   the investment
   advisory
      services and
         administrative   services   and   charges  can   be   found  in   the
   current
      prospectuses for
         the Eligible  Funds,  which  can be  obtained by  calling the  Schwab
   Annuity
      Service
         Center  at  800-838-0649,  or by  writing  to Schwab  Annuity Service
   Center,
      P.O. Box
         7806, San  Francisco,     California    94120-9327.    The   Eligible
   Funds'
      prospectuses
         should  be read carefully  before  any decision is made    concerning
   the
      allocation
         of Contributions to, or Transfers among, the Investment Divisions.

         Addition, Deletion, or Substitution

                  The Company   does   not control  the Eligible    Funds  and
   cannot
      guarantee
         that  any of   the   Eligible   Funds  will    always be   available
   for
      allocation  of
         Contributions  or  Transfers.   The  Company  retains the  right   to
   make
      changes in the
         Series Account  and in  its   investments.  Currently,   Schwab  must
   approve
      certain
         changes.


                  First  GWL&A  and  Schwab reserve  the   right  to eliminate
   the
      shares of any
         Eligible Fund held by an Investment Division and to substitute shares of
      another
         Eligible Fund or  of another investment   company,  for the shares of
   any
      Eligible
         Fund,   if the shares of  the Eligible Fund are no  longer  available for
      investment
         or  if, in  First GWL&A's   and Schwab's   judgment,   investment  in
   any
      Eligible Fund
         would  be   inappropriate    in view  of the  purposes of  the Series
   Account.
      To the
         extent     required  by    the   1940  Act,   a  substitution     of
   shares
      attributable to the
         Owner's  interest  in  an  Investment   Division will  not  be   made
   without
      prior notice
         to  the   Owners  and  the   prior  approval   of   the   Commission.

   Nothing
      contained herein
         shall  prevent   the  Series     Account  from   purchasing     other
   securities
      for other
         series or classes of variable   annuity  policies,  or from effecting
   an
      exchange
         between  series or  classes of  variable   policies  on the  basis of
   Requests
      made by
         you.

                  New  Investment   Divisions may   be established   when,  in
   our
      discretion,
         marketing,   tax,  investment  or  other conditions so warrant.   Any
   new
      Investment
         Divisions   will  be  made    available  to  Owners  on a   basis  to
   be
      determined by us.
         Each additional   Investment    Division will  purchase shares  in  a
   Eligible
      Fund or
         in another mutual fund or  investment  vehicle. We may also eliminate one
      or more
         Investment Divisions   if, in  our  sole  discretion,   marketing,
   tax,
      investment or
         other  conditions  so warrant. In  the event any  Investment Division is
      eliminated,
         we  will  notify  the   Owners and request   a re-allocation   of the
   amounts
      invested in
         the eliminated Investment Division.

                  In the  event  of any  such   substitution  or  change,   we
   may
      make  such
         changes  to your   Contract as  may be    necessary  or   appropriate
   to
      reflect such
         substitution    or change.  Furthermore,    if  deemed  to be  in the
   best
      interests of
         persons    having  voting    rights  under  the    Contracts,     the
   Series
      Account may be
         operated   as a management  company  under  the 1940 Act or any other form
      permitted
         by law,  may   be de-  registered     under such  Act in  the   event
   such
      registration is
         no  longer required,  or may  be  combined   with  one or  more other
   separate
      accounts.
         Such changes will be made in compliance with applicable law.


      ------------------------------------------------------

                                                        THE  GUARANTEE  PERIOD
   FUND

      ------------------------------------------------------

         Guarantee Period Fund

                  Amounts   allocated   to  the  Guarantee Period  Fund  under
   the
      Contract will
         be deposited   to, and  accounted  for,  in a    non-unitized  market
   value
      separate
         account   established by  the Company under Section  4240 of the  New
   York
      Insurance
         Code and   in accordance   with   New York   Regulation  128.   These
   amounts
      accordingly,
         are not partof the Series Account.A non-unitized market valueseparate account is  a separate  account in  which  the Owner does not  participate in the
      performance
         of   the   assets     through   unit   values.   Therefore,    Owners
   allocating
      Contributions do
         not  receive a  unit ownership  of assets     accounted  for in  this
   separate
      account.
         The assets  accrue  solely to the benefit of the Company and any gain
   or
      loss in
         the separate   account  is borne   entirely  by  the  Company.    For
   amounts
      allocated to
         the  Guarantee  Period  Fund,    Owners  will  receive  the  Contract
   guarantees
      made by
         the Company.

                  Contributions   allocated  to or  amounts  transferred    to
   the
      Guarantee
         Period   Fund  will   establish  a   new  Guarantee   Period   of   a
   duration
      selected by the
         Owner   from  those   currently being  offered   by  the   Company.
   Every

      Guarantee Period
         offered  by the    Company  will    have a   time   interval  of  at
   least
      one  year.
         Contributions   allocated   to  the   Guarantee   Period   Fund  will
   be
      credited on the
         Transaction Date.

                  Each   Guarantee   Period  will have  its own  stated   rate
   of
      interest  and
         Guarantee      Period   Maturity      Date.    The   stated   rate of
   interest
      applicable to a
         Guarantee Period will depend on the date the Guarantee Period is established and
         the duration chosen by the Owner.

                  As of the date   of this   Prospectus,  Guarantee    Periods
   with
      annual time
         intervals  of 1 to 10 years  are offered.  The  Guarantee Periods may be
      changed in
         the   future;  however,   any such   modification   will not have  an
   impact
      on any
         Guarantee Period then in effect.

                  The   value  of  amounts  in  each   Guarantee    Period  is
   the
      Owner's
         Contributions,  less Premium  Tax, if any, in  that Guarantee Period, plus
      interest
         earned,   less amounts   distributed,   withdrawn  (in  whole  or  in
   part),
      Transferred
         or applied  to  an  annuity  option,   periodic    withdrawals,   and
   charges
      deducted
         under the   Contract.  If a   Guarantee  Period is broken,   a Market
   Value
      Adjustment
         may  be   assessed.    Any such amount   withdrawn    or  Transferred
   from a
      Guarantee
         Period    will  be paid  in    accordance   with  the MVA    formula
   (See
      "Market  Value
         Adjustment," page __.)

         Investments

                  The   Company  intends  to invest  in  assets   which,    in
   the
      aggregate,  have
         characteristics,   especially   cash   flow   patterns,    reasonably
   related
      to the
         characteristics  of its liabilities.  Various techniques will be used to
      achieve
         the objective of close aggregate matching of assets  and liabilities.
   The
      Company
         will    primarily   invest    in   investment-grade    fixed   income
   securities
      including:

                           Securities  issued   by  the   U.S.  Government  or
   its
      agencies or
         instrumentalities, which issues may or may not be guaranteed by the U.S.

         Government.

                           Debt securities which  have an investment grade, at
   the
      time of
                  purchase,  within   the four   highest  grades   assigned by
   Moody's
      Investment
                  Services,  Inc.   (Aaa,  Aa,   A  or   Baa),    Standard   &
   Poor's
      Corporation (AAA,
                  AA,   A   or  BBB)   or  any  other   nationally  recognized
   rating
      service.

                           Other  debt   instruments,     including, but   not
   limited
      to, issues
                  of    banks    or   bank    holding    companies    and   of
   corporations,
       which
                  obligations,  although not    rated by  Moody's,  Standard &
   Poor's,
      or other
                  nationally  recognized   rating   firms,   are  deemed  by
   the
      Company's
                  management  to   have  an  investment  quality    comparable
   to
      securities which
                  may be purchased as stated above.

                           Commercial      paper,      cash      or     cash
   equivalents,
      and  other
                  short-term   investments  having   a maturity  of  less than
   one
      year which
                  are  considered  by  the    Company's    management to  have
   investment
      quality
                  comparable   to   securities which  may   be   purchased  as
   stated
      above.

                  In   addition,   the   Company  may invest  in   futures and
   options.
      Financial
         futures and related    options  thereon  and options  on   securities
   are
      purchased
         solely  for   non-speculative  hedging   purposes.  The   Company may
   sell a
      futures
         contract  or purchase  a put  option on   futures  or   securities to
   protect
      the value
         of securities  held in   or to be  sold for  the general   account or
   the
      non-unitized
         separate account  in the event the securities  prices are anticipated to
      decline.
         Similarly,   if securities prices  are expected to rise,  the Company
   may
      purchase a
         futures contract  or a    call option  thereon against    anticipated
   positive
      cash flow
         or may purchase options on securities.

                  WHILE  THE  FOREGOING  GENERALLY  DESCRIBES  THE  INVESTMENT
   STRATEGY
      FOR THE
         GUARANTEE PERIOD  FUND, THE COMPANY  IS NOT OBLIGATED  TO INVEST  THE
   ASSETS
         ATTRIBUTABLE TO THE GUARANTEE PERIOD FUND ACCORDING TO ANY PARTICULAR STRATEGY, EXCEPT AS MAY BE REQUIRED BY NEW YORK AND OTHER
   STATE
      INSURANCE

         LAWS,  NOR  WILL  THE  STATED  RATE  OF  INTEREST  THAT  THE  COMPANY
   ESTABLISHES
         NECESSARILY  RELATE TO  THE  PERFORMANCE OF  THE  NON-UNITIZED MARKET
   VALUE
         SEPARATE ACCOUNT.
         Subsequent Guarantee Periods

                  Prior to  the date  annuity payments     commence,   you may
   invest
      the value
         of  amounts held  in a maturing   Guarantee  Period  in any Guarantee
   Period
      that we
         offer at that  time.  On the  quarterly  statement    issued prior to
   the
      end of any
         Guarantee  Period,  we will  notify you of the  upcoming  maturity of
   a
      Guarantee
         Period.   THE  GUARANTEE PERIOD AVAILABLE FOR  NEW  CONTRIBUTIONS MAY
   BE
      CHANGED AT
         ANY  TIME,   INCLUDING    BETWEEN  THE DATE  OF   NOTIFICATION   OF A
   MATURING
      GUARANTEE
         PERIOD  AND  THE    DATE  A  SUBSEQUENT  GUARANTEE  PERIOD  BEGINS.
   Information
      regarding
         the current  Guarantee   Periods then available and their stated rate
   of
      interest
         may be obtained by calling the Schwab Annuity Service Center at:


   1-800-838-0649.


                  If   the Company     receives   no direction    from   the
   Contract
      Owner by the
         Guarantee      Period     Maturity      Date,   the  Company   will
   automatically
      allocate the
         amount  from   the   maturing  Guarantee   Period  to   a   Guarantee
   Period
      equal in
         duration   to   the   one  just   ended.   If   at  that   time,  the
   duration
      previously chosen
         is no  longer   available,  the  amount  will  be  allocated   to the
   next
      shortest
         available    Guarantee   Period   duration.   If  none of  the  above
   is
      available,  the
         value   of matured    Guarantee Periods   will be  allocated  to  the
   Schwab
      Money Market
         Investment Division.    In any  event,  a Guarantee  Period will  not
   renew
      for a term
         equal in    duration   to   the one  just  ended if  the   Guarantee
   Period
      will mature
         after the  Payment   Commencement   Date.   No Guarantee Period   may
   mature
      later than
         six   months  after a Payment   Commencement Date. For  example, if a
   3-year
      Guarantee
         Period  matures   and the Payment    Commencement   Date begins 1 3/4
   years
      from the
         Guarantee    Period    Maturity   Date,     the  matured  value  will
   be
      transferred  to a
         2-year Guarantee Period.

         Breaking A Guarantee Period

                  Any  Transfer, withdrawal  or  the  selection of  an annuity option
      prior to
         the  Guarantee Period  Maturity  Date  will be  known as  breaking  a
   Guarantee
      Period.
         When a  Request  to break  a Guarantee    Period is  received,    the
   Guarantee
      Period
         that is   closest to   the Guarantee Period   Maturity Date   will be
   broken
      first. If a
         Guarantee    Period is  broken,   a  Market Value   Adjustment    may
   be
      assessed.  The
         Market  Value  Adjustment  may  increase  or  decrease   the value of
   the
      amount
         Transferred   or   withdrawn    from the   Guarantee  Period    Fund.
   The
      Market Value
         Adjustment may reduce   the value  of amounts  held   in a  Guarantee
   Period
      below the
         amount of your Contribution(s)   allocated to that Guarantee  Period.
   (See
      "Market
         Value Adjustment," page __.)

         Interest Rates

                  Declared  rates are   effective  annual rates of   interest.
   The
      rate is
         guaranteed   throughout  the   Guarantee   Period.    FOR  GUARANTEE
   PERIODS
      NOT YET IN
         EFFECT, FIRST   GWL&A   MAY DECLARE   INTEREST RATES   DIFFERENT THAN
   THOSE
      CURRENTLY IN
         EFFECT.  When   a subsequent     Guarantee Period  begins,   the rate
   applied
      will not be
         less than the rate then applicable to new Contracts of the same type with the same Guarantee Period.

                  The stated rate  of interest    must be  at least  equal  to
   the
      Contractual
         Guarantee of   a   Minimum Rate   of  Interest.     The  Company  may
   declare
      higher rates.
         The   Contractual  Guarantee   of a  Minimum   Rate of   Interest  is
   based
      on the
         applicable   state  standard  non-forfeiture  law which is  currently
   3%
      for the
         Contract.

                  The    determination  of  the  stated  rate  of interest  is
   influenced
      by, but
         does not   necessarily  correspond  to,   interest  rates   available
   on
      fixed income
         investments   which  the   Company    may   acquire   using   funds
   deposited
      into the
         Guarantee    Period Fund.  In addition,   the Company  will  consider
   other
      items in
         determining     the    stated   rate    of   interest      including
   regulatory
      and  tax
         requirements,    sales   commissions   and  administrative   expenses
   borne
      by  the
         Company, general economic trends, and competitive factors.

         Market Value Adjustment

                  Distributions  from the   amounts  allocated to  a Guarantee
   Period
      due to a
         full   surrender or  partial    withdrawal,   Transfer,   application
   of
      amounts to the
         periodic  withdrawal  option  or to  purchase  an  annuity  prior  to
   a
      Guarantee Period
         Maturity Date will be subject to a  Market Value Adjustment  ("MVA").
   An
      MVA may
         increase  or   decrease   the   amount  payable    on  one  of   the
   above
      described
         distributions.    Amount      available for   a   full    surrender,
   partial
      withdrawal or
         Transfer =  amount    Requested   + MVA.  The  MVA is    calculated
   by
      multiplying  the
         amount Requested by the Market Value Adjustment Factor ("MVAF").

                  The MVA  reflects   the  relationship    as  of the  time of
   its
      calculation
         between  (a) the U.S.  Treasury  Strip ask side yield  as   published
   in
      the Wall
         Street  Journal on the   last business day of the   week prior to the
   date
      the stated
         rate of interest was  established   for the  Guarantee   Period;  and
   (b)
      the U.S.
         Treasury    Strip ask  side   yield as     published    in the   Wall
   Street

      Journal on the
         last business day of the week prior to the week the Guarantee  Period is
      broken.
         There would be  a downward adjustment if   Treasury rates at the time
   the
      Guarantee
         Period  is broken,   exceed Treasury rates when the Guarantee  Period
   was
      created.
         There would be an upward   adjustment if Treasury  rates at  the time
   the
      Guarantee
         Period  is broken,  are lower  than   when  the Guarantee  Period was
   created.
      The MVA
         factor is the same for all Contracts.

         1.       The formula used to determine the MVA is:

                           MVA = (amount applied) X (MVAF)

                           The Market Value Adjustment Factor (MVAF) is:

                           MVAF = {[(1 + i)/(1 + j)] N/12} - 1

                  where:

                           a)          i is the U.S.   Treasury Strip ask side
   yield
      as
                           published  in   the Wall  Street   Journal  on  the
   last
      business day
                           of the  week  prior  to  the date  the stated  rate
   of
      interest was
                           established for the  Guarantee  Period.  The   term
   of i
      is
                           measured in years and equals the term of the Guarantee
      Period;

                           b)          j  is the U.S. Treasury  Strip ask side
   yield
      as
                           published  in   the Wall  Street  Journal   on  the
   last
      business day
                           of the week prior to the week the Guarantee Period is
      broken.
                           The term of j equals the remaining term to maturity of
      the
                           Guarantee Period, rounded up to the higher number of
      years;and

                           c)           N is  the number  of   complete months
   remaining
      until
                           maturity.

                  If N is less than 6, the MVA will equal 0.

         2. The  Market Value  Adjustment  will apply to any Guarantee  Period six
      or more
         months prior to the   Guarantee  Period   Maturity   Date in  each of
   the
      following
         situations:

                           a) Transfer to another Guarantee Period or to an

                           Investment Division offered under this Contract; or

                           b)                           Surrenders,    partial
   withdrawals,
      annuitization or
                           Periodic Withdrawals.


         3.  The  Market   Value     Adjustment    will  not   apply to   any
   Guarantee
      Period having
         fewer than six months prior to the Guarantee Period Maturity Date in each of the
         following situations:

                           a)            Transfer  to an   Investment Division
   offered
      under this
                           Contract; or

                           b)                           Surrenders,   partial
   withdrawals,
      annuitization or
                           Periodic Withdrawals.

                           c)          A single sum payment upon death  of the
   Owner
      or
                           Annuitant.


         See Appendix A for Illustrations of the MVA.


      ------------------------------------------------------

                                                      APPLICATION
   AND
      CONTRIBUTIONS

      ------------------------------------------------------

         Contributions

                  All Contributions   may be   paid at   the  Schwab   Annuity
   Service
      Center by a
         check     payable to  the  Company  or  by transfer  to  the  Company of
      available  funds
         from your Schwab account.

                  The initial    Contribution   for  the Contract must  be  at
   least
      $5,000 (or
         $2,000 if   for an   IRA).  Subsequent    Contributions    must be at
   least
      $500.  This
         minimum initial   investment may be  reduced to   $1,000, but only if
   you
      participate
         in an Automatic Contribution Plan and contribute at least $100 per month through a recurring deposit. A confirmation will be issued to you
      upon
         the acceptance of each Contribution.

                  Your  Contract  will  be  issued  and  your    Contribution
   generally
      will be
         accepted and credited   within two business   days after   receipt of
   an
      acceptable
         application    and   receipt  of the  initial   Contribution   at the
   Schwab
      Annuity
         Service Center.   All Contributions   should  be paid  to the  Schwab
   Annuity
      Service
         Center by check (payable to First GWL&A) or by instructing Schwab to transfer to
         First GWL&A available funds from your account with Schwab. Acceptance is subject
         to there being sufficient information in a form acceptable to us and we reserve
         the right to reject any application or Contribution.

                  The   Schwab    Annuity      Service  Center   will  process
   your
      application  and
         Contributions.    If   your   application   is  complete   and   your
   initial
      Contribution is
         being   transferred    from   funds     available   in your    Schwab
   account,
      then  the
         Contribution  will    generally   be  credited   within two business
   days
      following
         receipt     of  the     application.   If   your   application     is
   incomplete,
      the Schwab
         Annuity    Service Center  will  either  complete the    application
   from
      information
         Schwab  has on file, or contact  you for the additional  information.

   No
      transfer
         of funds   will   be  made   from your    Schwab   account     until
   your
      application  is
         complete.   The   funds  will be  credited   as Contributions  to the
   Contract
      when they
         are transferred.

                  If  your  Contribution  is by  check,   and the  application
   is
      complete,
         Schwab   will  use its best  efforts   to  credit  the   Contribution
   on
      the day of
         receipt,    but  in   all such cases   it will  be credited   to your
   Contract
      within two
         business days  of receipt. If  your application is  incomplete,   the
   Schwab
      Annuity
         Service Center will  complete the application from information Schwab has
      on file
         or   contact      you by    telephone   to    obtain   the   required
   information.
      If your
         application   remains    incomplete   for   five business   days,  we
   will
      return to you
         both  the  check  and the    application   unless   you    consent to
   our
      retaining  the
         initial  Contribution and crediting   it as soon as  the requirements
   are
      fulfilled.

                  A   Contract may   be returned    within  ten   days after
   receipt
      ("Free Look
         Period").   During the  Free Look  Period,   all contributions   will
   be
      processed as
         follows:

                  (1)        Amounts to  be  allocated  to one  or more of the
   then
      available
                           Guarantee     Periods  will be     allocated     as
   directed,
      effective
                           upon the Transaction Date.

                  (2)      Amounts  the Owner has  directed to be allocated to
   one
      or more
                           of   the     Investment    Divisions    will  first
   be
      allocated to the
                           Schwab    Money  Market    Investment      Division
   until
      the  next
                           Transaction Date   following the  end of   the Free
   Look
      Period. On
                           that  date, the  Variable  Account Value   held  in
   the
      Schwab Money
                           Market  Investment Division will  be allocated   to
   the
      Investment
                           Divisions selected by the Owner.

                  (3)        During  the Free Look   Period,  you may   change
   the
      allocation
                           percentages      among      the     Investment

   Divisions
      and/or  your
                           selection   of    Investment       Divisions    to
   which
      Contributions will
                           be allocated after the Free Look Period.

                  (4)       If the  Contract is  returned,  the contract  will
   be
      void from
                           the    start    and    the    greater    of:    (a)
   Contributions
      received less
                           surrenders,  withdrawals  and distributions, or (b)
   the
      Annuity
                           Account   Value  less   surrenders,     withdrawals
   and
      distributions,
                           will  be    refunded.   Exercising    the    return
   privilege
      requires the
                           return of the Contract to the Company or to the Schwab
      Annuity
                           Service Center.

                  Amounts the Owner has contributed   from a  1035 exchange of
   the
      variable
         annuity   issued by     Transamerica   Occidental   Life    Insurance
   Company
      and First
         Transamerica   Occidental  Life Insurance    Company   distributed by
   Charles
      Schwab &
         Co.,  Inc.   (previously    referred  to as  the  Schwab   Investment
   Advantage
      Annuity
         Contract)  will   be  immediately     allocated   to the   Investment
   Divisions
      selected by
         the Owner.  If the  Contract is returned,   it will be void  from the
   start
      and the
         greater of: (a) Contributions
         received less  surrenders,   withdrawals  and  distributions,  or (b)
   the
      Annuity
         Account Value less surrenders, withdrawals and distributions, will be refunded.

                  Additional  Contributions  may  be made at any time prior to the
      Payment
         Commencement Date,    as long   as    the Annuitant    is living.
   Additional
      Contributions
         must   be  at   least   $500  or   $100  per   month  if   under   an
   ACP.
      Additional
         Contributions will be credited within two days following receipt.

                  Total   Contributions  may   exceed   $1,000,000   with  our
   prior
      approval.

                  The Company   reserves the right to modify the   limitations
   set
      forth in
         this section.


      ------------------------------------------------------

                                                          ANNUITY      ACCOUNT
   VALUE

      ------------------------------------------------------

                  Before the   date   annuity  payments    commence,      your
   Annuity
      Account Value
         is   the  sum   of   each    Variable     and   Fixed     Sub-Account
   established
      under  your
         Contract.

                  Before the   annuity    commencement   date, the    Variable
   Account
      Value is the
         total  dollar   amount  of all  Accumulation  Units    under  each of
   your
      Variable
         Sub-Accounts.  Initially, the value of each Accumulation Unit was set at
      $10.00.
         Each    Variable    Sub-Account's    value  prior  to    the  Payment
   Commencement
      Date is
         equal    to:     (a)  net     Contributions   allocated      to the
   corresponding
      Investment
         Division;   plus or minus (b)  any increase or decrease  in the value
   of
      the assets
         of the  Variable   Sub-  Account due to    investment  results;  less
   (c)
      the daily
         Mortality  and   Expense  Risk   Charge;  less  (d)   reductions  for
   the
      Contract
         Maintenance   Charge  deducted on   the  last business  day   of each
   Contract
      Year; less
         (e) any applicable Transfer Fees; and less (f) any withdrawals or
      Transfers from
         the Variable Sub-Account.

                  A  Valuation   Period  is  the  period    between successive
   Valuation
      Dates. It
         begins at   the close of  the New  York Stock  Exchange   (generally
   4:00
      p.m. ET) on
         each   Valuation  Date  and  ends at   the  close  of  the  New  York
   Stock
      Exchange on the
         next  succeeding  Valuation  Date.  A Valuation Date is each day that the
      New York
         Stock  Exchange  is  open  for   regular  business.   The  value   of
   an
      Investment
         Division's  assets  is determined at the end  of each Valuation Date.
   To
      determine
         the value of an asset on a day that is not a Valuation Date, the value of that
         asset as of the end of the previous Valuation Date will be used.

                  The  Variable     Account  Value  is   expected  to   change
   from
      Valuation Period
         to  Valuation  Period,  reflecting    the  investment  experience  of
   the
      selected
         Investment Division(s) as well as the deductions for charges.

                  Contributions  which  you allocate to an Investment Division are
      used to
         purchase Variable  Accumulation Units in the Investment   Division(s)
   you
      select.
         The number  of  Accumulation  Units to be credited will be determined by
      dividing
         the   portion   of   each      Contribution     allocated   to   the
   Investment
      Division by the
         value  of an    Accumulation   Unit   determined  at the  end  of the
   Valuation
      Period
         during  which  the   Contribution  was   received.  In  the  case  of
   the
      initial
         Contribution,    Accumulation   Units   for  that   payment   will be
   credited
      to the
         Variable      Account Value    (and,     except  for   certain  1035
   exchanges),
      held in the
         Schwab Money Market    Investment  Division    until the  end  of the
   Free
      Look Period
         (see   "Application and   Contributions,"  page  __). In the case  of
   any
      subsequent
         Contribution, Accumulation Units  for that  payment will be  credited at
      the end of
         the  Valuation Period  during which  we receive  the    Contribution.
   The
      value of an
         Accumulation   Unit     for each     Investment   Division    for  a
   Valuation
      Period  is
         established at the end  of each  Valuation Period and  is  calculated by
      multiplying
         the   value  of   that  unit   at the   end of the   prior  Valuation
   Period
      by the
         Investment Division's Net Investment Factor for the Valuation Period.

                 Unlike  a   brokerage   account,    amounts   held  under a
   Contract
      are not
         covered by the Securities Investor Protection Corporation ("SIPC") .


      ------------------------------------------------------

                                                                TRANSFERS

      ------------------------------------------------------

         In General

                  Prior to the Payment  Commencement Date you may Transfer all
   or
      part of
         your  Annuity    Account  Value  among and  between  the   Investment
   Divisions
      and the
         available   Guarantee   Periods by  sending a  Request to  the Schwab
   Annuity
      Service
         Center. The  Request must specify   the amounts being    Transferred,
   the
      Investment
         Division(s)  and/or  Guarantee  Period(s) from which  the Transfer is to
      be made,
         and the   Investment    Division(s) and/or Guarantee   Period(s) that
   will
      receive the
         Transfer.

                  Currently,  there is  no limit on  the number of   Transfers
   you
      can make
         among the  Investment  Divisions during  any calendar year. There  is no
      charge for
         the  first  twelve   Transfers   per calendar  year, but   there will
   be a
      charge of $10
         for each additional Transfer in each calendar year. We reserve the right to
         limit   the number  of  Transfers   you make.     The charge will  be
   deducted
      from the
         amount   transferred.  All Transfers   made on  a single  Transaction
   Date
      will be
         aggregated   to  count as only  one   Transfer   toward   the twelve
   free
      Transfers;
         however,  if   a  one  time  rebalancing   Transfer  also  occurs  on
   the
      Transaction Date,
         it will be counted as a separate and additional Transfer.

                  Transfers        involving  the   Guarantee    Period   Fund
   (including
      Transfers to
         or  from  the    Investment   Division(s))   are  not limited  during
   any
      calendar year.
         These   Guarantee    Period Fund  Transfers    are counted    against
   your
      twelve free
         Transfers as discussed above. The $10 charge will apply to each Transfer made in
         excess of the first twelve Transfers each calendar year.

                  A Transfer   generally   will  be  effective    on  the date
   the
      Request for
         Transfer  is received  by the  Schwab   Annuity   Service   Center if
   received
      before
         4:00   p.m.  Eastern Time.  Under  current law, there will not be any tax
      liability
         to you if you make a Transfer.

                  Transfers   involving   the   Investment   Divisions    will
   result
      in  the
         purchase  and/or cancellation of   Accumulation Units having  a total
   value
      equal to
         the  dollar  amount   being  Transferred  to or  from  a   particular
   Investment
      Division.
         The purchase and/or cancellation of such units generally shall be made using the
         Variable Account Value as of the end of the Valuation Date on which the
      Transfer
         is effective.

                  When   a Transfer  is made   from amounts   in a  Guarantee
   Period
      before the
         Guarantee   Period   Maturity  Date,   the amount   Transferred   may
   be
      subject to a
         Market  Value   Adjustment. (See   "Market  Value   Adjustment," page
   --.) A
      Request for
         Transfer from  amounts  in a  Guarantee   Period  made prior  to  the
   Guarantee
      Period
         Maturity  Date for   Transfers on the   Guarantee   Period   Maturity
   Date
      will not be
         counted for  the   purpose of   determining     any Transfer  Fee  on
   Transfers
      in excess
         of the twelve   Transfers per calendar year  if these  Transfers  are
   to
      take place
         on the Guarantee Period Maturity Date.

         Possible Restrictions

                  We  reserve  the right  without    prior  notice  to modify,
   restrict,
      suspend
         or  eliminate   the   Transfer   privileges   at  any   time.   For
   example,
      restrictions may
         be   necessary  to   protect   Owners   from adverse     impacts   on
   portfolio
      management of
         large  and/or  numerous  Transfers by  market  timers or others.   We
   have
      determined
         that the movement of significant amounts from one Investment Division to
      another
         may  prevent the  underlying   Eligible  Fund from  taking  advantage
   of
      investment
         opportunities    because   the    Eligible    Fund must    maintain
   a
      significant  cash
         position in order to handle redemptions. Such movement
         may    also cause    a substantial     increase   in  Eligible   Fund
   transaction
      costs which
         must be indirectly borne by Owners.  Therefore,  we reserve the right to
      require
         that  all Transfer    Requests be made  by the Owner  and   not by an
   Owner's
      designee
         and   to   require  that   each   Transfer Request   be   made   by a
   separate
      communication to
         us. We also reserve  the right to request that each Transfer  Request be
      submitted
         in  writing   and be  manually   signed by   the  Owner;    facsimile
   Transfer
      Requests may
         not be allowed. Transfers among the Investment Divisions may also be subject to
         such terms and conditions as may be imposed by the Eligible Funds.

         Custom Transfer: Dollar Cost Averaging (Automatic Transfers)

                  The   Owner may   Request to  automatically    Transfer   at
   regular
      intervals,
         predetermined   amounts  from one   Investment    Division   selected
   from
      among those
         being   allowed   under this option  (which may   be modified  by the
   Company
      from time
         to   time)   to  any of   the   other   Investment   Divisions.   The
   intervals
      between
         Transfers   may be monthly,  quarterly,   semi-annually  or annually.
   The
      Transfer
         will  be initiated   on the     Transaction    Date   one frequency
   period
      following the
         date of the   Request.   Transfers  will  continue   on that same day
   each
      interval
         unless  terminated  by you   or for  other reasons   as set  forth in
   the
      Contract.  If
         there are insufficient funds  in the applicable Variable  Sub-Account on
      the date
         of Transfer,     no Transfer    will   be made;   however,     Dollar
   Cost
      Averaging  will
         resume  once   there are   sufficient   funds  in   the applicable
   Variable
      Sub-Account.
         Dollar   Cost Averaging   will   terminate automatically   upon   the
   annuity
      commencement
         date.  Amounts   transferred  through Dollar  Cost Averaging  are not
   counted
      against
         the twelve free Transfers allowed in a calendar year.

                  Automatic Transfers must meet the following conditions:

                  1. The minimum amount that can be Transferred out of the
      selected
         Investment Division is $100 per month.

                  2.      The  Owner  must   specify  dollar  amount    to  be
   Transferred,
      designate
          he Investment   Division(s)to which the  Transfer  will be  made and
   the
      percent to
         be  allocated   to such  Investment  Division(s).   The  Accumulation
   Unit
      values will
         be determined on the Transfer Date.

                  Dollar    Cost Averaging    may    be used    to    purchase
   Accumulation
      Units of the
         Investment   Divisions     over a  period of   time.  The Owner,   by
   Request,
      may cease
         Dollar  Cost  Averaging  at  any time.    Participation    in  Dollar
   Cost
      Averaging does
         not,  however,   assure a   greater  profit,   nor will it   prevent
   or
      necessarily
         alleviate  losses in a   declining  market.  The   Company   reserves
   the
      right to
         modify, suspend or terminate Dollar Cost Averaging at any time.

         Custom Transfer: Rebalancer Option

                  The Owner may   Request to   automatically  Transfer   among
   the
      Investment
         Divisions on   a  periodic   basis   by  electing   the  Rebalancer
   Option.
      This option
         automatically  reallocates   the Variable   Account Value to maintain
   a
      particular
         allocation  among  Investment   Divisions  selected  by  the   Owner.
   The
      amount
         allocated to each   Investment  Division  will   increase or decrease
   at
      different
         rates  depending  on  the  investment  experience  of the  Investment
   Division.

                  The Owner may   Request   that the  rebalancing    occur one
   time
      only,  in
         which case the  Transfer will take  place on the Transaction  Date of the
      Request.
         This  Transfer    will count as one    Transfer  towards the   twelve
   free
      Transfers
         allowed in a calendar year. (See "Transfer Fee," page __.)

                  Rebalancing     may  also be  set    up on  a     quarterly,
   semiannual
      or annual
         basis,   in which  case the first   Transfer   will be initiated   on
   the
      Transaction
         Date  one frequency  period following  the  date of the Request.   On
   the
      Transaction
         Date     for   the     specified   Request,     assets    will     be
   automatically
      reallocated to the
         selected  Investment Divisions.  Rebalancing  will  continue on   the
   same
      Transaction
         Date for
         subsequent periods.   In  order  to participate   in  the  Rebalancer
   Option,
      the entire
         Variable Account   Value must  be   included. Transfers set   up with
   these
      frequencies
         will  not count  against the   twelve  free Transfers  allowed   in a
   calendar
      year.

                  The  Owner   must specify  the    percentage  of   Variable
   Account
      Value to be
         allocated  to   each    Investment    Division  and  the    frequency
   of
      rebalancing.  The
         Owner,   by  Request,   may  modify  the allocations   or  cease  the
   Rebalancer
      Option at
         any time. The Rebalancer  Option will  terminate  automatically  upon the
      Payment
         Commencement    Date.   Participation   in  the   Rebalancer   Option
   and
      Dollar  Cost
         Averaging    at the same   time is not   allowed.  Participation   in
   the
      Rebalancer
         Option   does not  assure a greater   profit,  nor  will it   prevent
   or
      necessarily
         alleviate  losses in a    declining  market.  The  Company   reserves
   the
      right to
         modify, suspend, or terminate the Rebalancer Option at any time.


      ------------------------------------------------------

                                                            CASH WITHDRAWALS

      ------------------------------------------------------

         Withdrawals

                  You (the  Owner) may  withdraw   from the  Contract   all or
   part
      of your
         Annuity  Account  Value at any time during  the life of the Annuitant
   and
      prior to
         the  date   annuity  payments   commence  by Request   at  the Schwab
   Annuity
      Service
         Center subject to the  rules below.   Federal or state   laws,  rules
   or
      regulations
         may  apply.   The amount   payable  to you  if you   surrender   your
   Contract
      is your
         Annuity  Account Value,    with  a  Market  Value   Adjustment,    if
   applicable,
      on the
         effective    date  of the  surrender,   and     less any   applicable
   Premium
      Tax.  No
         withdrawals may be made after the date annuity payments commence.

                  A  Request  for a  partial   withdrawal   will  result  in a
   reduction
      in your
         Annuity Account  Value   equal  to the  sum   of  the  dollar  amount
   withdrawn.
      A Market

         Value  Adjustment   may apply.   (See   "Market  Value   Adjustment,"
   page
      __.) The
         partial   withdrawal    proceeds may   be greater or  less  than  the
   amount
      requested,
         depending on the effect of the Market Value Adjustment.

                  The minimum partial   withdrawal before  application of  the
   MVA
      is $500.
         Partial  withdrawals    are  unlimited;   however,   you must specify
   the
      Investment
         Division(s)  or Guarantee  Period(s)  from which the   withdrawal  is
   to
      be made.
         After  any partial  withdrawal,   if the remaining   Annuity  Account
   Value
      is less
         than $2,000, then a full surrender may be required.

                  The following terms apply:
                  (a) No partial withdrawals are permitted after the date
      annuity
                           payments commence.

                  (b) A partial withdrawal will be effective upon the
      Transaction
                           Date.

                  (c)           A   partial  withdrawal   from amounts   in  a
   Guarantee
      Period may be
                           subject      to      the      Market      Value
   Adjustment
      provisions,   the
                           Guarantee    Period  Fund   provisions    of  the
   Contract,
      and the
                           terms  of   the  attached   Guarantee  Period  Fund
   Rider(s),
      if any.

                  Withdrawals     may     be     taxable     (this    includes

   Periodic
      Withdrawals,
         discussed   below).   Moreover,  the  Internal   Revenue   Code  (the
   "Code")
      provides that
         a 10%   penalty   tax may  be  imposed   on the   taxable   portions
   of
      certain  early
         withdrawals.   The  Code generally  requires us  to  withhold federal
   income
      tax from
         withdrawals.  However,   generally  you will  be entitled  to  elect,
   in
      writing, not
         to have tax   withholding apply unless  withholding is mandatory  for
   your
      Contract.
         Withholding   applies  to the  portion of  the withdrawal   which  is
   included
      in your
         income  and subject to  federal income tax.  The tax withholding rate is
      10% of the
         taxable  amount   of  the  withdrawal.  Withholding  applies  only if
   the
      taxable amount
         of   the     withdrawal is   at   least  $200.     Some   states also
   require
      withholding  for
         state income taxes. (See "Federal Tax Matters," page __.)

                  Withdrawal   Requests must  be  in  writing  to  ensure that
   your
      instructions
         regarding  withholding   are followed.  If an  adequate   election is
   not
      made, the
         Request    will   be    denied   and  no   withdrawal   or    partial
   withdrawal
      will  be
         processed.

                  After  a  withdrawal   of   all  of  your   total Annuity
   Account
      Value,  or at
         any time that   your  Annuity   Account   Value is  zero,   all  your
   rights
      under the
         Contract will terminate.

                  Since IRAs are offered by this Prospectus,  reference should be
      made to
         the    applicable     provisions   of   the     Code    for    any
   additional
      limitations  or
         restrictions on cash withdrawals.


      ------------------------------------------------------

                                                         TELEPHONE
   TRANSACTIONS

      ------------------------------------------------------

                  We  will    employ   reasonable    procedures   to confirm
   that
      instructions
         communicated    by  telephone are  genuine  and  if  we  follow  such
   procedures
      we will
         not   be  liable   for   any losses   due  to    unauthorized     or
   fraudulent
      instructions.
         However,   we  may be  liable for  such  losses if   we do not follow
   those
      reasonable
         procedures. The procedures  we will follow for telephone transactions may
      include
         requiring  some form of  personal   identification   prior to  acting
   on
      instructions
         received  by   telephone,    providing  written   confirmation    of
   the
      transaction, and/or
         tape recording the instructions given by telephone.

                  We   reserve     the    right   to     suspend   telephone
   transaction
      privileges at any
         time,   for    some   or   all   Contracts,    and for  any   reason.
   Withdrawals
      are not
         permitted by telephone.



      ------------------------------------------------------

                                                              DEATH BENEFIT

      ------------------------------------------------------

         Payment of Death Benefit

                  Before  the  date  annuity  payments  commence,   the  death
   benefit,
      if any,
         will be equal to the greater of: (a) the Annuity  Account  Value with an
      MVA, if
         applicable,   as of the date   the Request for payment  is  received,
   less
      Premium
         Tax,   if any,   or (b) the   sum of    Contributions   paid,    less
   partial
      withdrawals
         and/or   Periodic    Withdrawals,   less Premium   Tax, if any.   The
   death
      benefit will
         become    payable    following    the  Company's      receipt  of   a
   Request
      from  the
         Beneficiary.   When an   Owner or   the Annuitant   dies  before  the
   annuity
      commencement
         date and a  death benefit   is payable  to a  Beneficiary, the  death
   benefit
      proceeds
         will    remain invested    in    accordance with    the    allocation
   instructions
      given by the
         Owner(s)  until new   allocation    instructions    are Requested  by
   the
      Beneficiary or
         until  the death benefit is actually  paid to the   Beneficiary.  The
   death
      benefit
         will be  determined    as of the  date payments  commence;   however,
   on
      the date a
         payment     option   is    processed,   amounts    in the    Variable
   Sub-Account
      will be
         Transferred  to   the Money   Market    Investment  Division   unless
   the
      Beneficiary
         otherwise  elects by  Request.   Subject to  the  distribution  rules
   set
      forth below,
         payment of the death benefit may be Requested to be made as follows:

                  A.  Proceeds from the Variable Sub-Account(s)
                           1.       payment in a single sum; or
                           2.            payment   under any of  the  variable
   annuity
      options
                                    provided under this Contract.

                  B.  Proceeds from the Guarantee Period(s)

                           1.       payment in a single sum; or
                           2.             payment under   any of   the annuity
   options
      provided
                                    under this Contract.

                  In any  event,    no  payment of  benefits   provided  under
   the
      Contract will
         be allowed that does not satisfy the requirements of Section 72(s) of the Code
         and any other applicable federal or state laws, rules or regulations.

         Distribution Rules

         1.  Death of Annuitant

                  Upon  the   death of  the Annuitant     while  the  Owner is
   living,
      and before
         the  annuity     commencement   date,    the  Company will   pay  the
   death
      benefit to the
         Beneficiary unless there is a Contingent Annuitant.

                  If a     Contingent    Annuitant    was    named   by   the
   Owner(s)
      prior to the
         Annuitant's      death,  and    the   Annuitant  dies   before   the
   annuity
      commencement date
         while the  Owner and   Contingent   Annuitant  are living,   no death
   benefit
      will be
         payable   by  reason   of   the    Annuitant's      death  and   the
   Contingent
      Annuitant will
         become the Annuitant.

                  If   the    Annuitant    dies after   the  date    annuity
   payments
      commence and
         before the entire interesthas been distributed, any benefit payable must be
         distributed  to  the  Beneficiary   in accordance  with and at  least
   as
      rapidly as
         under  the  payment  option   applicable  to  the  Annuitant  on  the
   Annuitant's
      date of
         death.

                  If a  corporation  or  other  non-individual  is  an  Owner,
   or
      if  the
         deceased  Annuitant  is an Owner,   the death of the  Annuitant  will
   be
      treated as
         the   death of an Owner  and the  Contract    will  be subject to the
   "Death
      of Owner"
         provisions described below.

         2.  Death of Owner

                  If the Owner is not the Annuitant:

                  (1)  If  there   is a Joint   Owner   who is  the  surviving
   spouse
      of the
                  deceased   Owner,   the  Joint Owner  will  become the Owner
   and
      Beneficiary
                  and  may   elect to  take the   death   benefit   or   elect
   to
      continue  the
                  Contract in force.

                  (2)  In  all other   cases,    the Company   will  pay   the
   death
      benefit to the
                  Beneficiary    even  if a  Joint   Owner (who  was  not  the
   Owner's
      spouse on
                  the date  of the Owner's    death),  the  Annuitant   and/or
   the
      Contingent
                  Annuitant   are  alive at the  time of  the Owner's   death,
   unless
      the sole
                  Beneficiary    is  the   deceased    Owner's      surviving
   spouse
      and  the
                  Beneficiary  elects to become the Owner and   Annuitant  and
   to
      continue
                  the Contract in force.

                  If the   Owner is not the   Annuitant,   and the Owner  dies
   after
      annuity
         payments    commence   and  before  the  entire  interest  has   been
   distributed
      while the
         Annuitant  is  living,    any  benefit  payable  will   continue  to
   be
      distributed to the
         Annuitant    at least  as  rapidly  as  under the    payment   option
   applicable
      on the
         Owner's death.   All   rights granted the  Owner under   the Contract
   will
      pass to any
         surviving Joint Owner and, if none, to the Annuitant.

                  If the Owner is the Annuitant (Owner/Annuitant):

                  (1)  If   there  is  a Joint   Owner  who is  the  surviving
   spouse
      of the
                  deceased Owner   and a   Contingent Annuitant,    the  Joint
   Owner
      will become
                  the Owner   and the  Beneficiary, the   Contingent Annuitant
   will
      become the
                  Annuitant, and the Contract will continue in force.

                  (2)  If  there   is a Joint   Owner   who is  the  surviving
   spouse
      of the
                  deceased   Owner but   no Contingent   Annuitant, the  Joint
   Owner
      will become
                  the Owner,   Annuitant and   Beneficiary   and may elect  to
   take
      the death
                  benefit or continue the Contract in force.

                  (3)  In  all other   cases,    the Company   will  pay   the
   death
      benefit to the
                  Beneficiary,    even if  a   Joint Owner  (who  was not  the
   Owner's
      spouse on
                  the date  of    the Owner's  death),     Annuitant    and/or
   Contingent
      Annuitant
                  are alive  at the   time of the  Owner's  death,  unless the
   sole
      Beneficiary
                  is  the    deceased Owner's    surviving    spouse  and  the
   Beneficiary
      Requests
                  to  become  the Owner  and    Annuitant   and to   continue
   the
      Contract  in
                  force.

                  Any   death  benefit payable to   the  Beneficiary upon   an
   Owner's
      death will
         be distributed as follows:

                  (1) If the Owner's surviving spouse is the person entitled to receive
                  benefits upon the Owner's death, the surviving spouse will be treated
                  as the Owner and will be allowed to take the death benefit or continue
                  the Contract in force; or

                  (2)  If  the  Beneficiary   is  a non-spouse     individual,
   she/he
      may elect,
                  not later  than one  year after the  Owner's date  of death, to
      receive the
                  death   benefit   in   either  a single    sum or    payment
   under
      any of the
                  variable   or   fixed   annuity  options    available  under
   the
      Contract,
                  provided   that    (a)  such   annuity   is      distributed
   in
      substantially  equal
                  installments    over   the life  or  life     expectancy  of
   the
      Beneficiary  or
                  over   a   period   not   extending    beyond   the     life
   expectancy
      of  the
                  Beneficiary;  and  (b) such distributions   begin  not later
   than
      one year
                  after  the    Owner's   date  of  death.   If no   election
   is
      received by the
                  Company   from    a  non-spouse       Beneficiary       such
   that
      substantially  equal
                  installments   have  begun not  later than  one  year  after
   the
      Owner's date
                  of   death, then the   entire  amount must  be   distributed
   within
      five years
                  of  the Owner's  date of  death.   The death   benefit  will
   be
      determined as
                  of the date the payments commence; or

                  (3) If  a   corporation   or  other  non-individual   entity
   is
      entitled to
                  receive   benefits   upon the  Owner's   death,   the  death
   benefit
      must be
                  completely distributed within five years of the Owner's date of death.

         Beneficiary

                  You may  select one   or more Beneficiaries.   If more  than
   one
      Beneficiary
         is selected, unless  you indicate otherwise, they will share  equally in
      any death
         benefit   payable.  You may  change the  Beneficiary any time  before the
      Annuitant's
         death.

                  You  may,    while  the    Annuitant   is  living,    change
   the
      Beneficiary  by
         Request.   A change  of Beneficiary will take  effect as of the  date the
      Request is
         processed   by the   Schwab    Annuity   Service  Center,   unless  a
   certain
      date is
         specified  by  the  Owner. If   the  Owner  dies before  the  Request
   was
      processed,  the
         change will take effect as of the  date the Request was made,  unless the
      Company
         has  already  made a    payment  or otherwise   taken  action  on   a
   designation
      or change
         before    receipt     or   processing     of    such     Request.   A
   beneficiary
      designated
         irrevocably may   not be  changed   without the  written consent   of
   that
      Beneficiary,
         except as allowed by law.

                  The   interest    of any   Beneficiary   who dies    before
   the
      Owner or the
         Annuitant   will   terminate at  the death  of   the   Beneficiary.
   The
      interest of any
         Beneficiary   who dies at   the time of, or  within  30 days   after,
   the
      death of an
         Owner  or the Annuitant will also terminate if  no benefits have been paid
      to such
         Beneficiary,    unless  the Owner  otherwise  indicates by   Request.
   The
      benefits will
         then  be paid   as  though the   Beneficiary   had  died   before the
   deceased

      Owner or
         Annuitant.   If  no  Beneficiary  survives the  Owner  or  Annuitant,
   as
      applicable, the
         Company will pay the death benefit proceeds to the Owner's estate.

                  If  the surviving   spouse of  an  Owner  is the   surviving
   Joint
      Owner,
         the surviving spouse will
         become the   Beneficiary  upon  such  Owner's death and may  elect to
   take
      the death
         benefit or may  elect to continue the Contract in force.  If there is no
      surviving
         Joint  Owner,    and no named  Beneficiary  is   alive at the time at
   the
      time of an
         Owner's death, any benefits payable will be paid to the Owner's estate.

         Contingent Annuitant

                  While the   Annuitant  is   living, the  Owner(s) may,    by
   Request,
      designate
         or   change a   Contingent  Annuitant  from  time to time.   A change
   of
      Contingent
         Annuitant will  take effect as  of the date the Request  is processed at
      the Schwab
         Annuity  Service Center,   unless  a  certain date   is specified  by
   the
      Owner(s).


      ------------------------------------------------------

                                                         CHARGES           AND
   DEDUCTIONS

      ------------------------------------------------------

                  No deductions   are  made from    Contributions   except for
   any
      applicable
         Premium     Tax.   Therefore,     the   full     amount    of     the
   Contributions
      (less  any
         applicable Premium Tax) are invested in the Contract.

                  As more  fully described below,  charges  under the Contract are
      assessed
         only  as   deductions  for  Premium   Tax,  if   applicable,      for
   certain
      Transfers,  as a
         Contract   Maintenance  Charge,  and as charges against the assets in the
      Owner's
         Variable    Sub-Account(s)    for  our assumption of   mortality  and
   expense
      risks.  In
         addition,   a Market   Value   Adjustment may  apply to withdrawals
   and
      surrenders,
         Transfers,    amounts     applied  to    purchase  an   annuity,  and
   distributions
      resulting
         from  death of  the Owner  or Annuitant   if  the  amounts held  in a
   Guarantee
      Period
         are paid out prior to the Guarantee Period Maturity Date.

         Mortality and Expense Risk Charge

                  We deduct a   Mortality   and   Expense  Risk   Charge  from
   your
      Variable
         Sub-Account(s)  at  the end of each Valuation Period to compensate us for
      bearing
         certain  mortality  and expense risks  under the  Contract.   This is
   a
      daily charge
         equal to an   effective  annual   rate of 0.85%  of the  value of the
   net
      assets in
         your  Variable    Sub-Account(s).    The   approximate    portion  of
   this
      charge
         attributable to  mortality risks  is 0.68%;   the approximate portion
   of
      this charge
         estimated  to be  attributable  to expense risk is 0.17% of the value of
      the net
         assets  in   your Variable  Sub-Account(s).  We guarantee  that  this
   charge
      will never
         increase beyond 0.85%.

                  The  Mortality and   Expense  Risk Charge  is  reflected  in
   the
      Accumulation
         Unit   Values for   each of your   Variable    Sub-Accounts.    Thus,
   this
      charge will
         continue to  be   applicable should you  choose a  variable   annuity
   payment
      option or
         the periodic withdrawal option.

                  Annuity Account Values and annuity payments are not affected by
      changes
         in  actual  mortality   experience incurred   by  us. The   mortality
   risks
      assumed by us
         arise   from our   contractual      obligations  to  make  annuity
   payments
      determined in
         accordance    with the    annuity   tables   and   other   provisions
   contained
      in the
         Contract.    Thus  you  are  assured that  neither  the   Annuitant's
   longevity
      nor an
         unanticipated    improvement    in general    life expectancy    will
   adversely
      affect the
         annuity payments under the Contract.

                  We   bear   substantial    risk  in  connection    with  the
   death
      benefit before
         the   annuity    commencement  date,    since we   will pay  a  death
   benefit
      equal to the
         greater   of  the    Annuity    Account   Value    with a     Market
   Value
      Adjustment,  if
         applicable,  as   of the   later  of the date  of death  or the  date
   the
      Request  for
         payment   is received,    less Premium  Tax, if  any; or  the sum  of
   the
      Contributions
         paid, less partial  withdrawals   and/or Periodic  Withdrawals,  less
   any
      charges
         under  Contract less  Premium Tax, if  any (i.e.,  we   bear the risk
   of
      unfavorable
         experience in your Variable Sub-Accounts).

                  The  expense risk   assumed  is the  risk that  our   actual
   expenses
      in
         administering the Contracts and
         the   Series    Account  will  be  greater    than   anticipated,  or
   exceed
      the amount
         recovered   through the   Contract   Maintenance  Charge   plus   the
   amount,
      if any,
         recovered through Transfer Fees.

                  If  the    Mortality     and    Expense    Risk   Charge  is
   insufficient
      to cover
         actual  costs  and   risks  assumed,    the loss  will  fall  on  us.
   Conversely,
      if this
         charge  is more  than sufficient,    any excess  will  be profit   to
   us.
      Currently,  we
         expect  a  profit from this charge.  Our   expenses for  distributing
   the
      Contracts
         will be  borne by   our general assets,  including  any  profits from
   this
      charge.

         Contract Maintenance Charge

                  We  currently deduct  a  $25 annual  Contract   Maintenance
   Charge
      from the
         Annuity   Account  Value  only on each  Contract   anniversary  date.
   This
      charge
         partially  covers  our costs for  administering  the  Contracts   and
   the
      Series
         Account.  Once you have   selected a payment  option,    this  charge
   will
      cease to
         apply  other  than   for the  Periodic    Withdrawal   Option.    The
   Contract
      Maintenance
         Charge  is deducted  from your   Annuity Account  Value allocated  to
   the
      Schwab Money
         Market Investment   Division.     If   you do   not have   sufficient
   Annuity
      Account Value
         allocated to the Schwab Money Market  Investment    Division to cover
   the
      Contract
         Maintenance Charge,  then the  charge  or any   portion thereof  will
   be
      deducted on a
         pro rata  basis from  all your Variable   Sub-Accounts   with current
   value.
      If the
         entire  Annuity   Account is held  in the  Guarantee   Period Fund or
   there
      are not
         enough   funds in  any   Variable   Sub-Account  to  pay  the  entire
   charge,
      then the
         Contract  Maintenance   Charge will be deducted on   a pro rata basis
   from
      amounts
         held in all   Guarantee   Periods.   There   is  no MVA  on   amounts
   deducted
      from a
         Guarantee   Period for   the  Contract      Maintenance Charge.   The
   Contract
      Maintenance
         Charges is   currently  waived   for  Contracts    with  an   Annuity
   Account
      Value of at
         least  $50,000.   If  your    Annuity   Account   Value falls   below
   $50,000
      due to a
         withdrawal,   the  Contract   Maintenance Charge will  be  reinstated
   until
      such time
         as  your  Annuity     Account Value  is  equal   to or greater   than
   $50,000.
      This charge
         may   also   be   waived   for   Contracts   issued   under   certain
   sponsored
      arrangements. We
         do  not  expect   a profit    from   amounts    received   from   the
   Contract
      Maintenance
         Charge.

         Premium Tax

                  We   may  be    required  to  pay  state    premium    taxes
   or
      retaliatory  taxes
         currently      ranging  from  0%  to    3.5%  in  connection     with
   Contributions
      or values
         under the Contracts.   Currently,  the  premium tax rate  in New York
   for
      annuities
         is 0%. Depending on applicable  state law, we will deduct charges for the
      premium
         taxes we  incur with  respect   to a    particular   Contract    from
   the
      Contributions,
         from   amounts    withdrawn,     or from   amounts    applied on  the
   Payment
      Commencement
         Date.   In some  states,  charges  for both direct   premium    taxes
   and
      retaliatory
         premium   taxes may  be imposed  at   the same  or  different   times
   with
      respect to the
         same Contribution, depending on applicable state law.

         Transfer Fee

                  There  will   be a  $10  charge    for each    Transfer   in
   excess
      of twelve
         Transfers in  anycalendar   year. We do not expect  a profit from the
      Transfer fee
         for excess Transfers.

         Other Taxes

                  Under   present laws,  we will incur state  or local   taxes
   (in
      addition to
         the   Premium  Tax described    above) in  New  York. No  charges are
   currently
      made for
         taxes  other  than Premium Tax.   However, we reserve   the right  to
   deduct
      charges in
         the future  for federal,   state,  and   local taxes or  the economic
   burden
      resulting
         from  the  application  of   any   tax  laws  that  we  determine  to
   be
      attributable to the
         Contracts.

         Expenses of the Eligible Funds

                  The  value of   the  assets in  the  Investment   Divisions
   reflect
      the value
         of  Eligible   Fund  shares   and  therefore   the fees and  expenses
   paid
      by each
         Eligible  Fund.  A   complete description  of  the  fees,   expenses,
   and
      deductions from
         the  Eligible     Funds  are  found  in  the     Eligible    Funds'
   prospectuses.
      (See "The
         Eligible  Funds,"  page __.) Current  prospectuses for the  Funds can be
      obtained by
         calling   the Schwab  Annuity  Service  Center at  800-838-0649,   or
   by
      writing to the
         Schwab     Annuity   Service    Center,   P.O.     Box   7806,    San
   Francisco,
      California
         94120-9327.


      ------------------------------------------------------

                                                             PAYMENT OPTIONS

      ------------------------------------------------------

         Periodic Withdrawal Option

                  The   Owner may  Request  that all  or part  of the  Annuity
   Account
      Value be
         applied  to a   Periodic   Withdrawal  Option.   The  amount  applied
   to a
      Periodic
         Withdrawal is the Annuity Account Value with an MVA, if applicable, less
      Premium
         Tax, if any.

                  In Requesting Periodic Withdrawals, the Owner must elect:

                  - The withdrawal frequency of either 12-, 6-, 3-, or
      1-month
                         intervals;

                  -      A withdrawal amount; a minimum of $100 is required;

                  - The calendar day of the month on which withdrawals will
      be made;

                  -      One withdrawal option; and

                  -          The allocation  of withdrawals  from the  Owner's
   Variable
      and/or
                         Fixed Sub-Account(s) as
                           follows:
                           1)           Prorate the amount  to be  paid across
   all
      Variable and
                                    Fixed   Sub-Accounts  in    proportion  to
   the
      assets in
                                    each sub-account; or

                           2)                  Select   the  Variable   and/or
   Fixed
      Sub-Account(s) from
                                    which   withdrawals  will be made.    Once
   the
      Variable
                                    and/or   Fixed      Sub-Accounts      have
   been
      depleted,  the
                                    Company    will   automatically    prorate
   the
      remaining
                                    withdrawals    against     all   remaining
   available
      Variable
                                    and/or Fixed   Sub-Accounts    unless  the
   Owner
      Requests
                                    the     selection      of      another
   Variable
      and/or  Fixed
                                    Sub-Account.

                  The   Owner    may   elect to    change    the    withdrawal
   option
      and/or  the
         frequency once each calendar year.

                  While Periodic Withdrawals are being received:
                  1.             the  Owner   may continue  to exercise    all
   contractual
      rights that
                           are   available  prior   to   electing an   annuity
   option,
      except that
                           no Contributions may be made;
                  2.       for Periodic Withdrawals from Guarantee Periods six
   or
      more
                           months  prior  to   its  Guarantee  Period Maturity
   Date, a
      Market
                           Value Adjustment, if applicable, will be assessed;
                  3.        the Owner may keep the same investment options  as
   were
      in
                           force before periodic withdrawals began;
                  4.         charges and  fees under the Contract  continue to
   apply;
      and
                  5.            maturing   Guarantee  Periods renew into   the
   shortest
      Guarantee
                           Period then available.

                  Periodic Withdrawals will cease on the earlier of the date:
                  1.              the amount   elected to  be paid   under the
   option
      selected has
                           been reduced to zero;
                  2.       the Annuity Account Value is zero;
                  3.       the Owner Requests that withdrawals stop; or
                  4.       an Owner or the Annuitant dies.

                  The  Owner  must   elect  one  of the  following  five   (5)
   withdrawal
      options:

                  1.             Income for  a Specified  Period for  at least
   thirty-six
      (36)
                           months   - The   Owner  elects the   duration  over
   which
      withdrawals
                           will be made.   The amount paid will vary  based on
   the
                           duration; or

                  2.            Income  of a  Specified   Amount for  at least
   thirty-six
      (36)
                          months - The Owner elects the dollar amount of the
      withdrawals.
                          Based on the  amount elected, the duration may vary;
   or

                  3.        Interest Only - The withdrawals   will be based on
   the
      amount of
                           interest  credited  to the  Guarantee  Period  Fund
   between
      each
                           withdrawal.    Available   only  if  100%  of   the
   account
      value is
                           invested in the Guarantee Period Fund; or

                  4.      MinimumDistribution - If thisis an IRA contract, the
      Owner
                           may  Request   minimum distributions   as specified
   under

      Code
                           Section 401(a)(9); or

                  5.  Any Other   Form for a  period of   at least  thirty-six
   (36)
      months - Any
                  other  form of Periodic Withdrawal  which is acceptable   to
   the
      Company.

                  If    Periodic     Withdrawals   cease,     the  Owner   may
   resume
      making
         Contributions.    The Owner  may  elect  to     restart  a  Periodic
   Withdrawal
      program;
         however,  the   Company   may   limit the  number  of times the Owner
   may
      restart a
         Periodic Withdrawal program.

                  Periodic withdrawals may  be taxable, subject to withholding
   and
      subject
         to  the 10%   penalty  tax.    IRAs are  subject   to complex   rules
   with
      respect to
         restrictions   on  and   taxation  of    distributions,     including
   the
      applicability of
         penalty    taxes.   A  competent tax  adviser   should   be consulted
   before a
      Periodic
         Withdrawal Option is requested. (See "Federal Tax Matters," page __.)

         Annuity Date

                  The date annuity   payments   commence may  be chosen   when
   the
      Contract is
         purchased   or  at a later  date.   This  date  must  be at least one
   year
      after the
         initial Contribution. In the absence of an earlier election, the annuity date is
         the first day of the month of the Annuitant's 90th birthday.

                  If an  option  has not  been   elected  within   30  days of
   the
      annuity
         commencement    date,  the  Annuity     Account Value  held  in   the
   Fixed
      Sub-Account(s)
         will   be  applied    under  Fixed   Annuity    Payment     Option 3,
   discussed
      below,  to
         provide  payments  for life with  a  guaranteed  period of  20 years.
   The
      Annuity
         Account Value  held in  the Variable Sub-Account(s)  will be  applied under
      Variable
         Annuity Payment  Option 1,  discussed   below, to  provide   payments
   for
      life with a
         guaranteed period of 20 years.

                  Under section   401(a)(9)  of  the Code,  a  Contract  which
   is
      purchased and
         used  in   connection with  an Individual   Retirement    Account  or
   with
      certain other
         plans  qualifying for special federal income tax treatment is subject to
      complex
         "minimum     distribution"  requirements,     which   require    that
   distributions
      under such
         a   plan  must begin   by  a  specific  date,     and also   that the
   entire
      interest of the
         plan     participant      must be   distributed     within   certain
   specified
      periods under
         formulas  that  specify    minimum    annual    distributions.    The
   application
      of the
         minimum    distribution    requirements   to  each  person  will vary
   according
      to the
         person's  age and   other  circumstances.  A   prospective  purchaser
   may
      wish to
         consult  a competent  tax adviser  regarding  the application  of the minimum
         distribution requirements.   (See "Federal Tax Matters," page __.)

         Annuity Options

                  An annuity    option may  be   selected   by the  Owner when
   the
      Contract is
         purchased,  or  at  a later  date.  This  selection may  be  changed, by
      Request, at any
         time up to 30 days  before  the  annuity  date.    In the  absence of
   an
      election,
         payments  will   automatically  commence on   the  annuity   date  as
   described
      above. The
         amount to  be applied   is the   Annuity    Account  Value   on the
   annuity
      date.  The
         minimum amount that may be withdrawn from the Annuity   Account Value
   to
      purchase
         an  annuity payment option  is $2,000 with an MVA, if applicable.  If the
      amount is
         less than  $2,000,    the Company  may pay   the  amount in  a single
   sum
      subject to the
         Contract provisions applicable to a partial withdrawal.  Payments may be
      elected
         to   be  received      monthly,    quarterly,      semi-annually   or
   annually.
      Payments to be
         made under the annuity payment option selected must  be at least $50.
   The
      Company
         reserves  the right  to make    payments   using  the most   frequent
   payment
      interval
         which    produces a  payment  of  not less   than $50.   The  maximum
   amount
      that may be
         applied  under   any  payment    option   is   $1,000,000,    unless
   prior
      approval  is
         obtained from the Company.

                  A single  sum payment   may be   elected.   If it is,   then
   the
      amount to be
         paid  is  the  Surrender   Value.   If the  Owner elects   a variable
   annuity
      with funds
         from the   Owner's    Variable    Sub-Accounts,   then the  amount to
   be
      applied is the
         Annuity  Account  Value held in the Variable   Sub-Account(s),  as of
   the
      annuity
         commencement   date, less any  applicable Premium Tax.  If the  Owner
   elects
      a fixed
         annuity  with funds from the  Fixed Sub-Accounts, then the  amount to be
      applied is
         the Annuity   Account Value held in the Fixed  Sub-Account(s),  as of
   the
      annuity
         commencement   date   with  an   MVA,   if  applicable,   less    any
   applicable
      Premium Tax.

         Fixed Annuity Payment Options

                  Option 1: Income of Specified Amount

                  The   amount   applied  under  this  option  may  be paid in
   equal
      annual,
         semiannual,    quarterly or monthly     installments of   the  dollar
   amount
      elected for
         not  more  than  240   months.   Upon  death  of   the    Annuitant,
   the
      Beneficiary  will
         begin to receive the remaining payments at the same interval that was elected by
         the Owner.

                  Option 2: Income for a Specified Period

                  Payments  are paid   annually,   semiannually,    quarterly
   or
      monthly,  as
         elected,  for  a selected  number of years not  to exceed 240 months.
   Upon
      death of
         the   Annuitant,     the Beneficiary   will  begin   to receive   the
   remaining
      payments at
         the same interval that was elected by the Owner.

                  Option 3: Fixed Life Annuity with Guaranteed Period

                  This  option  provides  for  monthly    payments   during  a
   designated
      period
         and  thereafter    throughout   the  lifetime  of  the  Annuitant.
   The
      designated period
         may be 5, 10, 15 or 20 years. Upon death of the Annuitant, for each remaining
         designated period, the amounts payable under this payment option will be paid to
         the Beneficiary.

                  Option 4: Fixed Life Annuity

                  This annuity   is payable   monthly  during the  lifetime of
   the
      Annuitant,
         terminating  with   the  last payment  due  prior  to  the  death  of
   the
      Annuitant. Since
         no minimum number of payments is  guaranteed,   this option may offer
   the
      maximum
         level of monthly payments of the annuity options. It is possible that
         only  one payment may be made if the Annuitant   died before the date
   on
      which the
         second  payment was  due.   Upon the  death of the  Annuitant,    all
   payments
      cease and
         no amounts are payable to the Beneficiary.

                  Option 5: Any Other Form

                  This   option  allows an  Owner the  ability   to choose any
   other
      form of
         annuity which is acceptable to the Company.

         Variable Annuity Payment Options

                  Option 1: Variable Life Annuity with Guarantee Period

                  This     option    provides    for     payments   during   a
   designated
      period and
         thereafter   throughout  the  life   time  of the  Annuitant.     The
   designated
      period may
         be 5, 10,  15  or  20  years.   Upon   death of the  Annuitant,   for
   each
      remaining
         designated period, the amounts payable under this payment option will be paid to
         the Beneficiary.

                  Option 2:  Variable Life Annuity

                  This     annuity is  payable    during the    lifetime    of
   the
      Annuitant.  The
         annuity   terminates  with   the  last   payment  due   prior  to the
   death
      of the
         Annuitant.   Since no  minimum  number of  payments is    guaranteed,
   this
      option may
         offer  the  maximum   level  of monthly   payments  of  the   annuity
      options.  It is
         possible  that only  one payment may  be made if   the Annuitant died
   before
      the date
         on which    the    second   payment   was due.    Upon  the  death of
   the
      Annuitant,  all
         payments cease and no amounts are payable to the Beneficiary.

                  Variable   annuity     payment  options   are   subject  to
   the
      following
         provisions:

                  Amount of First Payment

                  The first  payment under a  variable  annuity payment option will
      be based
         on the  value  of the  amounts  held in  each  Variable   Sub-Account
   on
      the 5th
         Valuation  Date preceding  the  annuity  commencement date.  It  will be
      determined by
         applying   the appropriate  rate   to the  amount applied   under the
   payment
      option.

                  Annuity Units

                  The number of Annuity    Units paid to the   Annuitant   for
   each
      Variable
         Sub-Account   is determined  by   dividing the  amount of   the first
   monthly
      payment by
         its  Accumulation   Unit Value  on the 5th Valuation  Date  preceding
   the
      date the
         first  payment is due. The number of Annuity  Units used to calculate each
      payment
         for  a   Variable Sub-Account   remains  fixed   during the   Annuity
   Payment
      Period.

                  Amount of Payments after the First

                  Payments  after   the   first  will vary    depending   upon
   the
      investment
         experience  of the Investment   Divisions.   The  subsequent   amount
   paid
      from each
         sub-account is determined by  multiplying    (a) by (b) where (a)  is
   the
      number of
         sub-account    Annuity     Units to    be paid   and  (b)   is  the
   sub-account
      Annuity Unit
         value on  the 5th  Valuation Date   preceding  the date  the  annuity
   payment
      is due.
         The   total   amount  of  each   variable  annuity  payment   will be
   the
      sum of the
         variable  annuity payments   for each  Variable   Sub- Account.   The
   Company
      guarantees
         that the dollar   amount of  each payment  after  the first will  not
   be
      affected by
         variations in expenses or mortality experience.

         Transfers After the Annuity Commencement Date

                  Once  annuity payments have begun, no  Transfers may be made from
      a fixed
         annuity  payment  option to a  variable  annuity   payment   option,
   or
      vice versa;
         however,  for variable   annuity  payment   options,  Transfers   may
   be
      made among
         Investment Divisions. Transfers  after the annuity  commencement date will
      be made
         by  converting  the number of   Annuity Units being  Transferred   to
   the
      number of
         Accumulation   Units  of the  Variable   Sub-Account    to  which the
   Transfer
      is made.
         The result will  be that the next annuity payment,   if it were  made
   at
      that time,
         would  be the   same  amount  that it    would  have  been  without
   the
      Transfer.
         Thereafter, annuity payments will reflect changes in the value of the new
         Annuity Units.

                                                                  ***

                  For  annuity  options involving   life  income,  the  actual
   age
      and/or sex of
         the Annuitant   will  affect the amount of each  payment.  We reserve
   the
      right to
         ask for  satisfactory proof  of  the Annuitant's  age. We  may  delay annuity
      payments
         until     satisfactory   proof   is  received.   Since   payments  to
   older
      Annuitants are
         expected  to be fewer innumber,  the amount of each   annuity payment
      under a
         selected  annuity  form will be greater  for older   Annuitants  than
   for
      younger
         Annuitants.

                  If  the  age or sex of  the  Annuitant  has been  misstated, the
      payments
         established  will be made on the basis of the   correct   age or sex.
   If
      payments
         were  too large     because of     misstatement,   the    difference
   with
      interest may be
         deducted   by  the Company  from the  next payment  or payments.   If
   payments
      were too
         small, the difference with interest may be added by the Company to the next
         payment. This interest is at an annual effective rate which will not be less
         than the Contractual Guarantee of a Minimum Rate of Interest.

                  The  Payment    Commencement    Date  and  annuity options
   available
      for IRAs
         may  also  be  controlled   by  endorsements,  the  plan   documents,
   or
      applicable law.

                  Once payments    start under  the annuity form   selected by
   the
      Owner:  (a)
         no   changes   can   be   made   in  the   annuity   form,   (b)   no
   additional
      Contributions will
         be     accepted     under  the   Contract,      and (c)    no further
   withdrawals,
      other than
         withdrawals made to provide annuity benefits, will be allowed.

                                                                   ***

                  A portion or the entire  amount of the annuity  payments may be
      taxable
         as ordinary  income.  If,   at the time the annuity  payments  begin,
   we
      have not
         received  a  proper  written election   not to   have federal  income
   taxes
      withheld, we
         must by  law  withhold  such  taxes   from the   taxable  portion  of
   such
      annuity
         payments    and  remit that  amount   to the  federal     government
   (an
      election not to
         have   taxes       withheld  is   not   permitted   for  certain
   Qualified
      Contracts).  State
         income    tax   withholding  may    also    apply.    (See   "Federal
   Tax-Matters,"
      below.)


      ------------------------------------------------------

                                                           FEDERAL TAX MATTERS

      ------------------------------------------------------

         Introduction

                  The  following   discussion is   a  general   description of
   federal
      income tax
         considerations  relating  to the  Contracts  and  is not  intended as tax
      advice.
         Further,   this   discussion  is based  on   the assumption  that the
   Contract
      qualifies
         as an  annuity     contract  for   federal  income  tax   purposes.
   This
      discussion is not
         intended  to  address the  tax   consequences resulting  from all  of
   the
      situations in
         which  a  person   may   be   entitled    to or  may     receive   a
   distribution
      under the
         Contract.  Any   person   concerned about  these   tax   implications
   should
      consult a
         competent  tax  adviser  before    initiating     any   transaction.
   This
      discussion is
         based upon our
         understanding  of the   present   federal   income  tax laws  as they
   are
      currently
         interpreted by   the Internal Revenue Service.  No  representation is
   made
      as to the
         likelihood of the   continuation  of the  present federal  income tax
   laws
      or of the
         current interpretation by the Internal Revenue Service. Moreover, no attempt has
         been made to consider any applicable state or other tax laws.

                  The   Contract   may   be    purchased    on   a   non-tax
   qualified
       basis
         ("Non-Qualified    Contract") or  purchased  and used in   connection
   with
      IRAs.  The
         ultimate  effect  of  federal   income taxes   on  the   amounts held
   under a
      Contract, on
         annuity    payments,   and  on  the economic    benefit  to you,  the
   Annuitant,
      or the
         Beneficiary  may    depend  on the  type of   Contract,   and on  the
   tax
      status of the
         individual   concerned.   In  addition,   certain   requirements must
   be
      satisfied in
         purchasing an IRA and receiving  distributions   from an IRA in order
   to
      continue
         receiving    favorable tax    treatment.    Therefore,  purchasers of
   IRAs
      should seek
         competent   legal and  tax  advice   regarding  the  suitability   of
   the
      Contract for
         their     situation,   the     applicable    requirements,    and the
   tax
      treatment of the
         rights and  benefits of  the  Contract.   The following    discussion
   assumes
      that an

         IRA is  purchased   with proceeds from  and/or   Contributions   that
   qualify
      for the
         intended special federal income tax treatment.

         Tax Status

                  The   Company   is   taxed as   a life   insurance  company
   under
      Part I of
         Subchapter L of the Code.

         Taxation of Annuities

         In General

                  Section 72  of the  Code governs   taxation   of  annuities
   in
      general.  An
         Owner who is a  natural  person  generally is  not taxed on increases
   (if
      any) in
         the  value of  an Annuity Account  Value until  distribution   occurs
   by
      withdrawing
         all or  part of  the   Annuity Account  Value (e.g.,   withdrawals or
   annuity
      payments
         under  the     annuity  form   elected).  However,     under  certain
   circumstances,
      the Owner
         may   be subject    to taxation     currently.   In  addition,     an
   assignment,
      pledge, or
         agreement to  assign or pledge   any portion of  the  Annuity Account
   Value
      generally
         will  be  treated  as  a  distribution.  The  taxable  portion  of  a distribution
      (in the
         form of   a  single sum   payment  or   an annuity)    is  taxable as
   ordinary
      income.  An
         IRA Contract may not be assigned as collateral.

                  The Owner  of any  annuity   contract who  is not a  natural
   person
      (e.g. a
         corporation)   generally must   include  in income   any increase  in
   the
      excess of the
         Annuity    Account  Value  over  the  "investment  in  the  contract"
   (discussed
      below)
         during  each  taxable  year.  The  rule  does  not  apply  where  the non-natural
      person
         is the nominal  owner of a  Contract and  the beneficial  owner is  a natural
      person.
         The rule    also  does not  apply in  the   following  circumstances:
   (1)
      where the
         annuity Contract is acquired by the estate of a   decedent, (2) where
   the
      Contract
         is held   under an  IRA,   (3) where the   Contract  is a  qualified
   funding
      asset for a
         structured   settlement,   and  (4) where the  Contract is  purchased
   on
      behalf of an
         employee upon termination  of a  qualified plan. A prospective  Owner that
      is not a
         natural   person may wish to  discuss these matters  with a competent tax
      adviser.

                  The  following    discussion     generally    applies   to a
   Contract
      owned by a
         natural person.

         Withdrawals

                  In   the   case   of   a   withdrawal  under   an   IRA,
   including
      withdrawals under
         the   Periodic    Withdrawal   Option,  a  ratable  portion   of  the
   amount
      received may be
         non-taxable.     The   amount   of   the  non-taxable    portion   is
   generally
      determined by
         the ratio  of the "investment  in the contract"  to the  individual's total
      accrued
         benefit under    the retirement   plan.   The   "investment   in  the
   contract"
      generally
         equals the  amount  of  any  nondeductible Contributions  paid by  or on
      behalf of any
         individual.  Special   tax  rules   may  be   available  for  certain
   distributions
      from an
         IRA.

                  With   respect      to   Non-Qualified  Contracts,   partial
   withdrawals,
      including
         Periodic Withdrawals,  are generally   treated as  taxable income  to
   the
      extent that
         the     Annuity    Account   Value     immediately    before     the
   withdrawal
      exceeds  the
         "investment in the contract" at  that time.  If a partial  withdrawal is
      made from
         a    Guarantee   Period     which is  subject  to a  Market    Value
   Adjustment,
      then the
         Annuity  Account Value  immediately   before the  withdrawal will not
   be
      altered to
         take into   account the  Market   Value  Adjustment.   As a  result,
   for
      purposes of
         determining  the taxable  portion of  the partial   withdrawal,   the
   Annuity
      Account
         Value   will  not   reflect  the   amount,   if any,  deducted   from
   or
      added to the
         Guarantee Period due to  the Market Value Adjustment. Full surrenders are
      treated
         as taxable income  to the   extent that the  amount received  exceeds
   the
      "investment
         in  the  contract."  The  taxable   portion  of any  annuity  payment
   is
      taxed at
         ordinary income tax rates.

         Annuity Payments

                  Although   the tax   consequences   may vary   depending  on
   the
      annuity form
         elected  under the  Contract,   in general, only  the portion  of the
   annuity
      payment
         that   represents    the amount by   which the    Annuity    Account

   Value
      exceeds  the
         "investment  in  the contract" will be taxed; after the investment in the
      contract
         is  recovered, the  full amount  of any  additional annuity  payments is
      taxable. For
         fixed    annuity   payments,   in  general   there  is no tax  on the
   portion
      of each
         payment which  represents   the same ratio that the   "investment  in
   the
      contract"
         bears  to the total   expected  value  of  the annuity   payments for
   the
      term of the
         payments;     however,   the remainder  of each   annuity  payment is
   taxable.
      Once the
         investment   in  the   Contract   has  been fully   recovered,    the
   full
      amount of any
         additional    annuity   payments   is  taxable.    If the     annuity
   payments
      cease as a
         result  of  an    Annuitant's     death  before  full  recovery   of
   the
      "investment in the
         contract,"      you   should       consult    a    competent     tax
   adviser
      regarding  the
         deductibility of the unrecovered amount.

         Penalty Tax

                  In  the    case  of  a      distribution    pursuant   to  a
   Non-Qualified
      Contract,
         there may be   imposed a federal  income tax    penalty  equal to 10%
   of
      the amount
         treated as  taxable  income.   In   general,  however,   there is  no
   penalty
      tax on
         distributions:   (1) made on or after the date on which the recipient
   of
      payments
         under   the   Contract  attains  age  59 1/2;  (2)  made as a  result
   of
      death or
         disability   of the  recipient of payments   under the Contract;   or
   (3)
      received in
         substantially   equal periodic payments  as a life annuity or a joint
   and
      survivor
         annuity   for the    lives or life    expectancies    of the    Owner
   and a
      "designated
         beneficiary."   Other    exemptions    or  tax  penalties  may  apply
   to
      certain
         distributions   pursuant  to an   IRA. For  more   details  regarding
   these
      exemptions or
         penalties consult a competent tax adviser.

         Taxation of Death Benefit Proceeds

                  Amounts  may be  distributed from  the  Contract because  of the
      death of an
         Owner or the  Annuitant.  Generally   such amounts are includible  in
   the
      income of
         the recipient  as follows:  (1)  if  distributed  in a lump sum, they are
      taxed in
         the same manner as  a full surrender,   as described    above, or (2)
   if
      distributed
         under an annuity   form,  they are   taxed in   the  same   manner as
   annuity
      payments, as
         described above.

         Distribution-at-Death Rules

                  In    order   to be    treated  as  an   annuity  contract,
   the
      terms of the
         Contract must provide  the following two distribution  rules: (A)  if any
      Contract
         Owner dies  on   or after  the date   annuity payments  commence, and
   before
      the entire
         interest in the Contract   has been   distributed,  the  remainder of
   his
      interest
         will  not be distributed  under a slower distribution   schedule than
   that
      provided
         for in the    method in  effect   on the   Contract   Owner's  death;
   and
      (B) if any

         Contract     Owner    dies   before  the   date   annuity    payments
   commence,
      his entire
         interest must  generally be  distributed within five years  after the date
      of death
         provided  that  if    such  interest  is payable  to  a    designated
   Beneficiary,
      then such
         interest    may be  made     over the  life   of  that    designated
   Beneficiary
      or over a
         period  not extending beyond the life expectancy of that Beneficiary, so
      long as
         payments  commence within one year after the  Contract Owner's death.
   If
      the sole
         designated Beneficiary
                                                                   33
         is the spouse of the Contract  Owner,  the Contract may  be continued
   in
      the name
         of the spouse as  Contract  Owner.  The  designated   Beneficiary  is
   the
      natural
         person    designated   by the   terms of   the Contract   or by   the
   Contract
      Owner as the
         individual  to whom  ownership  of the  contract  passes by reason of the
      Contract
         Owner's  death. If  the Contract Owner  is not an  individual,   then
   for
      purposes of
         the   distribution   at  death    rules,   the  Primary   Annuitant
   is
      considered  the
         Contract   Owner.   In  addition,   when  the Contract  Owner is  not
   an
      individual,  a
         change   in  the Primary  Annuitant is  treated as  the death  of the
   Contract
      Owner.

         Transfers, Assignments, or Exchanges

                  A  Transfer of ownership  of a Contract, the  designation of an
      Annuitant,
         Payee or  other    Beneficiary   who is  not also   the   Owner,   or
   the
      exchange  of a
         Contract  may   result in  adverse   tax  consequences   to the Owner
   that
      are not
         discussed     herein.    An     Owner   contemplating    any     such
   designation,
      transfer,
         assignment,  or  exchange of a Contract   should  contact a competent
   tax
      adviser
         with respect to the potential tax effects of such a transaction.

         Multiple Contracts

                  All  deferred,    non-qualified   annuity   contracts   that
   are
      issued by the
         Company (or our   affiliates)  to the same Owner during  any calendar
   year
      will be
         treated  as   one  annuity  contract  for   purposes  of  determining
   the
      amount
         includible   in gross  income under   section   72(e)  of the Code.
   Amounts
      received
         under any  such  Contract  may be taxable  (and may be subject to the
   10%
      Penalty
         Tax)   to the extent of the combined  income in  all such  Contracts.
   In
      addition,
         the Treasury  Department has specific authority  to issue regulations that
      prevent
         the   avoidance of  section  72(e)  through the serial   purchase  of
   annuity
      contracts
         or  otherwise.    Congress  has  also  indicated  that  the  Treasury
   Department
      may have
         authority   to treat   the   combination  purchase  of an   immediate
   annuity
      contract and
         separate   deferred     annuity   contracts as   a  single   annuity
   contract
      under its
         general    authority to prescribe     rules as may   be necessary  to
   enforce
      the income
         tax laws.

         Withholding

                  Annuity     distributions    generally    are  subject  to
   withholding
      for the
         recipient's    federal     income  tax     liability  at   rates that
   vary
      according to the
         type  of     distribution   and  the   recipient's    tax     status.
   Recipients,
      however,
         generally   are   provided the   opportunity   to  elect not to  have
   tax
      withheld from
         distributions.    Certain  distributions  from  IRAs  are subject  to
   mandatory
      federal
         income tax withholding.

         Possible Changes in Taxation

                  In past years,    legislation has been proposed that   would
   have
      adversely
         modified   the     federal   taxation of  certain    annuities.   For
   example,
      one such
         proposal       would    have   changed    the tax    treatment   of
   non-qualified
      annuities that
         did not have "substantial life contingencies" by taxing income  as it is
      credited
         to  the   annuity.   There   is always   the   possibility   that the
   tax
      treatment  of
         annuities    could change  by legislation  or  other  means  (such as
   IRS
      regulations,
         revenue rulings, judicial decisions, etc.). Moreover,it is also possible that
         any  change could be   retroactive  (that  is,  effective   prior  to
   the
      date of the
         change).

         Section 1035 Exchanges

                  Code  Section 1035   provides  that no  gain  or loss  shall
   be
      recognized on
         the   exchange     of  one  annuity   contract   for     another.   A
   replacement
      contract
         obtained  in   a tax-free   exchange   of   contracts   succeeds   to
   the
      status of the
         original   contract.  Special  rules apply to Contracts  issued prior to
      August 14,
         1982.   Prospective  Owners   wishing to take  advantage of a Section
   1035
      exchange
         should consult their tax adviser.

         Individual Retirement Annuities

                  The Contract  may be used with IRAs as described in  Section
   408
      of the
         Code.   Section 408 of the

         Code  permits    eligible   individuals     to contribute     to   an
   individual
      retirement
         program  known   as an   Individual   Retirement     Annuity.   Also,
   certain
      kinds of
         distributions   from    certain     types    of    qualified      and
   non-qualified
      retirement plans
         may be   "rolled  over"  following  the  rules  set  out in the  Code to
      maintain
         favorable  tax   treatment,  to an  Individual   Retirement  Annuity.
   The
      sale of a
         Contract   for use    with an   IRA  may   be subject    to special
   disclosure
      requirements
         of  the Internal Revenue  Service.   Purchasers of the  Contract  for
   use
      with IRA's
         will  be  provided with  supplemental   information  required by  the
   Internal
      Revenue
         Service or other  appropriate   agency.  Such   purchasers  will have
   the
      right to
         revoke  their purchase  within  seven  days of  purchase of  the  IRA
   Contract.

                  Various tax  penalties may apply to  contributions in excess of
      specified
         limits,       aggregate    distributions    in excess   of   $150,000
   annually,
      distributions
         that   do    not  satisfy  specified   requirements,     and  certain
   other
      transactions. The
         Contract    will  be  amended  as    necessary    to conform  to  the
   requirements
      of the
         Code.    Purchasers   should  seek    competent    advice  as to  the
   suitability
      of the
         Contract for use with IRA's.

                  If    a Contract    is issued  in     connection   with   an
   employer's
      Simplified
         Employee    Pension    ("SEP")     plan,    Owners,      Annuitants
   and
      Beneficiaries  are
         cautioned   that the    rights   of  any   person    to  any of the
   benefits
      under  the
         Contract  may be  subject   to the  terms  and    conditions  of  the
   plan
      itself,
         regardless of the terms and conditions of the Contract.

                  If a  Contract is   purchased to fund an IRA  the  Annuitant
   must
      also be
         the Owner.  In   addition,  if a Contract is   purchased   to fund an
   IRA,
      minimum
         distributions    must   commence    not  later   than   April 1st  of
   the
      calendar  year
         following the calendar   year in  which you  attain  age 70 1/2.  You
   should
      consult
         your tax adviser concerning these matters.

                  The  Contract  and  prototype  IRA  endorsement   have  been
   submitted
      for IRS
         approval   and   determination  that   they are   acceptable    under
   Section
      408 of the
         Code,  so  that each   individual who   purchases a Contract  with an
   IRA
      endorsement
         will be considered  to have  adopted a retirement   savings   program
   that
      satisfies
         the  requirements  of  Section 408  of  the  Code. The   IRS approval
   is a
      determination
         only  as to  the  form  of  the  Contract  and  does not    represent
   a
      determination  of
         the merits of the Contract.

                  At    the  time the    Initial   Contribution  is   paid,  a
   prospective
      purchaser
         must specify whether he or she is purchasing a Non-Qualified Contract
   or
      an IRA.
         If the initial  Contribution is derived from an exchange or surrender of
      another
         annuity   contract,   we   may   require   that   the     prospective
   purchaser
      provide
         information with  regard to  the  federal income  tax status  of  the previous
      annuity
         contract.   We  will   require   that  persons   purchase    separate
   Contracts
      if they
         desire  to  invest  monies    qualifying for  different  annuity  tax
   treatment
      under the
         Code.  Each  such   separate Contract   would require   the   minimum
   initial
      Contribution
         stated   above.   Additional   Contributions   under a  Contract must
   qualify
      for the
         same   federal     income   tax     treatment     as  the   initial
   Contribution
      under  the

         Contract;  we   will   not   accept   an additional      Contribution
   under a
      Contract if the
         federal  income tax   treatment  of such   Contribution    would   be
   different
      from that
         of the initial Contribution.

         Seek Tax Advice

                  The   foregoing  discussion   of  the  federal   income  tax
   consequences
      is only
         a  brief summary  and  is  not intended  as  tax advice.    Further,
   the
      federal income
         tax  consequences   discussed herein  reflect  our   understanding of
   current
      law and
         the law  may change.   Federal estate tax consequences  and state and
   local
      estate,
         inheritance, and  other tax  consequences   of  ownership or  receipt
   of
      distributions
         under a   Contract   depend  on  the  individual  circumstances    of
   each
      Owner  or
         recipient  of the   distribution.   A  COMPETENT  TAX ADVISER  SHOULD
   BE
      CONSULTED FOR

         FURTHER INFORMATION.

      ------------------------------------------------------
                                                         ASSIGNMENTS        OR
   PLEDGES

      ------------------------------------------------------

                  Generally,   rights   in the  Contract may  be assigned   or
   pledged
      for loans
         at  any time  during the  life   of the   Annuitant;    however,   if
   the
      Contract is an
         IRA, the Owner may not assign the Contract as collateral.

                  If  a non-IRA   Contract is    assigned,   the  interest  of
   the
      assignee has
         priority  over the  interest   of  the Owner  and   the  interest  of
   the
      Beneficiary. Any
         amount payable to the assignee will be paid in a single sum.

                  A copy  of any assignment  must be submitted to  the Company at
      the Schwab
         Annuity Service Center. Any assignment is subject to any action taken
   or
      payment
         made   by the  Company   before  the   assignment   was   processed.
   The
      Company is not
         responsible for the validity or sufficiency of any assignment.

                  If any  portion of  the Annuity   Account  Value is assigned
   or
      pledged for
         a loan, it  may be   treated as  a  distribution.   A competent   tax
   adviser
      should be
         consulted for further information.


      ------------------------------------------------------

                                                            PERFORMANCE DATA

      ------------------------------------------------------

                  From  time  to  time,    we may    advertise    yields   and
   average
      annual total
         returns   for   the    Investment   Divisions.   In   addition,    we
   may
      advertise  the
         effective yield  of the Schwab  Money Market   Investment   Division.
   These
      figures
         will be   based  on  historical   information  and  are not  intended
   to
      indicate future
         performance.

                  The   yield  of   the   Schwab Money   Market  Investment
   Division
      refers to the
         annualized    income   generated     by   an   investment   in   that
   Investment
      Division over a
         specified    seven-day period.  The yield  is calculated  by assuming
   that
      the income
         generated   for  that   seven-day      period is   generated     each
   seven-day
      period over a
         52-week    period and is shown as a percentage    of the  investment.
   The
      effective
         yield is    calculated    similarly  but,   when   annualized,    the
   income
      earned by an
         investment   in    that   Investment   Division     is   assumed   to
   be
      reinvested.  The
         effective  yield   will   be  slightly   higher   than    the   yield
   because
      of  the
         compounding effect of this assumed reinvestment.

                  The  yield   of an   Investment Division   (other than   the
   Schwab
      Money Market
         Investment   Division) refers  to the annualized income  generated by
   an
      investment
         in  that Investment  Division over  a specified  thirty-day   period.
   The
      yield is
         calculated    by assuming   that  the   income     generated by   the
   investment
      during that
         thirty-day   period  is   generated  each   thirty-day  period   over
   a
      twelve-month period
         and is shown as a percentage of the investment.

                  The yield   calculations   do not   reflect  the  effect  of
   any
      Premium Tax
         that may be  applicable   to a  particular  Contract.  To the  extent
   that
      premium
         taxes   are applicable  to a   particular   Contract,   the yield  of
   that
      Contract will
         be reduced.  For   a description  of the methods  used  to  determine
   yield
      and total
         returns, see the Statement of Additional Information.



         Investment Division                        Effective Yield

         Money Market                               4.10%


                  The    average   annual  total   return of  an    Investment
   Division
      refers to
         return    quotations  assuming   an  investment   has  been   held in
   the
      Investment
         Division  for various   periods of time   including,  but not limited
   to,
      a period
         measured  from  the  date  the  Investment    Division      commenced
   operations.
      When an
         Investment

         Division has been in operation for  1, 5, and 10 years, respectively, the
      average
         annual   total return   for these   periods will   be provided.   The
   average
      annual total
         return  quotations   will represent the  average annual    compounded
   rates
      of return
         that   would  equate  an initial    investment     of $1,000  to  the
   redemption
      value of
         that   investment  (excluding   Premium  Tax)   as of the   last  day
   of
      each of the
         periods   for   which   total  return    quotations  are  provided.
   For
      additional
         information   regarding  yields and total returns   calculated  using
   the
      standard
         formats briefly   described  herein,   please refer  to the Statement
   of
      Additional
         Information.


         Investment Division                                  One
   Three           Five


         Since          Inception Date of
                                                         Year            Year
             Year

         Inception         Underlying Fund

         Alger American
         Growth Portfolio                               12.39%          15.18%
            15.60%


                                                        17.58%






   1/9/89

         Alger American Small
         Capitalization  Portfolio                             3.30%
   11.89%          10.04%


                                                         17.70%
   9/21/88

         American Century VP Capital
         Appreciation                                        -5.11%
   6.49%           5.23%


                                                         9.78%
   11/20/87

         American Century VP International              13.35%            N/A
              N/A


                                                        12.17%
   5/1/94













         Berger IPT-Small Company                         N/A              N/A
              N/A


                                                         1.73%
   4/15/96
         Growth Fund

         Federated American Leaders
         Fund II                                        20.55%            N/A
              N/A


                                                        17.01%
   2/10/94

         Federated Fund for U.S.
         Government Securities                           3.32%            N/A
             N/A


                                                         4.71%
   3/28/94

         Federated Utility Fund II                      10.62%            N/A
             N/A


                                                         9.67%
   2/10/94

         INVESCO VIF-High
         Yield Portfolio                                15.60%            N/A
              N/A


                                                        12.61%
   5/1/94

         INVESCO VIF-Industrial
         Income Portfolio                               21.25%            N/A
             N/A


                                                        20.41%
   8/1/94






         INVESCO VIF-Total
         Return Portfolio                               11.23%            N/A
              N/A


                                                        12.98%
   6/1/94

         Janus Aspen Aggressive
         Growth  Portfolio                                      7.04%
   15.97%            N/A


                                                        20.27%
   9/13/93

         Janus Aspen
         Growth Portfolio                                    17.45%
   15.57%            N/A


                                                        15.21%
   9/13/93

         Janus Aspen Worldwide













         Growth Portfolio                                      27.95%
   17.59%            N/A


                                                        22.13%
   9/13/93

         Lexington Emerging Markets Fund
                                                         6.55%            N/A
              N/A


                                                         0.56%
   3/30/94

         Montgomery Variable Series:
         Growth Fund                                       N/A             N/A
              N/A


                                                        26.14%
   2/9/96

         Montgomery Variable Series:
         International Small-Cap Fund                     N/A              N/A
              N/A


                                                        -2.54%
   11/27/96

         SAFECO RST Equity Portfolio                        23.73%
   19.44%          18.25%


                                                        13.45%
   7/21/87


                   37















         Schwab Asset Director-High
         Growth Portfolio                                  N/A             N/A
              N/A


                                                         3.54%
   11/1/96

         Schwab S&P 500 Portfolio                          N/A             N/A
              N/A


                                                         5.16%
   11/1/96

         SteinRoe Capital Appreciation
         Fund                                                  25.87%
   11.84%          16.37%


                                                        16.50%
   1/1/89

         Strong Discovery  Fund II                          -0.04%
   7.92%            N/A


                                                        11.30%
   5/8/92

         Van Eck Worldwide Hard Assets
         Fund                                                 17.04%
   6.72%          13.54%


                                                         7.25%
   9/1/89


                  Performance    information   for  any  Investment   Division
   reflects
      only the
         performance   of  a   hypothetical   Contract   under which   Annuity
   Account
      Value is
         allocated to an  Investment Division during a particular time  period on
      which the
         calculations are based.  Performance information should be considered in
      light of
         the  investment   objectives  and  policies   and  characteristics of
   the
      Eligible Funds
         in  which   the  Investment     Division invests,    and   the market
   conditions
      during the
         given time period, and should not be considered as a representation of what may
         be achieved in the future.

                  Reports   and promotional     literature may   also  contain
   other
      information
         including (1)  the ranking of   any   Investment  Division    derived
   from
      rankings of
         variable     annuity   separate    accounts  or their     investment
   products
      tracked by
         Lipper   Analytical   Services,   Inc.,  VARDS,   Morningstar,  Value
   Line,

      IBC/Donoghue's
         Money  Fund   Report,     Financial   Planning     Magazine,   Money
   Magazine,
      Bank Rate
         Monitor,     Standard &  Poor's Indices,     Dow  Jones    Industrial
   Average,
      and other
         rating   services,   companies,  publications,  or other  persons who
   rank
      separate
         accounts or other   investment  products on  overall performance   or
   other
      criteria,
         and (2) the effect of tax-deferred compounding on investment returns,
   or
      returns
         in   general,  which  may   be  illustrated by  graphs,   charts,  or
   otherwise,
      and which
         may   include a   comparison,   at various   points in time,   of the
   return
      from an
         investment    in   a    Contract   (or     returns  in     general)
   on a
      tax-deferred  basis
         (assuming one or more tax rates) with the return on a currently taxable basis.
         Other ranking services and indices may be used.

                  We   may   from    time   to   time    also      disclose
   cumulative
      (non-annualized)
         total  returns   for the  Investment   Divisions.  We  may from  time
   to
      time  also
         disclose    yield and   standard  total   returns  for   any or   all
   Investment
      Divisions.

                  We  may  also    advertise   performance  figures  for   the
   Investment
      Divisions
         based on the   performance  of an  Eligible  Fund  prior  to the time
   the
      Series
         Account commenced operations.

                  For   additional       information       regarding   the
   calculation
      of  other
         performance   data,     please   refer     to   the    Statement   of
   Additional
      Information.


      ------------------------------------------------------
                                                      DISTRIBUTION      OF
   THE
      CONTRACTS

      ------------------------------------------------------

                  Charles   Schwab   &    Co.,   Inc.    ("Schwab")   is   the
   principal
      underwriter and
         distributor  of  the    Contracts.  Schwab is  registered    with the
   Securities
      and
         Exchange  Commission  as  a  broker/dealer  and is  a  member  of the
   National
         Association  of Securities  Dealers,  Inc. ("NASD").    Its principal
   offices
      are
         located at 101 Montgomery, San Francisco, California 94104, telephone

         800-838-0649.

                  Certain  administrative  services   are  provided  by Schwab
   to
      assist the
         Company in  the  processing of  the  Contracts,  which  services  are described
      in
         written agreements   between Schwab  and the  Company.   The  Company
   has
      agreed to
         indemnify    Schwab  (and its  agents,  employees,   and  controlling
   persons)
      for
         certain   damages  arising   out of   the  sale   of the   Contracts,
   including
      those
         arising under the securities laws.


      ------------------------------------------------------

                                                         SELECTED    FINANCIAL
   DATA

      ------------------------------------------------------

                  First  GWL&A  was  incorporated   on April   9, 1996 and had
   no
      operations
         until    receipt     of its    certificate     of    authority   from
   the
      Superintendent  of
         Insurance of   New  York   on May   28, 1997.    Please   see  the
   financial
      statements of
         First  Great-West  Life  &  Annuity   Insurance    Company   included
   elsewhere
      in this
         Prospectus for information related to its financial condition.


                                       MANAGEMENT'S  DISCUSSION  AND  ANALYSIS
   OF
      FINANCIAL
                                             CONDITION    AND    RESULTS    OF
   OPERATIONS

         The Company

                  The Company   commenced  operations as a New  York domiciled
   life
      insurer
         as  of May 28, 1997. Accordingly,  as of the date of this Prospectus, the
      Company
         has  not had   a   significant   operating   history.    The  Company
   will
      operate in one
         business  segment as a provider of life, health  and annuity products to
      groups of
         individuals  associated   with employers or  distributors;   however,
   the
      business
         operations  of   First  GWL&A  will   be segregated  into   two major
   business
      units:  the
         Employee  Benefits     division,      which   distributes    life,
   health,
      disability income
         insurance    and     401(k)    products    to    employee     groups,

      primarily   to
         small-to-mid-sized       corporations;      and   the    Financial
   Services
      Division,  which
         distributes   accumulation   and   payout  annuity    products    for
   both
      group  and
         individual  clients,   primarily  in the  public\non-profit  sectors,
   as
      well as
         insurance products for individual clients.


         Liquidity and Capital Resources

                  The  principal  short-  and long-term    liquidity needs  of
   the
      Company will
         be closely    managed to   satisfy  policyholder     benefits.    The
   liquidity
      needs of the
         Company   will be  closely   managed   through   cash flow   matching
   of
      assets  and
         liabilities,  and   the   forecasting  of    earned   and  required
   yields
      to ensure
         consistency between policyholder requirements and the yield of assets.

         Regulation and Reserves

                  The  Company is  subject to regulation  and  supervision  by the
      insurance
         departments     of  the   state  in which  it  is    licensed.   This
   regulation
      covers a
         variety of areas,  including  policy reserve  requirements,  adequacy of
      company
         capital  and  surplus,    operational    standards,    and  financial
   accounting
      policies
         and procedures.

                  Pursuant  to  state insurance   laws and   regulations,  the
      Company  is
         obligated to  hold policy reserves   to meet  its obligations   under
   all
      outstanding
         insurance    contracts.    These  reserves  are  based  on  a  number
   of
      assumptions as to
         future   experience.   Neither the  reserve   requirements    nor the
   other
      aspects of
         state insurance   regulation provide absolute  protection to  holders
   of
      insurance
         contracts if   the Company   were to   experience unexpected   losses
   (e.g.,
      infectious
         diseases or catastrophic investment losses).

         Competition

                  The  Company  is  engaged  in  a  business  that  is  highly competitive
      due to
         the large number of
         insurance     companies    and   other   entities      competing   in
   marketing,
      administering,
         and   selling  insurance     products.    There  are   approximately
   2,300
      insurers in the
         life insurance business in the United States.

         Segment Information

                  The   Company   operates in  one   business    segment as  a
   provider
      of life,
         health and annuity   products to  groups  of individuals   associated
   with
      employers
         or distributors.

         Employees and Facilities

                  The  Company  has an   administrative   services   agreement
   with
      Great-West
         Life  & Annuity    Insurance   Company,   to provide   administrative
   support
      for all
         aspects  of the  Company's    business.   Great-West  Life &  Annuity
   has
      approximately
         4,300     employees in   its  U.S.    operations.   The   Company's
   executive
      offices are
         located at 125 Wolf Road, Suite 110, Albany, New York 12205.

         State Regulation

                  As a life  insurance   company organized and operated  under
   New
      York law,
         First GWL&A  is subject   to  provisions   governing such   companies
   and
      regulation by
         the New York Superintendent of Insurance.

                  First   GWL&A's books  and accounts  are  subject to  review
   and
      examination
         by  the  New  York   Division  of  Insurance   at  any  time, and   a
   full
      examination of its
         operations is conducted triennially.

                  In   addition,  First    GWL&A is subject to  comprehensive
   and
      detailed
         regulation  and   supervision  by   the  supervisory     agencies  in
   each
      jurisdiction in
         which    it   conducts    business.   Each    state's     supervisory
   agency
      has  broad
         administrative  authority  which   includes,   but is not limited to,
   the
      power to
         regulate    licenses   to   transact   business,  trade    practices,
   agent
      licensing, policy
         forms,   claims  practices,     underwriting   practices,     reserve
   requirements,
      fixing
         maximum  interest    rates  on life   insurance     policy loans  and
   minimum
      rates for
         accumulation    of  surrender   values,    the  form   and content of
   required
      financial
         statements   and the type  and   amounts of   investments  permitted.
   First
      GWL&A is
         required to file detailed  annual reports with  supervisory  agencies in
      each of
         the  jurisdictions   in which it does   business  and  its   accounts
   are
      subject to
         examination   by   such agencies   at   regular   intervals.    Under
   insurance
      guaranty fund
         laws  in   most   states,    insurers   can  be    assessed   up   to
   prescribed
      limits for
         insurance contract losses incurred by insolvent companies.

                  In  addition,     most    jurisdictions,     including   New
   York,
      regulate
         affiliated    groups   of   insurers    such   as  First   GWL&A  and
   its
      affiliates  under
         insurance     holding   company  legislation.   Under     such  laws,
   intercorporate
      transfers
         of  assets and dividend  payments  from insurance  subsidiaries   may
   be
      subject to
         prior notice  or approval,   depending on the size of such  transfers
   and
      payments
         in  relation to  the  financial   position  of  the  company   making
   the
      transfer.
         Changes in control also are regulated under these laws.

                  Although the   federal    government   generally   does  not
   directly
      regulate
         the   business   of   insurance,   federal   initiatives   often have
   an
      impact on the
         business  in  a variety  of  ways.    Current  and proposed   federal
   measures
      which may
         significantly    affect   First  GWL&A's  insurance  business include
   employee
      benefits
         regulation,    controls   on   medical    care   costs,    insurance
   reform,
      managed  care
         regulation,   medical entitlement programs (e.g., Medicare),  removal
   of
      barriers
         preventing  banks   from  engaging   in  the   insurance  and  mutual
   fund
      businesses,  the
         taxation   of   insurance  companies   and   the  tax   treatment  of
   insurance
      products.

                  The   Securities   and  Exchange     Commission   regulates
   certain
      separate
         accounts  of First  GWL&A and  the mutual   funds  used  as funding
   vehicles
      for those
         accounts.

         Directors and Officers

                  Set    forth   below     is   information   concerning   the
   Company's
      directors and
         executive officers, together
         with  their    principal   occupation  for   the past  five    years.
   Unless
      otherwise
         indicated, all  of the  directors and  executive  officers have  been engaged
      for not
         less  than  five  years in their  present   principal  occupation  or
   in
      another
         executive capacity with the companies or firms identified.

         Directors                                   Principal Occupation Last
   5 Years

         Marcia D. Alazraki                           Partner, Simpson Thacher
   & Bartlett

         James Balog                                               Director of
   Great-West since March  1993;
      previously
         Chairman,
                                                     Lambert  Brussels Capital
   Corporation

         James W. Burns, O.C.                                 Chairman  of the
   Boards of Lifeco1  and GWL;
      Deputy
         Chairman,
                                                     PCC2

         Paul  Desmarais, Jr.                            Chairman and Co-Chief
   Executive Officer, PCC;
         Chairman, PFC3






         Robert Gratton                                  Chairman of the Board
   of Great-West; President
      and
         Chief Executive
                                                     Officer, PFC

         N. Berne Hart                                  Director of Great-West
   since February 1992;
         previously Chairman,
                                                     United Banks of Colorado,
   Inc.

         Stuart Z. Katz                                        Partner, Fried,
   Frank,  Harris, Shriver &
      Jacobson

         William T.   McCallum                                   President and
   Chief  Executive Officer,
      Great-West;
         President and
                                                     Chief  Executive  Officer
   (U.S. Operations), GWL













         Brian E.  Walsh                                              Partner,
   Trinity L.P. since January
      1996;
         previously Managing
                                                              Director     and
   Co-head, Global Investment
         Bank, Bankers Trust
                                                              Company

         1 Great-West Lifeco Inc.
         2 Power Corporation of Canada
         3 Power Financial Corporation













         Executive Officers                  Principal Occupation Last 5 Years
         ------------------                  ---------------------------------

         William T. McCallum                     President and Chief Executive
   Officer of the
         Company and Great-
                                              West;   President    and   Chief
   Executive Officer (U.S.
         Operations), GWL

         Dennis Low                                 Executive  Vice President,
   Financial Services of the
         Company, Great-
                                              West and GWL

         James D.  Motz                              Executive Vice President,
   Employee Benefits of the
         Company, Great-
                                              West and GWL

         Robert D. Bond                                 Senior Vice President,
   Financial  Services of the
      Company,
         Great-
                                              West   and GWL;   prior  to  May
   1992,  National Director,
      Public
                                              Marketing, Aetna  Life Insurance
   Company

         John T. Hughes                           Senior Vice President, Chief
   Investment Officer of
         the Company,
                                              Great-West and GWL


                                                                   41














         D. Craig Lennox                       Senior Vice President,  General
   Counsel and Secretary of
      the
                                             Company  and  Great-West;  Senior
   Vice President and Chief
         U.S.
                                             Legal Officer, GWL

         Martin L. Rosenbaum                   Senior Vice President, Employee
   Benefits Operations
         of the
                                             Company, Great-West and GWL

         Douglas L. Wooden                    Senior Vice President, Financial
   Services of the
         Company, Great-
                                             West and GWL

         Executive Compensation

                  Executive  officers  of the  Company may  also serve  one or more
      affiliated
         companies  of First   GWL&A.    Allocations   have   been made  as to
   each
      individual's
         time devoted to  his duties as an   executive officer of the Company.
   The
      following
         table shows the  cash compensation paid, based on these  allocations, to
      the Chief
         Executive  Officer and  the  other  four  most  highly  compensated executive
      officers
         (collectively,     the  "Named      Executive     Officers")    whose
   allocated
      compensation
         exceeded  $60,000,   for services   rendered in all  capacities    to
   the
      Company in
         1996.







         Compensation Table



   ===========================================================================
   ====================
         ==============================
         Name and                        Year                 Annual

         Long-Term
         Principal Position                                   Compensation(1)

         Compensation Awards

                                                              Salary
   Bonus
         Securities Under
                                                              ($)
     ($)
         Options Granted (2)


   ---------------------------------------------------------------------------
   --------------------
         ------------------------------
         W.T. McCallum,                          1996          0
        0
















                  None
         President and
         Chief Executive
         Officer


   ---------------------------------------------------------------------------
   --------------------
         ------------------------------
         D.  Low, Executive                      1996          0
        0



                  None
         Vice President,
         Financial Services


   ---------------------------------------------------------------------------
   --------------------
         ------------------------------
         J.T. Hughes, Senior                    1996          0
       0



                  None
         Vice President, Chief
         Investment Officer


   ---------------------------------------------------------------------------
   --------------------
         ------------------------------
         D.L. Wooden, Senior                     1996          0
        0



                  None
         Vice President,
         Financial Services








   ---------------------------------------------------------------------------
   --------------------
         ------------------------------
         J.D. Motz,                              1996          0
        0



                  None
         Executive Vice
         President, Employee


         Benefits


   ===========================================================================
   ====================
         ==============================

         (1) The aggregate of perquisites and other personal benefits, securities or property provided to each Named Executive Officer in 1996 did not exceed the lesser of $50,000 and 10% of the total of the individual's annual salary and bonus.

         (2) Options are for common shares of Lifeco ("Lifeco Options"). Lifeco options are granted by Great-West
                                                                42

         Lifeco  pursuant   to the  Great-West   Lifeco  Inc.   Stock   Option
   Plan which was
         approved by Great-West Lifeco shareholders on April 24, 1996. Lifeco options become exercisable 20% per year commencing on the first anniversary date of the grant and expire 10 years after the date of the grant.

         Pension Plan Table

                  The following table sets  out the pension   benefits payable
   to the Named
         Executive Officers by Great- West Life or the Company, as of December 31, 1996.

                                                         Employees'    Pension
   Plan



   ===========================================================================
   ====================
         =====
         Remuneration                                         Years of Service
         ($)
                                    15                 20               25
             30


         35


   ---------------------------------------------------------------------------
   --------------------
         -----
         400,000                  120,000        160,000        200,000
   240,000      240,000


   ---------------------------------------------------------------------------
   --------------------
         -----
         500,000                  150,000        200,000        250,000
   300,000      300,000








   ---------------------------------------------------------------------------
   --------------------
         -----
         600,000                  180,000        240,000        300,000
   360,000      360,000


   ---------------------------------------------------------------------------
   --------------------
         -----
         700,000                  210,000        280,000        350,000
   420,000      420,000


   ---------------------------------------------------------------------------
   --------------------
         -----
         800,000                  240,000        320,000        400,000
   480,000      480,000


   ---------------------------------------------------------------------------
   --------------------
         -----
         900,000                  270,000        360,000        450,000
   540,000      540,000


   ---------------------------------------------------------------------------
   --------------------
         -----
         1,000,000                300,000        400,000       500,000
   600,000      600,000


   ===========================================================================
   ====================
         =====














         The Named Executive Officers have the following years of service:

         Name                       Years of Service
         W.T. McCallum              30
         D. Low                     31
         J.T. Hughes                6
         D.L. Wooden                5
         J.D. Motz                  27

         For W.T.  McCallum,     the benefits  shown are  payable   commencing
   December
      31, 2000,
         and    remuneration   is  the     average   of   the   highest     36
   consecutive
      months  of
         compensation  during the last 86 months  of employment.  For D.  Low,
   J.T.
      Hughes,
         D.L. Wooden  and   J.D. Motz,  the benefits   shown are  payable upon
   the
      attainment of
         age  62,    and remuneration  is   the  average  of the    highest 60
   consecutive
      months of
         compensation   during    the  last  86    months  of    employment.
   Compensation
      includes
         salary and  bonuses prior   to  any deferrals.  The  normal form   of
   pension
      is a life
         only    annuity.    Other   optional   forms   of  pension    payment
   are
      available  on an
         actuarially   equivalent  basis.   The benefits listed in   the table
   are
      subject to
         deduction for social security and other retirement benefits.

         Ownership of Securities

                  All  of  the  Company's     outstanding  shares   are  owned
   by
      Great-West Life &
         Annuity Insurance   Company,  8515 East Orchard  Road, Englewood,  CO
   80111.
      GWL&A is
         in  turn owned  100% by  the Great-West  Life Assurance  Company, 100
   Osborne
      Street
         North,  Winnipeg,  Manitoba,  Canada  R3C  3A5.  The Great-West  Life
   Assurance
      Company
         is owned 99.5% by Great-West   Lifeco Inc.,  both of  which share the
   same
      address.
         Great-West      Lifeco   Inc.      is   owned     86.5%   by   Power
   Financial
      Corporation,  751
         Victoria Square,    Montreal,  Quebec, Canada  H2Y  2J3. It  is owned
   68.3%
      by 171263

         Canada Inc.,   which is owned  100% by Power   Corporation of Canada,
   both
      of which
         share  the  same  address   as  Power Financial  Corporation.     Mr.
   Paul
      Desmarais,  751
         Victoria Square,  Montreal,  Quebec,  Canada H2Y 2J3, through a group of
      private
         holding companies,   which   he  controls,   has  voting  control  of
   Power
      Corporation of
         Canada.


      ------------------------------------------------------

                                                              VOTING RIGHTS

      ------------------------------------------------------

                  To  the  extent required  by applicable   law, all  Eligible
   Fund
      shares held
         in the  Series  Account  will be  voted by the   Company at   regular
   and
      special
         shareholder   meetings    of  the   respective    Eligible    Funds
   in
      accordance  with
         instructions    received  from  persons having   voting interests  in
   the
      corresponding
         Investment   Division.     If,   however,    the  1940   Act  or  any
   regulation
      thereunder
         should be   amended,  or  if   the present   interpretation   thereof
   should
      change, or if
         we determine that we are allowed to vote all Eligible Funds shares in our own
         rights, we may elect to do so.

                  Before the annuity  commencement  date, you the Owner,  have the voting
         interest.   The number of  votes  which are   available  to  you will
   be
      calculated
         separately  for    each   of  your   Variable    Sub-Accounts.   That
   number
      will  be
         determined    by  applying   your   percentage   interest,   if  any,
   in a
      particular
         Investment  Division to  the  total number of votes   attributable to
   that
      Investment
         Division.   You hold a voting  interest in each  Investment  Division
   to
      which your
         Annuity  Account   Value is  allocated.   If you  select   a variable
   annuity
      option, the
         votes attributable to  a Contract will decrease as annuity   payments
   are
      made.

                  The  number    of votes  of   an  Eligible    Fund will   be
   determined
      as of the
         date coincident  with the  date  established   by that  Eligible Fund
   for
      determining
         shareholders   eligible   to vote at the   meeting  of the   Eligible
   Funds.
      Voting
         instructions will  be solicited by   written communication   prior to
   such
      meeting in
         accordance  with procedures  established by  the respective  Eligible
   Funds.

                  Shares as   to which no  timely   instructions  are received
   and
      shares held
         by us as to   which Owners have no  beneficial interest will be voted
   in
      proportion
         to  the voting  instructions  which  are received  with    respect to
   all
      Contracts
         participating  in  the  Investment  Division.     Voting instructions
   to
      abstain on any
         item to be  voted  upon will be    applied  on  a pro rata basis   to
   reduce
      the votes
         eligible to be cast.

                  Each  person  or  entity  having  a  voting  interest  in  a
   Investment
      Division
         will   receive   proxy   material,   reports   and   other   material
   relating
      to the
         appropriate Eligible Fund.

                  It  should be noted that  generally the Eligible   Funds are
   not
      required
         to, and do not intend to, hold annual or other regular meetings of shareholders.

                  Contract Owners have no voting rights in the Company.

      ------------------------------------------------------
                                                     RIGHTS    RESERVED    BY
   THE
      COMPANY

      ------------------------------------------------------

                  The   Company    reserves    the right  to   make  certain
   changes
      if, in its
         judgment,    they would  best  serve  the interests    of  Owners and
   Annuitants
      or would
         be  appropriate   in carrying out  the purposes   of the  Contracts.
   Any
      changes will
         be   made  only   to the  extent   and in  the manner   permitted  by
   applicable
      laws. Also,
         when   required by law,  the Company will  obtain your    approval of
   the
      changes and
         approval from   any   appropriate     regulatory  authority.     Such
   approval
      may not be
         required  in all  cases,   however.    Examples  of  the changes  the
   Company
      may make
         include:

                  - To     operate   the    Series   Account    in  any form
   permitted
      under  the
                  Investment Company  Act   of  1940 or  in  any other    form
   permitted
      by law.

                  - To   transfer  any  assets  in  any   Investment  Division
   to
      another
                  Investment     Division,   or  to  one  or   more   separate
   accounts,
      or to a
                  Guarantee   Period;    or to   add,    combine   or   remove
   Investment

      Divisions of
                  the Series Account.

                  - To   substitute,   for   the  Eligible   Fund   shares  in
   any
      Investment
                  Division, the shares of another Eligible Fund or shares of another
                  investment company or any other investment permitted by law.

                  - To make   any changes  required by   the Internal  Revenue
   Code
      or by any
                  other applicable  law  in order  to continue    treatment of
   the
      Contract as
                  an annuity.

                  -   To change the time or  time of day at which  a Valuation
   Date
      is
                  deemed to have ended.

                  -  To make  any other    necessary   technical   changes  in
   the

      Contract  in
                  order to   conform     with   any   action     the   above
   provisions
      permit  the
                  Company   to   take,  including   to   change   the way  the
   Company
      assess
                  charges,    but without    increasing    as to    any   then
   outstanding
      Contract the
                  aggregate   amount   of the  types    of   charges    which
   the
      Company  has
                  guaranteed.


      ------------------------------------------------------

                                                            LEGAL PROCEEDINGS

      ------------------------------------------------------

                  There   are at present   no material legal    proceedings to
   which
      the Series
         Account is   a party  or to which the  assets  of  the Series Account
   are
      subject. The
         Company is  not  currently  a party  to,  and   its property  is  not
   currently
      subject
         to, any material legal proceedings. The lawsuits to which the Company is
      a party
         are,    in the  opinion  of management,   in  the ordinary  course of
   business,
      and are
         not   expected    to  have a   material   adverse     effect   on the
   financial
      results,
         conditions or prospects of the Company.


      ------------------------------------------------------

                                                              LEGAL MATTERS

      ------------------------------------------------------


                  Advice   regarding   certain   legal  matters     concerning
   the
      federal
         securities   laws    applicable   to the   issue   and   sale of  the
   Contract
      has been
         provided by Jorden Burt Berenson &  Johnson LLP. The organization  of the
      Company,
         the Company's  authority to issue the Contract,   and the validity of
   the
      form of
         the Contract  have   been passed  upon   by  W.   Kay  Adam,   Vice
   President,
      Counsel and
         Associate Secretary of the Company.

      ------------------------------------------------------

                                                                 EXPERTS

      ------------------------------------------------------

                  The  balance  sheet  of  First  Great-West  Life  &  Annuity
   Insurance
      Company
         as of April  4, 1997 included in  this  prospectus   has been audited
   by
      Deloitte &
         Touche LLP,   independent    auditors,   as  stated in  their  report
   appearing
      herein,
         and is   included   in   reliance   upon the    report of such   firm
   given
      upon their
         authority as experts in accounting and auditing.


      ------------------------------------------------------

                                                          AVAILABLE
   INFORMATION

      ------------------------------------------------------

                  We      have      filed     a    registration      statement
   ("Registration
      Statement") with
         the   Commission   under  the 1933  Act   relating to the   Contracts
   offered
      by this
         Prospectus.   This  Prospectus   has   been   filed  as  a part    of
   the
      Registration
         Statement   and  does   not  contain   all  of the   information  set
   forth
      in the
         Registration   Statement   and   exhibits   thereto.   Reference   is
   hereby
      made to the
         Registration   Statementand exhibits for further information relating
      to us and
         the  Contracts.   Statements  contained in  this   Prospectus, as  to
   the
      content of the
         Contracts  and  other legal  instruments,   are    summaries.   For a
   complete
      statement
         of the terms thereof,  reference is  made to the instruments as filed as
      exhibits
         to   the Registration   Statement.   The  Registration Statement  and
   its
      exhibits may
         be inspected   and copied at the offices of  the  Commission  located
   at
      450 Fifth
         Street, N.W., Washington, D.C.

                  The  Statement   of    Additional   Information     contains
   more
      specific
         information  relating    to the  Series  Account   and  First  GWL&A.
   The
      Table of
         Contents of the Statement of Additional Information is set forth below:

                  1.       General Information
                  2. First Great-West Life & Annuity Insurance Company and
      the
                           Variable Annuity-1 Series Account
                  3.       Calculation of Annuity Payments
                  4.       Postponement of Payments
                  5.       Services
                  6.       Withholding
                  7.       Calculation of Performance Data

                                                               Appendix A

         On    the  following     pages   are   four    examples  of   Market
   Value
      Adjustments
         illustrating   (1)  increasing     interest  rates, (2)    decreasing
   interest
      rates, (3)
         flat  interest rates (i  and j are within  .10% of each   other), and
   (4)
      less than 6
         months to maturity.


         Example #1 - Increasing Interest Rates

                  Deposit:                             $25,000 on November  1,
   1996
                  Maturity Date:                     December 31, 2006
                  Interest Guarantee Period:         10 years
                  i:                                 assumed to be 6.15%
                  Surrender Date:                    July 1, 2001
                  j:                                 7.00%
                  Amount Surrendered:                $10,000
                  N:                                 65

                           MVAF     =        {[(1 + i)/(1 + j)]N/12} - 1
                                    =        {[1.0615/1.07]65/12} - 1
                                    =        .957718 - 1
                                    =        -.042282

                           MVA          =              (amount Transferred  or
   surrendered)
      x MVAF
                                    =        $10,000 x - .042282
                                    =        - $422.82

                     Surrender  Value  =  (amount Transferred  or  surrendered
   +
      MVA)x(1-CDSC)
                                                     =             ($10,000  +
   -
      $422.82)x(1-0)
                                                     =        $9,577.18

                  Example #2 - Decreasing Interest Rates

                  Deposit:                              $25,000 on November 1,
   1996
                  Maturity Date:                     December 31, 2006
                  Interest Guarantee Period: 10 years
                  i:                                 assumed to be 6.15%
                  Surrender Date:            July 1, 2001
                  j:                                 5.00%
                  Amount Surrendered:                $10,000
                  N:                                 65

                           MVAF     =        {[(1 + i)/(1 + j)]N/12} - 1
                                    =        {[1.0615/1.05]65/12} - 1
                                    =        .060778

                           MVAF        =             (amount    Transferred or
   surrendered)
      x MVAF
                                    =        $10,000 x .060778
                                    =        $607.78

                     Surrender  Value  =  (amount Transferred  or  surrendered
   +
      MVA)x(1-CDSC)
                                                     =                ($10,000
   +
      $607.78)x(1-0)
                                                     =        $10,607.78

                  Example #3 - Flat Interest Rates

                  Deposit:                             $25,000 on  November 1,
   1996
                  Maturity Date:                     December 31, 2006
                  Interest Guarantee Period: 10 years
                  i:                                 assumed to be 6.15%
                  Surrender Date:            July 1, 2001
                  j:                                 6.24%
                  Amount Surrendered:                $10,000
                  N:                                 65

                           MVAF     =        {[(1 + i)/(1 + j)]N/12} - 1
                                    =        {[1.0615/1.0624]65/12} - 1
                                    =        .995420 - 1
                                    =        -.004580

                           MVA          =              (amount  Transferred or
   surrendered)
      x MVAF
                                    =        $10,000 x -.004589
                                    =        - $45.80

                     Surrender  Value =  (amount  Transferred  or  surrendered
   +
      MVA)x(1-CDSC)
                                                     =                ($10,000
   -
      $45.80)x(1-0)
                                                     =        $9,954.20




                  Example #4 - N is less than 6 (less than 6 months to maturity)

                  Deposit:                             $25,000 on November  1,
   1996
                  Maturity Date:                     December 31, 2006
                  Interest Guarantee Period: 10 years
                  i:                                 assumed to be 6.15%
                  Surrender Date:            July 1, 2006
                  j:                                 7.00%
                  Amount Surrendered:                $10,000
                  N:                                 5

                  MVAF     =        {[(1 + i)/(1 + j)]N/12} - 1
                           =        {[1.0615/1.07]5/12} - 1
                           =        .99668 - 1
                           =        -.00332
                           However, N is less than 6, so MVAF = 0

                  MVAF     =        (amount Transferred or surrendered) x MVAF
                           =        $10,000 x 0
                           =        $0

                     Surrender  Value  = (amount  Transferred  or  surrendered
   +
      MVA)x(1-CDSC)

                                             =       ($10,000 + $0)x(1-0)
                                             =       $10,000

         FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
         (A wholly-owned subsidiary of
           Great-West Life & Annuity Insurance Company)


         Balance Sheet as of April 4, 1997 and
         Independent Auditors' Report














         INDEPENDENT AUDITORS' REPORT


         To the Board of Directors and Stockholder of First Great-West Life & Annuity Insurance Company:

         We have audited the accompanying balance sheet of First Great-West Life & Annuity Insurance Company (a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company) as of April 4, 1997. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

         We conducted our audit in accordance with generally accepted standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, such balance sheet presents fairly, in all material respects, the financial position of First Great-West Life & Annuity Insurance Company as of April 4, 1997 in conformity with generally accepted accounting principles.

         /s/ Deloitte & Touche LLP

         Deloitte & Touche  LLP

         Denver, Colorado


         April 14, 1997

         FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

         BALANCE SHEET
         APRIL 4, 1997

         ASSETS
         Cash
         $6,000,000
                   TOTAL ASSETS
         $6,000,000

         STOCKHOLDER'S EQUITY
         Common stock, $1,000 par value, 2,000 shares authorized,
         $2,000,000
            issued and outstanding
         Additional paid-in capital
         $4,000,000
                   TOTAL STOCKHOLDER'S EQUITY
         $6,000,000



         FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

         NOTES TO FINANCIAL STATEMENTS
         APRIL 4, 1997


         1.   ORGANIZATION

              Organization - First Great-West Life & Annuity Insurance Company (the Company) is a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (The Parent Corporation). The Company was incorporated as a stock life insurance company on April 9, 1996 in the State of New York and was capitalized on April 4, 1997 through a $6,000,000 cash investment from its Parent for 2,000 shares of common stock. The Company is currently seeking licensure as an insurance company in the State of New York.

             Basis of Presentation - The preparation of financial statements in conformity with generally accepted accounting principles which requires management to make estimates and assumptions that affected the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

         2.   SIGNIFICANT ACCOUNTING PRINCIPLES

              Cash - cash includes only amounts in demand deposit accounts.

                                              PART II

                              INFORMATION NOT REQUIRED IN PROSPECTUS

         Item 13. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

                  The   estimated    expenses   of    the    issuance      and
   distribution
      of  the
         Contracts, other  than commissions  on  sales of   the Contracts  are
   as
      follows:

                  Securities and Exchange Commission fee

                    $
         303.03



         ---------
                  Accounting fees and expenses

                    $
         5,000.00



         ---------
                  Legal fees and expenses

                    $
         20,000.00



         ---------

         Item 14. INDEMNIFICATION OF DIRECTORS AND OFFICERS

                           Provisions   exist  under  the laws of the state of
   New
      York and
         the  Bylaws of  First  GWL&A whereby  First GWL&A  may   indemnify  a
   director,
      officer,
         or  controlling    person  of First  GWL&A    against   liabilities
   arising
      under the
         Securities   Act  of 1933.  The following   excerpts     contain  the
   substance
      of these
         provisions:

                                      New York Corporate Code

         Section    721.    Nonexclusivity     of   statutory     provisions
   for
      indemnification  of
         directors and officers.

         The indemnification and advancement  of expenses granted pursuant to,
   or
      provided
         by, this  article  shall not be deemed  exclusive of any other rights to
      which a
         director  or  officer    seeking   indemnification    or  advancement
   of
      expenses may be
         entitled,  whether  contained in the certificate of incorporation  or the
      by-laws
         or, when    authorized  by  such   certificate   of   incorporation
   or
      by-laws,  (i) a
         resolution  of   shareholders,   (ii) a   resolution  of  directors,
   or
      (iii)  an
         agreement  providing  for  such   indemnification,     provided  that
   no
      indemnification
         may be  made  to  or on behalf  of any   director    or officer if  a
   judgment
      or other
         final adjudication   adverse  to the director or  officer establishes
   that
      his acts
         were    committed  in bad   faith or  were   the  result  of   active
   and
      deliberate
         dishonesty  and were material to the cause of action so  adjudicated,
   or
      that he
         personally  gained  in fact   a financial  profit or  other advantage
   to
      which he was
         not   legally entitled.    Nothing  contained in this   article shall
   affect
      any rights
         to    indemnification    to which     corporate    personnel   other
   than
      directors  and
         officers may be entitled by contract or otherwise under law.

         Section   722.   Authorization  for   indemnification   of  directors
   and
      officers.

         (a) A  corporation  may  indemnify  any person made, or threatened to be
      made, a
         party to  an  action   or    proceeding  ( other   than one by  or in
   the
      right of the
         corporation  to  procure a judgment in its   favor),  whether   civil
   or
      criminal,
         including an action by or in the right  of any other  corporation  of any
      type or
         kind,   domestic or  foreign, or  any partnership,    joint  venture,
   trust,
      employee
         benefit   plan   or   other  enterprise,   which   any  director   or
   officer
      of the
         corporation    served  in  any    capacity at  the  request    of the
   corporation,
      by reason
         of  the  fact that  he,  his testator  or intestate,  was a  director
   or
      officer of the
         corporation,   or   served   such other    corporation,  partnership,
   joint
      venture,
         trust,   employee   benefit   plan   or  other   enterprise   in  any
   capacity,
      against
         judgments,  fines,   amounts  paid   in  settlement   and  reasonable
   expenses,
      including
         attorneys' fees actually   and necessarily  incurred  as a  result of
   such
      action or
         proceeding,   or  any appeal   therein,  if such  director or officer
   acted,
      in good
         faith,   for a purpose which he reasonably  believed to be in, or, in the
      case of
         service for  any other    corporation or  any   partnership,    joint
   venture,
      trust,
         employee  benefit  plan  or other  enterprise,  not  opposed to,  the best
      interests of
         the corporation    and, in  criminal   actions  or proceedings,    in
   addition,
      had no
         reasonable cause to believe that his conduct was unlawful.

         (b) The   termination   of  any such   civil   or   criminal   action
   or
      proceeding  by
         judgment,    settlement,   conviction    or  upon  a  plea  of   nolo
   contendere,
      or its
         equivalent,    shall not in  itself create   a presumption   that any
   such
      director or
         officer  did not  act,   in  good faith,   for  a   purpose  which he
   reasonably
      believed
         to  be   in,   or,   in the   case   of   service   for   any   other
   corporation
      or any
         partnership,    joint venture,    trust,   employee benefit plan   or
   other
      enterprise,
         not opposed to, the best interests of the corporation or that he had reasonable
         cause to believe that his conduct was unlawful.

         (c) A  corporation  may  indemnify  any person made, or threatened to be
      made, a
         party to an  action by  or in  the right  of the   corporation     to
   procure a
      judgment
         in  its   favor  by reason  of  the fact  that   he, his  testator or
   intestate,
      is or was
         a director or  officer of  the corporation, or is   or was serving at
   the
      request of
         the corporation as a director or  officer of any other corporation of any
      type or
         kind, domestic  or foreign,  of   any partnership,   joint   venture,
   trust,
      employee
         benefit    plan or    other   enterprise,   against   amounts    paid
   in
      settlement  and
         reasonable   expenses,    including   attorneys'    fees,   actually
   and
      necessarily
         incurred   by him in connection  with the   defense or settlement  of
   such
      action,  or
         in connection  with an appeal  therein, if such  director or  officer acted,
      in good
         faith,  for a purpose which he reasonably   believed to be in, or, in
   the
      case of
         service for  any other    corporation or  any   partnership,    joint
   venture,
      trust,
         employee   benefit plan  or other   enterprise, not  opposed to,  the
   best
      interests of
         the  corporation,   except that  no     indemnification   under  this
   paragraph
      shall be
         made in respect of (1) a threatened action, or a pending action which is
      settled
         or   otherwise   disposed  of, or (2) any claim,   issue or matter as
   to
      which such
         person shall  have been adjudged  to be   liable to the  corporation,
   unless
      and only
         to the extent that the court   in which the action was  brought,  or,
   if
      no action
         was brought,    any  court of competent    jurisdiction,   determines
   upon
      application
         that,  in view  of all  the  circumstances  of  the case,  the person is
      fairly and
         reasonably     entitled  to  indemnity   for  such  portion    of the
   settlement
      amount and
         expenses as the court deems proper.

         (d) For  the  purpose   of this  section,   a   corporation  shall be
   deemed
      to have
         requested  a   person  to serve  an  employee    benefit  plan  where
   the
      performance  by
         such   person  of  his  duties   to the   corporation   also  imposes
   duties
      on, or
         otherwise    involves    services   by,   such  person  to  the  plan
   or
      participants  or
         beneficiaries  of the   plan;   excise taxes   assessed  on a  person
   with
      respect to an
         employee benefit    plan pursuant   to  applicable   law  shall    be
   considered
      fines; and
         action  taken  or omitted  by a  person with  respect to  an employee benefit
      plan in
         the    performance  of   such  person's     duties for  a   purpose
   reasonably
      believed by
         such  person  to   be  in   the  interest   of  the   participants
   and
      beneficiaries of the
         plan  shall be   deemed  to be for a  purpose   which is not  opposed
   to
      the best
         interests of the corporation.

         Section 723. Payment of indemnification other than by court award.

         (a) A person who has  been successful, on the merits or otherwise, in the
      defense
         of a   civil or     criminal    action   or    proceeding  of   the
   character
      described  in
         section 722 shall   be entitled to indemnification as authorized   in
   such
      section.

         (b)  Except as provided   in paragraph   (a), any    indemnification
   under
      section 722
         or otherwise   permitted by  section 721,  unless ordered  by a court
   under
      section
         724 (Indemnification of directors and officers by a court), shall be made by the
         corporation, only if authorized in the specific case:

         (1) By the board acting  by a quorum  consisting of directors who are not
      parties
         to such  action or  proceeding upon  a finding  that the  director or officer
      has met
         the     standard     of conduct  set forth   in  section     722 or
   established
      pursuant to
         section 721, as the case may be, or,

         (2)  If a  quorum under subparagraph  (1) is not obtainable  or, even if
      obtainable,
         a quorum  of    disinterested  directors  so   directs;    (A) By the
   board
      upon the
         opinion  in   writing    of   independent  legal     counsel  that
   indemnification
      is proper
         in  the  circumstances  because  the  applicable  standard of conduct set
      forth in
         such  sections   has  been   met  by  such    director  or  officer,
   or
      (B) By the
         shareholders   upon a finding that   the director or officer  has met
   the
      applicable
         standard of conduct set forth in such sections.

         (c)  Expenses   incurred   in defending  a civil  or  criminal action
   or
      proceeding may
         be paid by the   corporation in advance of the final  disposition  of
   such
      action or
         proceeding  upon   receipt of an   undertaking  by   or on behalf  of
   such
      director or
         officer  to  repay  such   amount  as, and  to  the  extent, required
   by
      paragraph (a) of
         section 725.

         Section 724. Indemnification of directors and officers by a court.

         (a)    Notwithstanding  the    failure    of   a    corporation    to
   provide
      indemnification, and
         despite   any    contrary    resolution    of the  board  or  of  the
   shareholders
      in the
         specific case  under section 723  (Payment of  indemnification  other than
      by court
         award),    indemnification    shall be awarded    by a court   to the
   extent
      authorized
         under section  722 (Authorization  for indemnification  of  directors
   and
      officers),
         and    paragraph  (a) of  section 723.  Application   therefor may be
   made,
      in every
         case, either:

         (1)  In the   civil  action or  proceeding   in  which the   expenses
   were
      incurred or
         other amounts were paid, or

         (2) To  the supreme court in   a separate proceeding,  in which  case
   the
      application
         shall set forth the   disposition of any previous   application  made
   to
      any court
         for the  same or  similar relief and  also reasonable  cause for  the failure
      to make
         application   for such relief in the action or   proceeding  in which
   the
      expenses
         were incurred or other amounts were paid.

         (b) The application   shall be made  in such manner  and  form as may
   be
      required by
         the   applicable    rules  of court  or, in  the absence    thereof,
   by
      direction of a
         court to   which  it is   made.   Such  application   shall  be  upon
   notice
      to the
         corporation.   The court may   also  direct  that notice  be given at
   the
      expense of
         the corporation to the  shareholders    and such other persons as  it
   may
      designate
         in such manner as it may require.

         (c) Where  indemnification   is sought by judicial action,  the court
   may
      allow a
         person such reasonable expenses,   including attorneys' fees,  during
   the
      pendency
         of  the  litigation  as  are  necessary   in connection    with   his
   defense
      therein,  if
         the  court   shall  find that  the  defendant  has by his   pleadings
   or
      during the
         course of the litigation raised genuine issues of fact or law.

         Section   725.    Other   provisions    affecting   indemnification
   of
      directors  and
         officers.

         (a)  All expenses  incurred in  defending a civil or  criminal action
   or
      proceeding
         which are   advanced    by the   corporation   under  paragraph   (c)
   of
      section  723
         (Payment  of  indemnification  other than by court  award) or allowed by
      a court
         under   paragraph (c)  of section 724  (Indemnification of  directors
   and
      officers by
         a   court)   shall  be   repaid   in case   the   person   receiving
   such
      advancement  or
         allowance  is  ultimately  found,  under   the procedure set forth in
   this
      article,
         not to  be entitled to  indemnification   or, where   indemnification
   is
      granted, to
         the extent the expenses so advanced by the corporation or allowed by the court
         exceed the indemnification to which he is entitled.

         (b) No    indemnification,  advancement    or    allowance   shall be
   made
      under  this
         article in any circumstance where it appears:

         (1)  That   the  indemnification  would  be   inconsistent  with  the
   law
      of the
         jurisdiction   of    incorporation    of  a  foreign    corporation
   which
      prohibits  or
         otherwise limits such indemnification;

         (2) That  the    indemnification   would  be   inconsistent   with  a
   provision
      of the
         certificate    of  incorporation,  a  by-law,   a resolution   of the
   board
      or of the
         shareholders,     an agreement  or other  proper corporate   action,
   in
      effect at the
         time  of the  accrual of  the alleged  cause of  action asserted   in
   the
      threatened or
         pending   action or     proceeding   in which  the    expenses   were
   incurred
      or other
         amounts   were   paid,     which   prohibits   or   otherwise  limits
   indemnification;
      or

         (3)   If   there   has  been   a    settlement    approved  by   the
   court,
      that  the
         indemnification   would    be   inconsistent   with  any    condition
   with
      respect  to
         indemnification   expressly  imposed   by  the   court  in  approving
   the
      settlement.

         (c)  If any   expenses   or    other   amounts   are   paid   by  way
   of
      indemnification,
         otherwise    than by court  order or  action by  the   shareholders,
   the
      corporation
         shall,    not  later   than  the  next    annual     meeting     of
   shareholders
      unless  such
         meeting is   held  within   three months   from  the  date  of such
   payment,
      and, in any
         event,   within    fifteen    months   from    the   date    of such
   payment,
      mail to its
         shareholders   of   record   at the   time   entitled   to vote   for
   the
      election  of
         directors a  statement  specifying    the persons paid,   the amounts
   paid,
      and the
         nature  and status at  the time of such  payment of the    litigation
   or
      threatened
         litigation.

         (d) If  any action with  respect to   indemnification    of directors
   and
      officers is
         taken   by  way of     amendment   of  the    by-laws,   resolution
   of
      directors,  or by
         agreement,   then the corporation   shall,  not later than   the next
   annual
      meeting of
         shareholders, unlesssuch meeting isheld within three months fromthe date of
         such  action,  and,  in any event,  within   fifteen  months from the
   date
      of such
         action, mail to its shareholders of record at the time entitled to vote for the
         election of directors a statement specifying the action taken.

         (e)  Any   notification  required   to   be  made   pursuant to   the
   foregoing
      paragraph (c)
         or (d)  of this   section by any   domestic   mutual  insurer   shall
   be
      satisfied by
         compliance with the corresponding provisions of section one thousand two hundred
         sixteen of the insurance law.

         (f) The  provisions  of  this  article relating  to   indemnification
   of
      directors and
         officers and insurance  therefor shall apply to domestic corporations
   and
      foreign
         corporations  doing   business in  this state,    except  as provided
   in
      section 1320
         (Exemption from certain provisions).

         Section 726. Insurance for indemnification of directors and officers.

         (a) Subject  to   paragraph  (b),  a  corporation   shall  have power
   to
      purchase and
         maintain insurance:

         (1) To indemnify the corporation for any obligation   which it incurs
   as
      a result
         of  the   indemnification    of directors  and  officers   under  the
   provisions
      of this
         article, and

         (2)  To   indemnify    directors  and  officers    in  instances   in
   which
      they may be
         indemnified by the corporation under the provisions of this article, and

         (3)  To  indemnify  directors  and  officers  in  instances  in which they
      may not
         otherwise be indemnified by the  corporation under the provisions  of this
      article
         provided  the    contract  of  insurance  covering    such  directors
   and
      officers
         provides,    in  a   manner    acceptable  to  the   superintendent
   of
      insurance,  for a
         retention amount and for co-insurance.

         (b)  No  insurance   under    paragraph    (a)  may provide for   any
   payment,
      other than
         cost of defense, to or on behalf of any director or officer:

         (1) if   a judgment   or other  final   adjudication adverse  to  the
   insured
      director or
         officer      establishes      that   his  acts  of   active     and
   deliberate
      dishonesty  were
         material  to the   cause  of  action so  adjudicated,     or that  he
   personally
      gained in
         fact  a financial  profit or  other advantage   to  which he  was not
   legally
      entitled,
         or

         (2)  in   relation    to  any risk  the   insurance     of which  is
   prohibited
      under the
         insurance law of this state.

         (c)  Insurance under  any or all subparagraphs  of paragraph  (a) may be
      included
         in  a   single    contract  or   supplement  thereto.   Retrospective
   rated
      contracts are
         prohibited.

         (d) The    corporation    shall,    within    the time  and to   the
   persons
      provided  in
         paragraph       (c)   of    section   725  (Other       provisions
   affecting
      indemnification  of
         directors    or   officers),    mail  a  statement    in  respect  of
   any
      insurance it has
         purchased   or  renewed   under this    section,      specifying  the
   insurance
      carrier, date
         of   the   contract,    cost   of   the    insurance,      corporate
   positions
      insured,  and a
         statement    explaining   all   sums,   not    previously   reported
   in a
      statement  to
         shareholders, paid under any indemnification insurance contract.

         (e) This  section  is the   public  policy of this  state to   spread
   the
      risk of
         corporate management, notwithstanding any other general or special law of this
         state or of any other jurisdiction including the federal government.

                                       Bylaws of First GWL&A

         Article II, Section 11.  Indemnification of Directors.

         The  corporation  may,  by resolution  of  the  Board  of  Directors, indemnify
      and save
         harmless out  of the funds  of the Company to  the extent   permitted
   by
      applicable
         law, any  Director,    Officer,  or employee of the   corporation  or
   any
      member or
         officer  of  any Committee,   and  his  or her heirs,   executors and
      administrators,
         from  and   against  all  claims,   liabilities,   costs,    charges,
   and
      expenses
         whatsoever  that   any such  Director,   Officer,   employee  or  any
   such
      member or
         officer   sustains  or  incurs in  or  about  any action,    suit, or
   proceeding
      that is
         brought,   commenced,   or  prosecuted   against him  or  her for  or
   in
      respect of any
         act, deed,   matter or thing whatsoever   made, done, or permitted by
   him
      or her in
         or   about  the  execution of  the duties  of  his or  her office  or employment
      with the
         corporation,  or   in or about  the  execution of his   or her duties
   as a
      Director or
         Officer   of   another  company   which he  or she  so serves at  the
   request
      and on
         behalf of the corporation,   or in or about the execution  of his  or
   her
      duties as
         a   member or  officer  of  any  such    Committee,   and  all  other
   claims,
      liabilities,
         costs, charges  and expenses that he  or she sustains  or incurs,  in
   or
      about or in
         relation  to any  such duties or the    affairs of the   corporation,
   the
      affairs of
         such other company    which he  or she so serves   or the affairs  of
   such
      Committee,
         except  such  claims,   liabilities, costs,  charges  or expenses  as
   are
      occasioned by
         acts   of   omissions   which   were   in  bad   faith,      involved
   intentional
      misconduct,  a
         violation of  the New  York Insurance Law or a knowing   violation of
   any
      other law
         or  which  resulted   in  such  person   gaining in  fact a financial
   profit
      or other
         advantage   to   which   he  or   she   was   not   entitled.   The
   corporation
      may,  by
         resolution    of  the Board of    Directors,   indemnify    and  save
   harmless
      out of the
         funds   of  the    corporation   to  the   extent    permitted   by
   applicable
      law,  any
         Director,    Officer, or employee  of  any subsidiary  corporation of
   the
      corporation
         on  the   same   basis,   and   within   the same   constraints   as,
   described
      in the
         preceding   sentence.    No  payment  of  indemnification   shall  be
   made
      unless notice
         has  been filed  with the   Superintendent  of Insurance  pursuant to
   Section
      1216 of
         the New York Insurance Law.

         Item 15.     RECENT SALES OF UNREGISTERED SECURITIES

                      Not applicable.

         Item 16.     EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

             1. Form of Principal Underwriter and Distribution Agreement is

                      incorporated     by     reference     to    Registrant's
   Registration
      Statement.

             2.       Not applicable.

             3.          (a)   Articles of  Incorporation  of First Great-West
   Life &
      Annuity
                      Insurance    Company   is   incorporated  by   reference
   to
      Registrant's
                      Registration Statement.

                      (b)    Bylaws  of  First   Great-West  Life &    Annuity
   Insurance
      Company is
                      incorporated     by     reference     to    Registrant's
   Registration
      Statement.

             4.           (a)  Form of  Combination  Fixed  and Variable Group
   Annuity
      Contract
                      filed herewith as Exhibit 4(a).

                      (b)    Form  of  IRA    Endorsement  is  incorporated by
   reference
      to
                      Registrant's Registration Statement.

             5. Opinion and consent of W. Kay Adam as to the legality of the
                      securities being registered filed herewith as Exhibit 5.

             6.       Not applicable.

             7.       Not applicable.

             8.       Not applicable.

             9.       Not applicable.

             10.            Administrative  Services  Agreement  between First
   Great-West
      Life &
                      Annuity   Insurance   Company  and   Great-West Life   &
   Annuity
      Insurance
                      Company filed herewith as Exhibit 10.

             11.      Not applicable.

             12.      Not applicable.

             13.      Not applicable.

             14.      Not applicable.

             15.      Not applicable.

             16.      Not applicable.

             17.      Not applicable.

             18.      Not applicable.

             19.      Not applicable.

             20.      Not applicable.

             21.      Not applicable.

             22.      Not applicable.

             23.        (a)  Consent of  Jorden Burt Berenson   & Johnson LLP,
   is
      incorporated
                      by reference to Registrant's Registration Statement.

                      (b) Consent of  Deloitte & Touche LLP, is   incorporated
   by
      reference
                      to Registrant's Registration Statement.

                      (c)  Consent of W. Kay Adam filed herewith as Exhibit 5.

             24.         Power of  Attorney for  Ms. Alazraki, Messrs.  Balog,
   Burns,
                      Desmarais,   Jr.,   Gratton,  Hart,    Katz  and   Walsh
   are
      incorporated by
                      reference to Registrant's Registration Statement.

             25.      Not applicable.

             26.      Not applicable.

             27.        Financial Data  Schedule for  First Great-West  Life &
   Annuity

                      Insurance    Company   is   incorporated  by   reference
   to
      Registrant's
                      Registration Statement.

         Item 17.     UNDERTAKINGS

             The Registrant hereby undertakes:

             (1)  To file,  during any period  in  which   offers or sales are
   being
      made,  a
             post-effective amendment to this registration statement:

                      (i)    To include  any  prospectus  required  by Section
   10(a)(3)
      of the
                      Securities Act of 1933;

                      (ii)   To   reflect  in  the   prospectus any   facts or
   events
      arising after
                      the  effective   date of the   registration   statement
   (or
      the  most
                      recent     post-effective      amendment     thereof)
   which,
      individually or in
                      the  aggregate,    represent a  fundamental   change  in
   the
      information
                      set forth in the registration statement;

                      (iii) To include any  material  information with respect
   to
      the plan
                      of   distribution    not   previously    disclosed   in
   the
      registration
                      statement    or   any    material   change    to    such
   information
      in the
                      registration statement, including   (but not limited to)
   any
      addition
                      or deletion of a managing underwriter.

             (2) That, for the   purpose of determining   any  liability under
   the
      Securities
             Act of 1933, each such post-effective  amendment shall be  deemed to
      be a new
             registration    statement   relating  to  the  securities offered
   therein,
      and the
             offering of such securities at that time shall be deemed to be the initial
             bona fide offering thereof.

             (3)    To  remove    from       registration  by    means  of   a
   post-effective
      amendment any
             of the  securities   being  registered  which  remain unsold   at
   the
      termination of
             the offering.

             (4)  Insofar as  indemnification   for liability    arising under
   the
      Securities
             Act  of  1933  may be  permitted  to  directors,    officers  and
   controlling
      persons
             of  the  registrant  pursuant  to  the foregoing     provisions,
   or
      otherwise,  the
             registrant   has  been   advised    that in  the    opinion    of
   the
      Securities  and
             Exchange    Commission   such    indemnification   is    against
   public
      policy  as
             expressed  in the  Act and  is, therefore,    unenforceable.   In
   the
      event that a
             claim for  indemnification   against such liabilities (other than
   the
      payment
             by the     registrant    of  expenses    incurred  or paid   by a
   director,
      officer or
             controlling   person   of  the   registrant   in the   successful
   defense
      of any
             action,    suit  or    proceeding)   is    asserted     by such
   director,
      officer  or
             controlling     person    in   connection  with   the  securities
   being
      registered,  the
             registrant  will,   unless in   the  opinion  of its counsel  the
   matter
      has been
             settled   by   controlling   precedent,    submit  to   a   court
   of
      appropriate
             jurisdiction  the  question  whether such  indemnification  by it is
      against
             public  policy  as  expressed  in the Act and will   be  governed
   by
      the final
             adjudication of such issue.

                                                             SIGNATURES


                  Pursuant  to  the   requirements   of the   Securities  Act
   of
      1933,  the
         Registrant  has  duly   caused  this   Pre-Effective   Amendment  No.
   1
      to  its
         Registration Statement on Form S-1 to be signed on its behalf, in the
      City of
         Englewood, State of Colorado, on this 30th day of June , 1997.


                                                         FIRST      GREAT-WEST
   LIFE &
      ANNUITY
                                                         INSURANCE COMPANY
                                                         (Depositor)



                                                         By:       /s/ William
   T.
      McCallum
                                                           William          T.
   McCallum,
      President
                                                              and        Chief
   Executive
      Officer



                  As required    by  the  Securities    Act  of    1933,  this
   Registration
      Statement
         has been signed   by the following   persons in the capacities   with
   First
      Great-West
         Life & Annuity Insurance Company
         and on the dates indicated:








         Signature and Title
               Date



         /s/ Robert Gratton*
        6/30 ,1997
         Director, Chairman of the
         Board (Robert Gratton)



         /s/ William T. McCallum
        6/30 ,1997
         Director, President and Chief Executive
         Officer (William T. McCallum)














         /s/ G.R. Derback
        6/30 ,1997
         Vice President, Financial Control
         and Controller (Glen R. Derback)



                                                                 S-1
















         Signature and Title
          Date




         /s/ Marcia D. Alazraki*
          6/30 ,1997
         Director (Marcia D. Alazraki)



         /s/ James Balog*
          6/30 ,1997
         Director (James Balog)



         /s/ James W. Burns*
          6/30 ,1997
         Director (James W. Burns)



         /s/ Paul Desmarais, Jr.*
           6/30 ,1997
         Director (Paul Desmarais, Jr.)



         /s/ N. Berne Hart*
           6/30 ,1997
         Director (N. Berne Hart)



         /s/ Stuart Z. Katz*
           6/30 ,1997
         Director (Stuart Z. Katz)



         /s/ Brian E. Walsh*
            6/30 ,1997
         Director (Brian E. Walsh)







         *By:     /s/ D.C. Lennox
            6/30 ,1997
                  D. C. Lennox
                  Attorney-in-fact pursuant to  Powers of Attorney  filed with the
                  Registration Statement.
